Coronado Global Resources Inc.

Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2024
Northern Appalachian Coal Basin
Pennsylvania,

USA
February 2025
Prepared for:
Coronado Global Resources Inc.
100 Bill Baker Way
Beckley, West

Virginia 25801
Prepared by:
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
582 Industrial Park Road
Bluefield, Virginia

24605
www.mma1.com

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 1
Statement of Use and Preparation
This Technical

Report Summary (
TRS ) was prepared by Marshall Miller & Associates, Inc. ( MM&A )
for

the

sole

use

of
Coronado

Global

Resources

Inc.

(
Coronado )
and

its

affiliated

and

subsidiary
companies and advisors.

Copies or

references to information in this

report may not

be used

without
the written permission of Coronado.
This report provides a

statement of coal resources and

coal reserves for Coronado, as

defined under
the
Australasian Code

for Reporting

of Exploration Results,

Mineral Resources

and Ore Reserves
( JORC Code ) as well as under Subpart 1300 of Regulation S-K (Regulation S-K 1300) promulgated by the
United States

Securities and

Exchange Commission

(
SEC )
.

Subject to

the comments

below,

this
report

was

also

prepared

in

accordance

with

the
Australasian

Code

for

Public

Reporting

of
Technical

Assessments and Valuations of Mineral Assets
( VALMIN Code
).

The statement

is based

on information

provided

by Coronado

and reviewed

by
Qualified Persons
( QPs ) who are full-time employees of MM&A.
As noted above, this report is a “Public Report” for the purposes of the VALMIN Code.

However,

in
accordance with paragraph 12.1 of the VALMIN Code, it is noted that this report is not a “Valuation of

Mineral

Assets”,

and

it

also

does

not

comply

with

the

following

requirements

that

apply

to
“Technical Assessments” (as defined in the VALMIN

Code):
This report does

not include a determination

of the status

of tenure (as

required by paragraph

7.2
of the VALMIN Code)

on the

basis that tenure

was separately reviewed by

Coronado’s legal advisors.
This

report

does

not

include

separate

commentary

on

the

reasonableness

and

quality

of

the
Resources and Reserves estimates

and the basis on which they have been reported (as required

by
paragraph

7.3

of

the

VALMIN

Code).

MM&A

did

not

consider

that

this

was

appropriate

in
circumstances

where MM&A

was engaged

for

the specific

purpose of

preparing

those estimates.

However,

MM&A

notes

that,

in

accordance

with

its

usual

practice,

a

separate

team

of

MM&A
employees undertook a peer review of this report and confirmed that both the process followed by
the

authors

of

this

report

and

the

estimates

prepared

were

reasonable

and

comply

with

the
requirements of the JORC Code.

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 2
The information in this TRS

related to coal resources and reserves is

based on, and fairly

represents,
information compiled by the QPs.

At the time of

reporting, MM&A’s QPs have sufficient experience
relevant

to the

style of

mineralization

and type

of deposit

under consideration

and to

the activity
they are undertaking to qualify as a QP as defined by Regulation S-K 1300 and the JORC Code.

Each
QP consents

to the

inclusion in

this report

of the

matters

based on

their information

in the

form
and context in which it appears.
Marshall

Miller

&

Associates,

Inc.

(
MM&A )

hereby

consents

to

the

use

of

the

information
contained in this report

dated December 31, 2024, relating

to estimates of

coal resources and coal
reserves controlled by Coronado.
Qualified Person: /s/ Marshall Miller & Associates, Inc.
Date: February 1, 2025

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. i
Table

of

Contents
Statement of Use and Preparation

................................

................................

............................. 1
1
Executive Summary ................................................................

................................

...........

1
1.1
Property Description .............................................................................................

1
1.2
Ownership .............................................................................................................

2
1.3
Geology

..................................................................................................................

2
1.4
Exploration Status .................................................................................................

2
1.5
Operations and Development ...............................................................................

3
1.6
Mineral Resource ..................................................................................................

3
1.7
Mineral Reserve ....................................................................................................

3
1.8
Capital Summary ...................................................................................................

4
1.9
Operating Costs .....................................................................................................

5
1.10
Economic Evaluation .............................................................................................

6
1.10.1
Discounted Cash Flow Analysis .............................................................

10
1.10.2
Sensitivity Analysis ................................................................................

10
1.11
Permitting

............................................................................................................

11
1.12
Conclusion and Recommendations

.....................................................................

11
2
Introduction

................................

................................

................................

.................... 12
2.1
Registrant and Terms

of Reference

.....................................................................

12
2.2
Information Sources ............................................................................................

13
2.3
Personal Inspections ...........................................................................................

14
3
Property Description ................................

................................

................................

.......

14
3.1
Location ...............................................................................................................

14
3.2
Titles, Claims or Leases

........................................................................................

14
3.3
Mineral Rights .....................................................................................................

14
3.4
Encumbrances .....................................................................................................

15
3.5
Other Risks...........................................................................................................

15
4
Accessibility, Climate,

Local Resources, Infrastructure and Physiography

......................... 15
4.1
Topography,

Elevation and Vegetation ...............................................................

15
4.2
Access and Transport ..........................................................................................

15
4.3
Proximity to Population Centers .........................................................................

16
4.4
Climate and Length of Operating Season

............................................................

16
4.5
Infrastructure ......................................................................................................

16
5
History ................................................................

................................

............................ 17
5.1
Previous Operation

..............................................................................................

17
5.2
Previous Exploration ...........................................................................................

17

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. ii
6
Geological Setting, Mineralization and Deposit ................................................................ 17
6.1
Regional, Local and Property Geology ................................................................

17
6.2
Mineralization .....................................................................................................

18
6.3
Deposits

...............................................................................................................

19
7
Exploration................................

................................

................................

...................... 20
7.1
Nature and Extent of Exploration .......................................................................

20
7.2
Non-Drilling Procedures and Parameters

...........................................................

21
7.3
Drilling Procedures ..............................................................................................

21
7.4
Hydrology ............................................................................................................

22
7.5
Geotechnical Data ...............................................................................................

22
8
Sample Preparation, Analyses and Security ................................

................................

.....

22
8.1
Prior to Sending to the Lab

..................................................................................

22
8.2
Lab Procedures

....................................................................................................

23
9
Data Verification ................................

................................

................................

............. 23
9.1
Procedures of Qualified Person ..........................................................................

23
9.2
Limitations

...........................................................................................................

24
9.3
Opinion of Qualified Person

................................................................................

24
10
Mineral Processing and Metallurgical Testing

................................

................................

..

24
10.1
Testing

Procedures

..............................................................................................

24
10.2
Relationship of Tests

to the Whole

.....................................................................

25
10.3
Lab Information

...................................................................................................

25
10.4
Relevant Results ..................................................................................................

25
11
Mineral Resource Estimates

................................

................................

............................ 25
11.1
Assumptions, Parameters and Methodology......................................................

26
11.1.1
Geostatistical Analysis

...........................................................................

27
11.2
Qualified Person’s

Estimates

...............................................................................

30
11.3
Qualified Person’s

Opinion

..................................................................................

31
12
Mineral Reserve Estimates ................................

................................

.............................. 31
12.1
Assumptions, Parameters and Methodology......................................................

31
12.2
Qualified Person’s

Estimates

...............................................................................

33
12.3
Qualified Person’s

Opinion

..................................................................................

34
13
Mining Methods

................................

................................

................................

.............. 34
13.1
Geotech and Hydrology

.......................................................................................

34
13.2
Production Rates .................................................................................................

34
13.3
Mining Related Requirements

............................................................................

36
13.4
Required Equipment and Personnel ...................................................................

37
13.4.1
Mine:

Pangburn

....................................................................................

37

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. iii
13.4.2
Mine: Shaner

.........................................................................................

39
13.4.3
Mine: Fallowfield

...................................................................................

40
14
Processing and Recovery Methods

................................

................................

................... 41
14.1
Description or Flowsheet ....................................................................................

41
14.2
Requirements for Energy,

Water,

Material and Personnel ................................

41
15
Infrastructure

................................

................................

................................

.................. 42
16
Market Studies

................................

................................

................................

................ 42
16.1
Market Description

..............................................................................................

42
16.2
Price Forecasts

.....................................................................................................

43
16.3
Contract Requirements .......................................................................................

43
17
Environmental Studies, Permitting and Plans, Negotiations or Agreements

with Local
Individuals

................................

................................

................................

.............. 44
17.1
Results of Studies ................................................................................................

44
17.2
Requirements and Plans for Waste

Disposal ......................................................

44
17.3
Permit Requirements and Status ........................................................................

44
17.4
Local Plans, Negotiations or Agreements ...........................................................

45
17.5
Mine Closure Plans

..............................................................................................

45
17.6
Qualified Person’s

Opinion

..................................................................................

46
18
Capital and Operating Costs

................................

................................

............................. 46
18.1
Capital Cost Estimate...........................................................................................

46
18.2
Operating Cost Estimate .....................................................................................

47
19
Economic Analysis ................................................................

................................

........... 48
19.1
Assumptions, Parameters and Methods .............................................................

48
19.2
Results .................................................................................................................

50
19.3
Sensitivity ............................................................................................................

54
20
Adjacent Properties

................................

................................

................................

......... 54
20.1
Information Used ................................................................................................

54
21
Other Relevant Data and Information ................................................................

.............. 55
22
Interpretation and Conclusions

................................

................................

........................ 55
22.1
Conclusion ...........................................................................................................

55
22.2
Risk Factors

..........................................................................................................

55
22.2.1
Governing Assumptions ........................................................................

56
22.2.2
Limitations

.............................................................................................

57
22.2.3
Methodology

.........................................................................................

57
22.2.4
Development of the Risk Matrix ...........................................................

57
22.2.4.1
Probability Level Table

.................................................

58
22.2.4.2
Consequence Level Table .............................................

58

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. iv
22.2.5
Categorization of Risk Levels and Color Code Convention ...................

60
22.2.6
Description of the Coal Property ..........................................................

60
22.2.7
Summary of Residual Risk Ratings ........................................................

61
22.2.8
Risk Factors............................................................................................

61
22.2.8.1
Geological and Coal Resource ......................................

61
22.2.8.2
Environmental ..............................................................

62
22.2.8.3
Regulatory Requirements

.............................................

63
22.2.8.4
Market and Transportation ..........................................

63
22.2.8.5
Mining Plan

...................................................................

64
23
Recommendations ................................

................................

................................

.......... 67
24
References ................................

................................

................................

...................... 67
25
Reliance on Information Provided by the Registrant

................................

........................ 67
Glossary of Abbreviations and Definitions ................................................................

..................

1
F
IGURES
(
IN
R
EPORT
)
Figure 1-1:

Mon Valley Complex Property

Location Map

...................................................................

2
Figure 1-2:

CAPEX

................................................................................................................................

5
Figure 1-3:

OPEX

..................................................................................................................................

6
Figure 1-4:

Sensitivity of NPV

............................................................................................................

11
Figure 6-1:

Stratigraphic Column .....................................................................................................

19
Figure 7-1:

Mon Valley Cross-Section ...............................................................................................

20
Figure 11-1: Histogram of the Total

Seam Thickness for the Upper Freeport Seam Present in the
Mon Valley Complex .......................................................................................................

28
Figure 11-2: Scatter plot of the Total

Seam Thickness for the Upper Freeport Seam Present in
the Mon Valley Complex

.................................................................................................

28
Figure 11-3:

Variogram of the Total

Seam Thickness for the Upper Freeport Seam

Present in
the Mon Valley Complex

.................................................................................................

29
Figure 11-4:

Result of DHSA for the Upper Freeport Seam Present in the Mon Valley

Complex ....

30
Figure 13-1:

Proposed Pangburn Plant and Mine Site Infrastructure ..............................................

39
Figure 18-1:

CAPEX

............................................................................................................................

46
Figure 19-1:

Cash Costs per Tonne

...................................................................................................

50
Figure 19-2:

Sensitivity of NPV

..........................................................................................................

54
T
ABLES
(
IN
R
EPORT
)
Table

1-1:

Coal Resources Summary as of December 31, 2024 .........................................................

3
Table

1-2:

Coal Summary (ROM Basis (Moist)) as of December 31, 2024 (Mt)..................................

4
Table

1-3:

Coal Reserves Summary (Marketable Sales Basis) as of December 31, 2024 (Mt) ...........

4
Table

1-4:

Life-of-Mine Tonnage,

P&L before Tax,

and EBITDA ($000)

..............................................

7
Table

1-5:

Project Cash Flow Summary ($000)
*

..................................................................................

7
Table

2-1:

Information Provided to MM&A by Coronado ................................................................

13
Table

11-1:

General Reserve and Resource Criteria .........................................................................

26
Table

11-2:

DHSA Results Summary for Radius from a Central Point

..............................................

30

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. v
Table

11-3:

Coal Resources Summary as of December 31, 2024 .....................................................

31
Table

12-1:

Coal Summary (ROM Basis (Moist)) as of December 31, 2024 (Mt) .............................

33
Table

12-2:

Coal Reserves Summary (Marketable Sales Basis) as of December 31, 2024 (Mt) .......

33
Table

13-1:

Production Summary by Mine by Year (Tonnes

x 1,000) ..............................................

36
Table

16-1:

Quality Specifications by Product ..................................................................................

43
Table

18-1:

Estimated Coal Production Taxes

and Sales Costs

.........................................................

47
Table

18-2:

Mon Valley Operating

Costs ..........................................................................................

48
Table

19-1:

Life-of-Mine Tonnage,

P&L before Tax,

and EBITDA ($000)

..........................................

50
Table

19-2:

Summary of Mon Valley Key Financial Performance

Metrics (2025-2032)

...................

51
Table

19-3:

Project Cash Flow Summary ($000)
*

..............................................................................

51
Table

22-1:

Probability Level Table ...................................................................................................

58
Table

22-2:

Consequence Level Table

...............................................................................................

59
Table

22-3:

Risk Matrix .....................................................................................................................

60
Table

22-4:

Risk Assessment Matrix .................................................................................................

61
Table

22-5:

Geological and Coal Resource Risk Assessment (Risks 1 and 2)

....................................

62
Table

22-6:

Environmental (Risks 3 and 4) .......................................................................................

63
Table

22-7:

Regulatory Requirements (Risk 5) .................................................................................

63
Table

22-8:

Market and Transportation

(Risks 6 and 7) ...................................................................

64
Table

22-9:

Market and Transportation

(Risk 8)

...............................................................................

64
Table

22-10:

Methane Management (Risk 9) ...................................................................................

65
Table

22-11:

Mine Fires (Risk 10)

......................................................................................................

65
Table

22-12:

Availability of Supplies and Equipment (Risk 11)

.........................................................

66
Table

22-13:

Labor – Work Stoppage (Risk 12)

.................................................................................

66
Table

22-14:

Labor – Retirement (Risk 13) .......................................................................................

67
Table

25-1:

Information from Registrant

Relied Upon by MM&A ...................................................

67
Appendices
A ..........................................................................................................................

MM&A Qualifications
B ....................................................................................................................................................

Maps
C ................................................................................................................................

Glossary of Terms
D ........................................................................................................................................

JORC Table

1

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 1
1
Executive Summary
1.1

Property Description
Coronado Global Resources

Inc. (
Coronado ) authorized
Marshall Miller &

Associates, Inc. (
MM&A )
to prepare this Technical Report Summary ( TRS
) of its controlled coal

resources and reserves for the
Mon Valley Complex in

southwestern Pennsylvania

(Mon Valley or the
Property
).

This TRS updates
the TRS

titled,
“Coronado Global

Resources Inc.

Statement

of Coal

Resources

and Reserves

for the
Mon Valley

Complex Upper Freeport Holdings

in Accordance with

the JORC Code and United

States
SEC Regulation

S-K 1300

as of

December 31,

2023 Northern

Appalachian Coal

Basin Pennsylvania,
USA

February

2024”
dated

February

16,

2024,

due

to

material

differences

in

the

key

financial
modifying

factors

including

coal

sales

price

assumptions,

operating

costs

and

capital

costs

from
December 31, 2023

to December 31,

2024.

Coal sales price assumptions

are discussed in

Sections
12 and 16

of the TRS, while operating

costs and capital costs

are discussed in
Sections 18 and 19

of
the

TRS.

The

report

provides

a

statement

of

coal

resources

and

coal

reserves

for

Coronado,

as
defined under the
Australasian Code for Reporting of Exploration

Results, Mineral Resources and
Ore Reserves ( JORC Code
) as

well as

under Subpart

1300 of

Regulation

S-K (Regulation

S-K 1300)
promulgated by the United States Securities and Exchange Commission ( SEC ) .

This report was also
prepared in accordance with the
Australasian Code for Public Reporting of Technical

Assessments
and Valuations of Mineral Assets ( VALMIN Code ).
The Mon

Valley

property is

comprised of

three separate

reserve holdings,

namely,

the Pangburn,
Shaner

and

Fallowfield

proposed

underground

mines

in

the

Upper

Freeport

seam.

All

three
respective

reserve

areas

are

greenfield

sites

and

are

undeveloped.

The

three

mines

have

been
projected

to

operate

independently,

with

production

initially

beginning

at

Pangburn.

Shaner

is
projected

to

come

online

as

replacement

production

for

Pangburn,

and

Fallowfield

represents
expanded Mon Valley

production after Pangburn

is in full production.

In addition to the individual
mine/plant sites,

a barge

loading dock on

the Monongahela

River adjacent to

the Pangburn

site is
proposed and will

be used to

ship clean coal

for all three

mines.

Each mine site

will include a

coal
preparation plant and all necessary surface facilities.
Coal

resources

and

coal

reserves

are

herein

reported

in

metric

units

of

measurement

and

are
rounded to millions of metric tonnes ( Mt
).

The Mon

Valley

properties are

located approximately

16 kilometers

to 32

kilometers southeast

of
Pittsburgh,

Pennsylvania

(see
Figure 1-1
).

The property

is composed

of 41,615

total

hectares,

of
which 1,339 are leased from private landholders under two leases, and 40,276 hectares are owned
by

Coronado.

Subject to

Coronado’s

exercising

its

renewal

rights thereunder,

both

of the

leases
expire

upon exhaustion of the relevant coal reserves, which is expected to occur in 2102.

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 2
Figure 1-1:

Mon Valley Complex Property Location Map
1.2

Ownership
Mineral rights for

the Property were

formerly controlled by
Consolidation Coal

Company (
CONSOL )
.

Coronado acquired the Mon Valley

properties from CONSOL in March 2016.
1.3

Geology
There are currently no active operations in

the Mon Valley complex.

Strata of economic interest for
this TRS are of the Pennsylvanian-age Allegheny Formation, and the subject

Upper Freeport seam is
the

principal

coal

seam

of

interest

for

Coronado.

The

Upper

Freeport

seam

has

been

mined
extensively in the region.

The seam is situated below drainage throughout the Property and will be accessed by constructed mine shafts and slopes.
1.4

Exploration Status
The

Property

has

been

explored

extensively,

largely

by

drilling

using

continuous

coring

method,
rotary

drilling, and

by downhole

geophysical

methods.

The majority

of the

data

was

acquired

or

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 3
Table 1-1:

Coal Resources Summary as of December 31, 2024
generated

by previous

owners of

the Property.

These sources

comprise the

primary data

used in
the evaluation of the coal resources

and coal reserves on the Property.

MM&A examined the data
available

for the

evaluation

and incorporated

all pertinent

information

into this

TRS.

Where data
appeared

to be

anomalous or

not representative,

that information

was excluded

from the

digital
databases and subsequent processing by MM&A.

Ongoing exploration has been carried out by Coronado since acquiring the Mon Valley properties.

1.5

Operations and Development
Coronado

currently has

no active

operations

in the

Mon Valley

complex.

The mines

will produce
coal that is suitable for the high-volatile metallurgical

coal markets.
The

preliminary

design

for

the

Pangburn

mine

surface

facilities

was

provided

by

Coronado.

The
facilities

include

offices,

warehouses,

shops,

a

bathhouse

for

personnel,

a

preparation

plant

to
process run-of-mine ( ROM
) coal, a refuse area with a designed capacity

of approximately 35 million
refuse

tonnes,

raw

coal

storage

at

the

plant

totaling

approximately

100,000

tonnes,

clean

coal
storage

at the

plant site

of approximately

54,000 tonnes,

and three

clean coal

stockpiles adjacent
to the

dock loading facility

on the Monongahela

River.

The three

river stockpiles

have a

designed
capacity of

approximately

266,000 tonnes.

Processes are

expected

to be

typical of

those used

at
operating

coal-processing plants

and the

coal industry

in general.

The river

dock is

anticipated

to
also

support

production

from

the

planned

Fallowfield

and

Shaner

operations.

Room-and-pillar
mining will be employed at these properties.
1.6

Mineral Resource
Mineral

resources,

representing

in-situ

coal

from

a

portion

of

which

reserves

are

derived,

are
presented below.

A coal resource estimate, summarized

in
Table 1-1
, was prepared as

of December
31, 2024, for property controlled by Coronado.

Coal Resource (Dry Tonnes, In Situ, Mt) Resource Quality (Dry)
Area Measured Indicated Inferred Total Ash% Sulfur% VM%
Inclusive of Reserves 291.0 213.5 9.3 513.8
31 1.4 26 Exclusive of Reserve 0.0 0.0 0.0 0.0
Total 12/31/2024 291.0 213.5 9.3 513.8
Note 1:

Resource tonnes are inclusive of reserve tonnes since they include the in-situ tonnes from which recoverable coal reserves are derived.
Note 2:

Coal resources are reported on a dry basis.

Surface moisture and inherent moisture are excluded.
Note 3:

The Mon Valley properties do not have any resource tonnes exclusive of reserves as of December 31, 2024.
1.7

Mineral Reserve
Reserve tonnage

estimates provided

herein report

coal reserves

derived from

the in-situ resource
tonnes

presented

in
Table

1-1
,

and

not

in

addition

to

coal

resources.

Proven

and

probable

coal
reserves

were

derived

from

the

defined

coal

resource

considering

relevant

mining,

processing,
infrastructure,

economic

(including

estimates

of

capital,

revenue,

and

cost),

marketing,

legal,
environmental, socioeconomic and regulatory factors.

The Resource estimate has been used as

the
basis for this Reserve calculation, which utilizes

a reasonable Preliminary Feasibility Study,

a Life-of

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 4
Table 1-2:

Coal Summary (ROM Basis (Moist)) as of December 31, 2024 (Mt)
Table 1-3:

Coal Reserves Summary (Marketable Sales Basis) as of December 31, 2024 (Mt)
Mine ( LOM
) Mine Plan and practical recovery factors.

Production modeling was completed with an
effective start date

of May 1, 2034.

Factors

that

would

typically

preclude

conversion

of

a

coal

resource

to

coal

reserve

include

the
following:

inferred

resource

classification;

absence

of

coal

quality;

poor

mine

recovery;

lack

of
access; geological

encumbrances

associated

with

overlying

and underlying

strata;

seam thinning;
structural

complication;

and

insufficient

exploration

have

all

been

considered.

Reserve
consideration

excludes

those

portions

of

the

resource

area

which

exhibit

the

aforementioned
geological and operational encumbrances.

Demonstrated Coal Reserves (Mt, Moist ROM)
Quality (Dry)

By Reliability Category By Mining Type By Control Type
Area / Mine Proved Probable Total Surface UG Owned Leased Ash Sulfur Vol
Mon Valley 113.9 83.2 197.1 0.0 197.1 195.7 1.4 37 1.4 23
Coal reserves are presented

on a ROM basis in
Table

1-2
.

Proven and probable

coal reserves were
derived from the defined in-situ coal resource considering relevant processing, economic (including technical estimates of capital,

revenue, and cost), marketing, legal,

environmental, socioeconomic,
and

regulatory

factors.

The

proven

and

probable

coal

reserves

on the

Property

are

summarized
below in Table 1-3 .

Demonstrated Coal Reserves (Wet Ton

nes, Washed or Direct Shipped, Mt)
Quality (Dry Basis)

By Reliability Category By Mining Type By Control Type
Property Proven Probable Total Surface UG Owned Leased Ash% Sulfur% VM%
Mon Valley 77.8 56.6 134.4 0.0 134.4 133.4 1.0 8 1.4 35

Note: Marketable reserve tonnes are reported on a moist basis, including a combination of surface and inherent moisture.

The combination of
surface and inherent moisture is modeled at 6-percent.

Actual product moisture is dependent upon multiple geological factors, operational factors, and product contract specifications and can exceed 8-percent.

As such, the modeled moisture values provide a level of conservatism for reserve reporting.

Life-of-mine sulfur for Pangburn is an estimated 1.21%; however, overall

Mon Valley Complex reserve average is
1.36% sulfur.
In summary, Coronado controls a total of 134.4

Mt (moist basis) of

marketable coal reserves at Mon
Valley,

as of December

31, 2024.

Of that total, 58 percent are proven, and

42 percent are probable.

There are 133.4 Mt

of owned coal reserves

and 1.0 Mt

of leased coal reserves.

All of the

Mon Valley
reserves are

considered suitable

for the

metallurgical coal

market.

All of the

Mon Valley

reserves
are unassigned.
1.8

Capital Summary
The

MM&A

financial

model

includes

provisions

for

operating

equipment

at

the

proposed

Mon
Valley operations.

MM&A’s capital schedules assume that major

equipment rebuilds occur

over the
course

of

each

machine’s

remaining

assumed

operating

life.

Replacement

equipment

was
scheduled

based

on

MM&A’s

experience

and

knowledge

of

mining

equipment

and

industry
standards with respect to the useful life of

such equipment.

A summary of

the estimated capital for
the Property is provided in Figure 1-2

below.

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 5
Figure 1-2:

CAPEX
1.9

Operating Costs
MM&A used the Coronado historical and/or budget cost information for comparable operations as
a reference

and developed

personnel

schedules for

the mine

and support

facilities.

Hourly labor
rates

and

salaries

were

based

upon

information

contained

in

Coronado’s

financial

summaries.

Fringe

benefit

costs

were

developed

for

vacation

and

holidays,

federal

and

state

unemployment
insurance,

retirement,

workers’

compensation

and

pneumoconiosis,

casualty

and

life

insurance,
healthcare, and bonuses.

A cost factor

for mine supplies

was developed that

relates expenditures
to

mine advance

rates

for

roof

control

costs

and other

mine supply

costs

at underground

mines.

Other

factors

were

developed

for

maintenance

and

repair

costs,

rentals,

mine

power,

outside
services and other direct mining costs.

Operating-cost

factors

were

also

developed

for

the

coal

preparation

plant

processing,

refuse
handling, coal loading, property taxes,

and insurance and bonding.

Appropriate royalty

rates were
assigned for production from leased coal lands and sales taxes were calculated for the federal black lung excise tax, and federal

reclamation fees.
A summary of the projected operating costs for the Property

is provided in
Figure 1-3 .

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 6
Figure 1-3:

OPEX
1.10

Economic Evaluation
The pre-feasibility financial

model prepared for

this TRS

was developed to

test the

economic viability
of

each

coal

resource

area.

The

results

of

this

financial

model

are

not

intended

to

represent

a
bankable

feasibility

study,

required

for

financing

of

any

current

or

future

mining

operations
contemplated

for the Coronado

properties, but are

intended to establish

the economic viability

of
the estimated coal reserves.

Cash flows are simulated on an annual basis in

year-end 2024 nominal
dollars

assuming

a

2%

inflation

rate

based

on

projected

production

from

the

coal

reserves.

The
discounted cash flow analysis presented herein

is based on an effective date of January 1, 2025.

On an un-levered basis, the net

present value (
NPV
) of the project cash flow

after taxes represents
the Enterprise

Value of

the project.

The project cash

flow,

excluding debt

service, is calculated

by
subtracting direct

and indirect

operating expenses

and capital

expenditures from

revenue.

Direct
costs

include

labor,

operating

supplies,

maintenance

and

repairs,

facilities

costs

for

materials
handling,

coal

preparation,

refuse

disposal,

coal

loading,

reclamation

and

general

and
administrative costs.

Indirect costs include statutory and legally agreed

upon fees related to direct
extraction

of

the

mineral.

The

indirect

costs

are

the

Federal

black

lung

tax,

Federal

reclamation
taxes, property taxes,

coal production royalties, and income taxes.
Table

1-4

shows LOM tonnage, profit

& loss (
P&L
), and earnings before income tax,

depreciation &
amortization ( EBITDA
) for each proposed Coronado mine at Mon Valley

.

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 7
Table 1-4:

Life-of-Mine Tonnage,

P&L before Tax,

and EBITDA ($000)
Table 1-5:

Project Cash Flow Summary ($000)
*

LOM LOM P&L LOM EBITDA

Tonnes Pre Tax P&L Per Tonne EBITDA Per Tonne
Pangburn 14,376 $1,001,943 $69.70 $1,697,280 $118.07
Fallowfield 72,640 $15,451,190 $212.71 $18,439,578 $253.85
Shaner 48,294 $5,811,033 $120.33 $7,227,685 $149.66
Consolidated PA Deep Mines 135,309 $22,264,166 $164.54 $27,364,543 $202.24
Note:

*Financial model includes 0.9

million tonnes of

inferred coal

production.

Inferred coal

represents 0.6%
of the total production, and none of this coal was included in the estimate of reserves.
As

shown

in
Table

1-4,

all

of

the

mines

analyzed

show

positive

EBITDA

over

the

LOM.

Overall,
Coronado’s

consolidated operations

show positive

LOM P&L

and LOM

EBITDA of

$22.3 billion and
$27.4 billion, respectively.
Coronado’s consolidated

Mon Valley cash flow summary in nominal dollars assuming a 2% inflation rate, excluding debt

service, is shown in
Table 1-5

below.

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

Total 2029 2030 2031 2032 2033
Production & Sales tonnes 135,311 - - - - -
Total Revenue $54,217,512 $- $- $- $- $-
EBITDA $19,078,473 $(414) $(414) $(414) $(414) $(414)
Net Income $8,903,194 $(414) $(414) $(414) $(414) $(414)
Net Cash Provided by Operating Activities $13,239,648 $(414) $(414) $(414) $(414) $(350)
Purchases of Property, Plant, and

Equipment
$(4,647,025) $- $(8,250) $(8,415) $(24,704) $(273,555)
Net Cash Flow $8,592,623 $(414) $(8,664) $(8,829) $(25,118) $(273,906)

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2034 2035 2036 2037 2038 2039
Production & Sales tonnes 399 1,810 1,875 1,958 2,029 2,030
Total Revenue $79,282 $366,666 $387,412 $412,680 $436,217 $445,145
EBITDA $35,796 $196,777 $209,669 $227,924 $244,496 $249,573
Net Income $(53,067) $102,419 $101,859 $98,930 $109,760 $122,026
Net Cash Provided by Operating Activities $28,730 $162,382 $190,145 $189,316 $202,913 $216,538
Purchases of Property, Plant, and

Equipment
$(262,604) $(7,460) $(1,522) $(27,296) $(23,519) $(262,002)
Net Cash Flow $(233,874) $154,922 $188,623 $162,019 $179,394 $(45,464)

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 8

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2040 2041 2042 2043 2044 2045
Production & Sales tonnes 2,062 1,960 1,762 2,366 1,804 1,724
Total Revenue $461,123 $447,041 $410,110 $561,625 $436,776 $425,809
EBITDA $254,512 $237,671 $202,962 $300,954 $217,064 $206,991
Net Income $99,744 $116,231 $79,703 $147,739 $115,268 $98,959
Net Cash Provided by Operating Activities $229,092 $214,843 $183,561 $231,503 $164,820 $168,438
Purchases of Property, Plant, and

Equipment
$(263,478) $(16,669) $(18,282) $(25,057) $(10,304) $(16,791)
Net Cash Flow $(34,385) $198,174 $165,280 $206,446 $154,517 $151,647

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2046 2047 2048 2049 2050 2051
Production & Sales tonnes 1,717 1,641 1,719 1,657 1,582 1,704
Total Revenue $432,429 $421,700 $450,550 $442,864 $431,424 $474,010
EBITDA $209,791 $199,668 $218,740 $210,950 $200,189 $229,519
Net Income $109,235 $125,481 $135,639 $128,177 $119,731 $137,374
Net Cash Provided by Operating Activities $175,229 $169,443 $172,211 $172,439 $164,896 $180,950
Purchases of Property, Plant, and

Equipment
$(183,092) $(41,108) $(3,860) $(6,621) $(26,682) $(48,526)
Net Cash Flow $(7,862) $128,335 $168,351 $165,818 $138,214 $132,424

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2052 2053 2054 2055 2056 2057
Production & Sales tonnes 1,656 1,732 1,702 1,596 1,642 1,750
Total Revenue $469,737 $500,987 $502,158 $480,426 $504,251 $548,078
EBITDA $223,706 $244,656 $243,162 $224,519 $239,762 $269,396
Net Income $132,254 $169,667 $166,867 $147,814 $157,576 $185,889
Net Cash Provided by Operating Activities $184,307 $191,724 $190,913 $181,164 $187,867 $210,350
Purchases of Property, Plant, and

Equipment
$(30,848) $(5,436) $(25,468) $(45,971) $(26,190) $(119,406)
Net Cash Flow $153,459 $186,288 $165,445 $135,193 $161,677 $90,944

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2058 2059 2060 2061 2062 2063
Production & Sales tonnes 1,751 2,609 3,582 3,732 3,839 3,762
Total Revenue $559,349 $850,162 $1,190,458 $1,265,263 $1,327,328 $1,326,936
EBITDA $275,120 $407,271 $586,059 $632,744 $672,887 $666,426
Net Income $217,179 $209,252 $332,754 $359,201 $390,791 $370,382
Net Cash Provided by Operating Activities $240,860 $333,685 $454,927 $510,460 $541,026 $548,053
Purchases of Property, Plant, and

Equipment
$(678,147) $(109,461) $(43,508) $(48,400) $(26,508) $(155,829)
Net Cash Flow $(437,287) $224,223 $411,419 $462,059 $514,517 $392,225

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2064 2065 2066 2067 2068 2069
Production & Sales tonnes 3,494 3,390 3,460 3,398 2,967 2,826
Total Revenue $1,256,936 $1,244,045 $1,294,975 $1,297,104 $1,155,433 $1,122,495
EBITDA $607,576 $595,996 $630,199 $625,613 $564,989 $551,562
Net Income $336,466 $406,408 $423,822 $416,201 $358,898 $345,043
Net Cash Provided by Operating Activities $516,545 $485,979 $490,065 $494,057 $462,496 $445,636
Purchases of Property, Plant, and

Equipment
$(66,328) $(28,627) $(69,066) $(71,120) $(143,513) $(64,336)
Net Cash Flow $450,217 $457,352 $420,999 $422,938 $318,983 $381,300

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 9

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2070 2071 2072 2073 2074 2075
Production & Sales tonnes 2,472 2,318 2,178 1,496 2,041 1,993
Total Revenue $1,001,397 $958,026 $918,146 $643,346 $895,115 $891,553
EBITDA $493,499 $454,337 $435,379 $278,459 $453,642 $452,262
Net Income $302,929 $275,108 $255,212 $175,627 $292,364 $300,893
Net Cash Provided by Operating Activities $410,405 $376,042 $357,251 $194,887 $309,259 $349,039
Purchases of Property, Plant, and

Equipment
$(137,435) $(43,625) $(50,653) $(30,147) $(50,309) $(33,106)
Net Cash Flow $272,970 $332,417 $306,598 $164,740 $258,950 $315,933

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2076 2077 2078 2079 2080 2081
Production & Sales tonnes 1,822 2,098 2,055 2,107 1,883 2,129
Total Revenue $831,108 $885,574 $885,039 $925,369 $843,498 $972,754
EBITDA $408,973 $443,234 $440,344 $468,525 $409,101 $496,878
Net Income $269,829 $310,418 $301,897 $314,978 $270,661 $340,136
Net Cash Provided by Operating Activities $326,355 $333,371 $340,618 $354,358 $324,592 $361,898
Purchases of Property, Plant, and

Equipment
$(3,360) $(3,428) $(48,558) $(90,449) $(17,249) $(7,420)
Net Cash Flow $322,994 $329,943 $292,060 $263,909 $307,344 $354,478

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2082 2083 2084 2085 2086 2087
Production & Sales tonnes 1,937 1,723 2,242 1,568 2,285 1,637
Total Revenue $902,725 $819,404 $1,087,107 $775,718 $1,152,825 $842,691
EBITDA $444,597 $377,531 $562,562 $348,380 $603,064 $376,611
Net Income $299,765 $237,856 $369,184 $214,232 $412,360 $239,325
Net Cash Provided by Operating Activities $346,978 $299,310 $391,580 $304,546 $409,102 $328,044
Purchases of Property, Plant, and

Equipment
$(29,013) $(80,102) $(42,804) $(10,602) $(25,624) $(43,916)
Net Cash Flow $317,965 $219,207 $348,776 $293,943 $383,478 $284,128

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2088 2089 2090 2091 2092 2093
Production & Sales tonnes 1,982 1,477 1,857 1,616 1,993 1,305
Total Revenue $1,040,643 $790,889 $1,013,949 $900,067 $1,132,616 $756,553
EBITDA $511,439 $340,615 $480,274 $401,778 $557,284 $286,344
Net Income $332,906 $198,408 $308,981 $249,785 $365,043 $159,641
Net Cash Provided by Operating Activities $363,209 $291,528 $339,221 $320,748 $394,096 $269,967
Purchases of Property, Plant, and

Equipment
$(47,666) $(71,309) $(28,131) $(38,029) $(4,613) $(42,204)
Net Cash Flow $315,543 $220,218 $311,090 $282,719 $389,483 $227,763

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2094 2095 2096 2097 2098 2099
Production & Sales tonnes 1,637 1,612 1,747 1,355 1,731 1,752
Total Revenue $967,735 $971,940 $1,074,180 $850,050 $1,107,511 $1,143,656
EBITDA $435,924 $429,990 $500,125 $311,894 $511,092 $537,945
Net Income $261,868 $250,705 $310,266 $172,199 $315,429 $366,039
Net Cash Provided by Operating Activities $305,300 $329,062 $367,717 $274,694 $353,449 $292,421
Purchases of Property, Plant, and

Equipment
$(94,263) $(83,093) $(4,993) $(5,093) $(50,900) $(88,377)
Net Cash Flow $211,037 $245,970 $362,723 $269,600 $302,549 $204,044

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 10

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2100 2101 2102 2103 2104 2105
Production & Sales tonnes 1,407 896 393 - - -
Total Revenue $936,832 $608,548 $271,960 $- $- $-
EBITDA $393,133 $241,552 $96,213 $- $- $-
Net Income $242,696 $134,884 $49,295 $- $- $-
Net Cash Provided by Operating Activities $289,446 $195,972 $(133,044) $- $- $-
Purchases of Property, Plant, and

Equipment
$(14,269) $(5,513) $(2,812) $- $- $-
Net Cash Flow $275,177 $190,458 $(135,856) $- $- $-
Financial model includes 0.9 million tonnes of inferred coal production.

Inferred coal represents 0.6% of the total

production,
and none of this coal was included in the estimate of reserves.
Consolidated cash flows are driven by annual sales tonnage, which grows from 0.4 million tonnes in
2034 to

a peak of

3.8 million tonnes

in 2062.

Between years

2063 and 2092,

sales range

from 1.5
million to 2.7

million tonnes and between

years 2093-2102,

sales range from

0.4 million tonnes

to
1.3 million tonnes.

Projected consolidated

revenue grows

from $79.3 million

in 2034 to

a peak of
$1.3 billion in 2062.

Revenue totals $54.2 billion for the project’s

life.
Consolidated cash flow from operations is positive throughout the projected operating period, with the

exception

of post

-production

years,

due to

end-of-mine

reclamation

spending.

Consolidated
cash flow from operations peaks at $548.1 million in 2063

and totals $13.2 billion over the project’s
life.

Capital

expenditures

total

$577.5 million

during the

first

five

years

and $4.6

billion over

the
project’s life.

1.10.1

Discounted Cash Flow Analysis
Cash flow after

tax, but before

debt service, generated

over the life

of the project

was discounted
to NPV

at a 10.0%

discount rate,

which represents

Coronado’s

estimate of

the nominal dollar,

risk
adjusted

weighted

average

cost

of

capital

(
WACC
)

for

likely

market

participants

if

the

subject
reserves were offered for sale.

On an un-levered basis,

the NPV of

the project cash

flows represents
the

Enterprise

Value

of

the

project

and

amounts

to

$365.2

million.

The

pre-feasibility

financial
model (+/-

20 percent

in accuracy)

prepared for the

TRS was

developed to test

the economic

viability
of each coal resource area.

A 5% operating cost contingency was included

in the economic analysis.

The

NPV

estimate

was

made

for

purposes

of

confirming

the

economics

for

classification

of

coal
reserves and

not for

purposes of valuing

Coronado or

its Mon Valley

assets.

Mine plans were

not
optimized,

and

actual

results

of

the

operations

may

be

different,

but

in

all

cases,

the

mine
production plan assumes the properties are under competent management.
1.10.2

Sensitivity Analysis
Sensitivity

of the

NPV

results

to

changes

in

the

key

drivers

is presented

in the

chart below.

The
sensitivity study shows

the NPV at

the 10.0% discount rate

when Base Case sales

prices, operating
costs, and capital costs are increased and decreased in increments of 5% within a +/- 15% range.

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 11
Figure 1-4:

Sensitivity of NPV
As shown, NPV is quite sensitive to changes in sales price and operating cost estimates, and slightly sensitive to changes in capital cost estimates.
1.11

Permitting
Due

to

the

projected

start-up

date

of

the

Mon

Valley

mines,

initial-stage

permit

work

has

been
completed

to date;

however,

no permit

applications have

been submitted

to the

state

or federal
regulatory agencies.

The proposed mines are

located in an area with

a long history of coal mining,
with

numerous

permitted

operations

in

close

proximity.

Coal

mining

permits

are

routinely
obtained; a

2 to

3-year lead

time is

recommended.

Estimated

expenditures for

mine closure

and
site reclamation are included in the financial model for each mine or plant site.

MM&A is unaware
of any obvious or

current Coronado permitting

issues that are expected

to prevent the

issuance of
future permits.

All coal producers are subject to a level of uncertainty regarding future clean water permits due to
United States

Environmental

Protection Agency
( EPA )

and
United States

Fish and
Wildlife ( USFW )

involvement with state programs.
1.12

Conclusion and Recommendations
Sufficient

data

has

been

obtained

through

various

exploration,

sampling

programs,

and

mining
operations

to

support

the

geological

interpretations

of

seam

structure

and

thickness

for

coal
horizons situated

on the Property.

The data are

of sufficient

quantity and reliability

to reasonably
support the coal-resource and coal-reserve estimates

in this TRS.
The

geological

data

and

preliminary

feasibility

study,

which

consider

mining

plans,

revenue,

and
operating-

and

capital-cost

estimates

are

sufficient

to

support

the

classification

of

coal

reserves
provided herein.

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 12
This geologic

evaluation conducted

in conjunction

with the

preliminary feasibility

study concludes
that

the

134.4

Mt

of

marketable

underground

coal

reserves

identified

on

the

Property

are
economically

mineable

under

reasonable

expectations

of

market

prices

for

metallurgical

coal
products, estimated operation costs,

and capital expenditures.
2
Introduction
2.1

Registrant and Terms

of Reference
This report

was prepared

for

the sole

use of
Coronado Global

Resources

Inc. (
Coronado )
and

its
affiliated and subsidiary companies and

advisors.

This TRS updates the

TRS titled,
“Coronado Global
Resources Inc.

Statement of Coal

Resources and Reserves

for the

Mon Valley Complex

Upper Freeport
Holdings

in

Accordance

with

the

JORC

Code

and

United

States

SEC

Regulation

S-K

1300

as

of
December

31,

2023

Northern

Appalachian

Coal

Basin

Pennsylvania,

USA

February

2024”

dated
February 16, 2024, due

to material differences

in the key

financial modifying factors

including coal
sales price

assumptions, operating

costs

and capital

costs

from

December 31,

2023 to

December
31,

2024.

Coal

sales

price

assumptions

are

discussed

in

Sections

12

and

16

of

the

TRS,

while
operating costs and capital costs

are discussed in
Sections 18 and

19

of the TRS.

The report provides
a statement

of coal

resources and

coal reserves

for

Coronado,

as defined

under the
Australasian
Code

for

Reporting

of

Exploration

Results,

Mineral

Resources

and

Ore

Reserves
(
JORC

Code
)

as
well

as

under

Subpart

1300

of

Regulation

S-K

(Regulation

S-K

1300)

promulgated

by

the
United
States

Securities

and Exchange

Commission

(
SEC ) .

This report

was

also

prepared

in

accordance
with

the
Australasian

Code

for

Public

Reporting

of

Technical

Assessments

and

Valuations

of
Mineral Assets ( VALMIN Code ).
The Mon

Valley

property is

comprised of

three separate

reserve holdings,

namely,

the Pangburn,
Shaner and Fallowfield proposed underground mines in the Upper Freeport seam.
The report provides

a statement

of coal resources

and coal reserves for

Coronado at the Property.

Exploration results and Resource

calculations were used as the basis for the mine planning and the preliminary feasibility study completed to determine

the extent and viability of the reserve.
Coal

resources

and

coal

reserves

are

herein

reported

in

metric

units

of

measurement

and

are
rounded to millions of metric tonnes ( Mt ).

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 13
Table 2-1:

Information Provided to MM&A by Coronado
2.2

Information Sources
This TRS

is based on

information provided

by Coronado

and reviewed

by MM&A.

Sources of data
and information are listed below in Table 2-1 :

Category
Information Provided by Coronado Report Section
Geological
Geologic data including digital databases

and original source data including
geologist logs, driller’s logs, geophysical

logs
9.1
Coal Quality
Database of coal quality information

supplemented with original source
laboratory sheets where available 10.1
Mining
Historical productivities and manpower

from operating and future

Coronado
mines 13.2, 13.4
Coal Preparation
Flow sheet and other information representing

current and future methods of
coal processing

14.1
Waste Disposal
Engineering data and estimates representing

remaining capacities for coarse
and fine coal waste disposal 17.2
Costs
Historical and budgetary operating

cost information used to derive

cost drivers
for reserve financial modeling 18.2
Economic
WACC and inflation rate

used in discounted cash flow analysis
19.1, 19.2, 19.3
Note: While the sources

of data listed

in Table

2-1 are not

exhaustive, they represent

a significant portion

of information which

supports this TRS.

MM&A

reviewed

the

provided

data

and

found

it

to

be

reasonable

prior

to

incorporating

it

into

the

TRS.

The

TRS

contains

“forward-looking
information” including

forecasts

of productivity

and annual

coal production,

operating and

capital cost

estimates, coal

sales price

forecasts,

the
assumption that

Coronado

will

continue

to

acquire

necessary permits,

and

other

assumptions.

The

TRS

statements

and

conclusions are

not

a
guarantee of future performance and undue reliance should not be placed on them.

The ability of Coronado to recover the estimated coal reserves is dependent on multiple factors beyond the

control of MM&A including, but not

limited to geologic factors, mining conditions, regulatory approvals, and changes in regulations.

In all cases, the plans assume the Property is under competent management.
Coronado engaged MM&A to conduct a coal resource and reserve evaluation of the Coronado coal
properties

as

of

December

31,

2024,

the

effective

date

of

this

TRS

for

Mon

Valley.

For

the
evaluation, the following tasks were

to be completed:

>
Conduct a site visit to the projected resource/reserve area;
>
Process the information supporting the estimation of coal resources and reserves into
geological models;

>
Develop life-of-reserve mine

(LOM) plans and financial models;
>
Hold discussions with Coronado company management; and

>
Prepare and issue a TRS providing a statement

of coal resources and reserves which would
include:
-
A description of the mines and facilities.

- A description of the evaluation process.
-
An estimation of coal resources and reserves with compliance elements as stated

under
the JORC Code and the SEC Regulation S-K 1300.

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 14
2.3

Personal Inspections
MM&A is very familiar

with the Mon Valley

properties, having provided

a variety of geological

and
engineering

evaluations

of

the

subject

property

and

neighboring

properties

in

recent

years.

No
facilities

are

constructed

on

the

properties.

A

site

inspection

of

proposed

and

potential

surface
facility areas was last conducted in December 2023.

3
Property Description
3.1

Location
The Mon Valley

Complex will include the

Pangburn, Shaner,

and Fallowfield underground

mines in
the Upper Freeport coal

seam.

The properties are located approximately 22.5 kilometers southeast of Pittsburgh.

The property

is located

in Allegheny,

Washington,

and Westmoreland

Counties, Pennsylvania

(see
Figure 1-1

above).

Mining operations here have

not yet been initiated.

The Property is located

on
portions

of

eight
United

States

Geological

Survey
( USGS
)

quadrangles:

Irwin;

Glassport;
Monongahela;

Donora;

Smithton;

California;

Ellsworth;

and

Hackett.

The

coordinate

system

and
datum

used

for

the

model

of

Mon

Valley

and

the

subsequent

maps

were

produced

in

the
Pennsylvania State

Plane South system, NAD 27.
3.2

Titles, Claims or Leases
The

property

is

composed

of

41,615

total

hectares,

of

which

1,339

are

leased

from

private
landholders under two leases, and 40,276 hectares are owned by Coronado.

Subject to Coronado’s
exercising

its renewal rights thereunder,

both of the leases expire

upon exhaustion of the

relevant
coal

reserves,

which

is

expected

to

occur

in

2102.

MM&A

has

not

carried

out

a

separate

title
verification

for

the coal

properties

and has

not verified

leases, deeds,

surveys, or

other property-
control

instruments

pertinent

to

the

subject

resources.

Tenure

was

separately

reviewed

by
Coronado’s

legal advisors.

Coronado has

represented

to MM&A

that it

controls the

mining rights
to the reserves as shown on

its property maps, and MM&A has accepted

these as being a true and
accurate

depiction of

the mineral

rights controlled

by Coronado.

The TRS

assumes the

properties
are developed under responsible and experienced management.

3.3

Mineral Rights
Coronado supplied property control maps to MM&A related to properties for which mineral and/or surface

property

are

controlled

by

Coronado.

While

MM&A

accepted

these

representations

as
being

true

and

accurate,

MM&A

has

no

knowledge

of

past

property

boundary

disputes

or

other
concerns, through

past knowledge

of the

Property,

that would

signal concern

over future

mining
operations or development potential.

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 15
Property control

in Appalachia can

be intricate.

Coal-mining properties

are typically

composed of
numerous property

tracts which

are owned

and/or leased

from both

land-holding companies

and
private

individuals

or

companies.

It

is

common

to

encounter

severed

ownership,

with

different
entities

or individuals

controlling

the

surface

and mineral

rights.

Mineral

control

in the

region

is
typically characterized by leases or ownership of larger tracts of land,

with surface control generally
comprised of smaller tracts, particularly in developed areas.
Legal mining rights may reflect a combination of fee or

mineral ownership and fee or mineral leases
of coal lands through various surface and mineral lease agreements.

Control

of

the

surface

property

is

necessary

to

conduct

surface

mining

but

is

not

necessary

to
conduct underground mining.

Given that the vicinity of the Mon Valley properties has an extensive history

of

coal

mining,

Coronado

and

its

predecessors

have

a

successful

history

of

obtaining

any
necessary rights and the associated permits to mine.
3.4

Encumbrances
No Title Encumbrances are known.

By assignment, MM&A did

not complete a query

related to Title
Encumbrances.

3.5

Other Risks
There is always risk

involved in property control.

Coronado and its predecessor, CONSOL, have both
had their legal teams examine the deeds and title control in order to minimize the risk.

4
Accessibility, Climate, Local Resources,
Infrastructure and Physiography
4.1

Topography,

Elevation and Vegetation
Topography

of the

area surrounding

the proposed

Mon Valley

complex is

typical of

the Northern
Appalachian

Plateau

consisting

of

broad

river

valleys

and

rolling

hills,

with

some

upland

regions.

Surface

elevations

near

the

Property

range

from

approximately

396

meters

above

sea

level

in
upland regions to approximately 220 meters at stream level.

The property is moderately vegetated
by primarily oak

hardwood forests, but the

majority of

the land

is developed

for farm and

residential
use.

The

property

is

situated

near

the

major

urban

center

of

Pittsburgh,

PA

and

is

considered
suburban.

4.2

Access and Transport
There

is

general

access

to

the

Mon

Valley

property

via

a

well-developed

network

of

primary,
secondary,

and

unimproved

roads.

The

Monongahela

and

Youghiogheny

Rivers

traverse

the
Property from

south to north.

There are

numerous four

-lane limited-access

roads situated

within
or adjacent to the Property as well as a network of improved two-lane state and county roads.

U.S.
Interstate

70

and

Pennsylvania

Route

51

traverse

the

Fallowfield

and

Pangburn

properties,

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 16
respectively.

Numerous

secondary

and

unimproved

roads

provide

direct

access

to

the

mine
property,

some being state-

and town-maintained.

These roads typically stay open throughout the
year.

There

are

numerous

transportation/logistical

options

for

shipping

product.

The

primary
means

of

transport

for

produced

coal

would

be

by

barge

on

the

Monongahela

River/Ohio

River
system.

Additionally, a
CSX Corporation ( CSX )

rail line located along the banks of the

Monongahela
River would provide another option for the shipment of coal.
4.3

Proximity to Population Centers

The

Mon

Valley

property

lies

near

the

communities

of

Bentleyville,

Lockview,

Monongahela,
Elizabeth,

Sutersville,

and

Irwin,

Pennsylvania

approximately

16

kilometers

to

32

kilometers
southeast

of

Pittsburgh,

and

16

kilometers

to

32

kilometers

from

Washington

and

McKeesport,
Pennsylvania.

As

of

2023

Pittsburgh

had

a

population

of

approximately

303,255

residents;
McKeesport, 17,132; and Washington, 13,429.

4.4

Climate and Length of Operating Season
The climate of

the region

is classified

as warm-summer

humid continental with

four distinct seasons:

warm summers,

cold winters,

and moderate

fall and

spring seasons.

Precipitation in

the region

is
consistent throughout the year with the most

rain falling in spring and the

early months of summer.

Average

yearly rainfall

is 95.1 centimeters.

Summer months typically begin

in late May

and end in
early September

and range

in average

temperature

from 51

to 84

degrees Fahrenheit

(or 10.6

to
28.9

degrees

Celsius).

Winters

typically

begin

in mid

to

late

November

and

run

until

mid to

late
March with average temperatures

ranging from 22 to 50 degrees Fahrenheit

(or -5.6 to 10 degrees
Celsius).

Precipitation in the winter

typically comes in

the form of snowfall

or as a

wintery mix (sleet
and

snow)

with

severe

snowfall

events

occurring

occasionally.

Seasonal

variations

in

climate
typically

do

not

affect

underground

mining

in

Pennsylvania.

However,

weather

events

could
potentially

negatively

impact

efficiency

of

surface

and

preparation

plant

operations

on

a

very
limited basis, typically lasting less than a few days.
4.5

Infrastructure
The Mon Valley property has sources of water,

power,

personnel, and supplies readily available for
use.

Personnel

have

historically

been

sourced

from

the

surrounding

communities

in

Allegheny,
Washington, and

Westmoreland Counties, and have

proven to be adequate

in numbers to operate
the mines.

As mining is common in the surrounding

areas, the workforce

is generally familiar

with
mining practices, and

many are experienced

miners.

Water is

expected to be

sourced locally from
nearby public

water sources or

rivers.

Electricity is

anticipated to be

sourced from
West Penn Power
( West Penn )

or
Duquesne Light ( Duquesne Light )
.

The service industry

in the areas

surrounding the
proposed mine

complex has historically

provided supplies, equipment

repairs and

fabrication, etc.

Barge

transport

on

the

Monongahela

River/Ohio

River

system

will

serve

as

the

main

means

of
product

transport

from

the

mine,

and

currently

serve

as

a

means

of

coal

transportation

for
neighboring Pittsburgh seam operations.

Rail access is provided by a
CSX rail line.

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 17
5
History
5.1

Previous Operation
The

property

was

formerly

controlled

by
Consolidation

Coal

Company
( CONSOL ).

Historic
underground

operations

were

active

in

the

area

in

the

early

1900’s

and

contour

surface

mining
operations

were

performed

in

the

1950

to

1960

era.

Coronado

acquired

the

properties

from
CONSOL in March 2016.
5.2

Previous Exploration
The

properties

have

been

extensively

explored

by

subsurface

drilling

efforts

carried

out

by
numerous entities,

most of which

were completed

prior to acquisition

by Coronado.

The majority
of the drilling was accomplished

using vertical continuous (diamond) coring and air

rotary methods.
Drill records

indicate that

independent contract

drilling operators

have been

engaged periodically
to carry out

exploration drilling on

the properties.

Geophysical logging on

those properties acquired
from CONSOL was often performed by

both CONSOL’s in-house logging services and outside logging
firms.

6
Geological Setting, Mineralization and Deposit
6.1

Regional, Local and Property Geology
The property lies in the Northern Appalachian

Coal basin in the Appalachian Plateau

physiographic
province.

The coal deposits in the eastern USA are the oldest and most extensively developed coal
deposits in the country.

The coal deposits on the properties are

Carboniferous in age, being of

the
Pennsylvanian

system.

Overall,

these

Carboniferous

coals

contain

roughly

two-fifths

of

the
bituminous

coal

deposits

in

the

United

States

and

extend

over

1,448

kilometers

from

northern
Alabama to Pennsylvania and are part of what is known as the Appalachian Basin
.

The Appalachian
Basin

is

more

than

402

kilometers

wide

and,

in

some

portions,

contains

over

60

coal

seams

of
varying economic significance.
Seams of economic significance typically range between 0.3 meters to 2.4 meters in thickness, with relatively

little

structural

deformation.

Regional

structure

is

typically

characterized

by

gently
dipping strata to the northwest at less than one percent.

Local anticline and syncline structures are
present on the property with seam dips up to 5 percent.
Seams of the Allegheny Formation have historically been mined in the Pennsylvania region with the
Upper

Freeport

seam being

one of

the principal

seams in

the formation.

Coal from

the area

has
historically sold in thermal and metallurgical markets.
Future

operations

at the

Mon Valley

properties will

extract

the Upper

Freeport coal

seam, which
covers large areas of Pennsylvania, Ohio, Maryland, and West Virginia.

The Upper Freeport seam is
situated

at

the

top

of

the

Allegheny

Group

of

the

middle

Pennsylvanian

period

(307-315

million

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 18
years ago).

The top of the Upper Freeport

seam is commonly used as the marker

between the top
of

the

Allegheny

Formation

and

the

overlying

Upper

Pennsylvanian

Conemaugh

Group.

The
Allegheny Formation is made up of laminated cyclothemic sequences of coal, shale, limestone, and clay.

The

Upper

Freeport

seam

lies

generally

around

183

meters

below

the

Pittsburgh

seam.

Deposits associated with the Upper Freeport are often irregular and dislocated deposits (formed in domed peat swamps commonly referred

to as “peat islands”).

The

primary

structural

controls

on

the

Upper

Freeport

coal

basin

are

localized

syn-depositional
anticlines

and

synclines

that

directly

influence

the

accumulation

of

peat

bogs.

These

structures
create

gently

folded

and

rolling

coal

strata.

The

axis

of

the

Waynesburg

and

Port

Royal

(Irwin)
synclines pass through the center and eastern portions of the properties with a trend and incline to the Northeast.

The Amity, Murrysville, and Belle Vernon

anticlines (listed from west to east) reside
to the

center and western

portions of the

properties.

These anticlines

often coincide

with thicker
coal seams where peat accumulated

in domes along the anticlinal crest.

It is understood that local
anticlines

represent

the upthrown

side of

syn-depositionally

active

deep

faults.

Inversely,

fluvial
channel sediments were deposited on the structural downthrown side within synclines.

Within the Pangburn,

Shaner,

and Fallowfield mine-plan

areas, the Upper

Freeport is typically

183
meters to

335 meters below

the ground surface.

Mine access is therefore

to be provided

by shaft
and slope development.

The planned Pangburn shaft depth is

approximately 195 meters

in depth.

The

shaft

depths

at

the

projected

locations

for

the

Shaner

and

Fallowfield

shafts

range

from
approximately 232 meters to

268 meters.

6.2

Mineralization
The coal to be produced at The Mon Valley

Complex is typically high volatile (>31% volatile matter)
bituminous coal.

The generalized stratigraphic

columnar section in
Figure 6-1

demonstrates the vertical

relationship
of the principal coal seams and rock formations on the Property.

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 19
Figure 6-1:

Stratigraphic Column
(not to scale)
6.3

Deposits
Historic

underground

mining

has

occurred

in

the

overlying

Pittsburgh

Seam

on

this

property.

Contour

surface

mining

on

the

Pittsburgh

and

Redstone

outcrop

has

occurred

within

the

areas
projected

for

the coal

refuse

disposal area,

the slope

portal

area and

the preparation

plant

area.

The three

proposed mines

(Pangburn, Shaner,

and Fallowfield)

are all

projected to

be deep mines
in the Upper

Freeport seam.

Mining is projected

in areas where

the total seam

thickness exceeds
1.2 meters.

Areas of

sandstone washout

and seam thinning

have been

excluded from

projections
by MM&A personnel.

Additional exploration could identify additional geologically limiting features,
which could alter the proposed mine plan.

The Upper Freeport seam in the projected areas ranges
from 0.7 meters to 3.1 meters thick and averages

1.95 meters thick.

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 20
Figure 7-1:

Mon Valley Cross-Section
7
Exploration
7.1

Nature and Extent of Exploration
Extensive exploration in the form of subsurface drill efforts has been carried out on the Property by numerous

entities,

most

of

which

efforts

were

completed

prior

to

the

acquisition

by

Coronado.

Diamond

core

and

rotary

drilling

are

the

primary types

of exploration

on the

Property.

Data

for
correlation

and mining

conditions

are

derived

from

core

descriptions

and geophysical

logging (e-
logging).

Coal quality analyses were also

employed during the core exploration

process.

A total of
approximately 750 core and rotary

holes have been drilled for exploration.
The location of the drilling is shown on the maps included in Appendix B .
The

concentration

of

exploration

varies

slightly

across

the

Property.

Drilling

on

the

Property

is
typically

sufficient

for

delineation

of

potential

underground

mineable

benches.

Core

logging

is
carried out by professional

geologists in cases where

roof and floor strata

are of particular interest
and in cases

where greater resolution and

geologic detail are

needed.

Generally speaking, however,
most drill

hole data

come from

simplified driller’s

logs, which

often lack

specific details

regarding
geotechnical

conditions

and

specific

geology,

making

correlations

and

floor

and

roof

conditions
difficult to

determine.

Geophysical logging

(e-logging) techniques,

by contrast,

document specific
details

useful

for

geologic

interpretation

and

mining

conditions.

Given

the

variability

of

data-
gathering

methods,
definitive

mapping

of

future

mining

conditions

may

not

be

possible,

but
projections and assumptions can be made within a reasonable

degree of certainty.
A significant effort

was put into

verifying the integrity

of the database.

Once this was established,
stratigraphic

columnar

sections

were

generated

using

cross-sectional

analysis

to

establish

or
confirm coal seam correlations.

A typical cross-section is shown in
Figure 7-1 .

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 21
Due to

the long history

of exploration

by various

parties on the

Property,

a wide

variety of

survey
techniques exist for

documentation of data

point locations.

Many of

the older

exploration drill holes
appear to

have been

located by

survey and

more recently-completed

drill holes

are often

located
by high-resolution Global

Positioning System (
GPS
) units.

However, some holes appear

to have been
approximately

located

using

USGS

topography

maps

or

other

methods

which

are

less

accurate.

Therefore,

discretion

had

to

be

used

regarding

the

accuracy

for

the

location

and

ground

surface
elevation of

some of these

older drill holes.

In instances

where a drill

hole location

(or associated
coal

seam

elevations)

appeared

to

be

inconsistent

with

the

overall

structural

trend

(or

surface
topography

for surface

-mineable areas),

the data

point was

not honored

for

geological modeling.

Others with apparently minor variances were adjusted

and then used by MM&A.

Surveying of the underground and surface mined areas has been performed by the mine operators and/or

their

consulting

surveyors.

By

assignment,

MM&A

did

not

verify

the

accuracy

or
completeness of supplied

mine maps but

accepted this information as

being the

work of responsible
engineers and surveyors.
MM&A

compiled

comprehensive

topographic

map

files

by

selecting

the

best

available

aerial
mapping for each area and filling any gaps with digital USGS topographic mapping.
7.2

Non-Drilling Procedures and Parameters
All pertinent data used to characterize the coal

resources and coal reserves have been acquired via
exploration-based drilling methods.

The region has historically produced and sold Upper Freeport-
based coal

into metallurgical

and thermal

markets, enhancing

the confidence

of the

marketability
and quality of the resource.

7.3

Drilling Procedures
Core drilling methods

utilize NX-size (~5.4 centimeter) or similar-sized core cylinders to recover core
samples, which

can

be used

to

delineate

geologic characteristics,

for

coal-quality

testing,

and for
geotechnical

logging.

With core

holes, geophysical

logs are

especially useful

in verifying

the core
recovery of both the coal samples (for assurance that the sample is representative of the full seam)
and

of

the

roof

and

floor

rock

samples

(for

evaluating

ground

control

characteristics

of

deep
mineable coal

seams).

In addition

to the

core holes,

rotary-drilled holes

also exist

on most

of the
Property.

Data

for

the

rotary-drilled

holes

are

mainly

derived

from

downhole

geophysical

logs,
which are

used to

interpret coal

and rock thickness

and depth,

since logging of

the drill cuttings

is
unreliable.

Exploratory drilling generally requires drilling to depths of over 152 meters to penetrate
the target coal seam at Mon Valley

.
A wide variety

of core-logging techniques

exist for

the properties.

For many of

the core holes, the
primary data

source is a

generalized

lithology description by

the driller,

typically supplemented

by
a more detailed

core log completed

by a geologist.

These drilling logs were

provided to MM&A

as
a geological database.

MM&A geologists were

not involved

in the production

of original core

logs
but did perform a

basic check of information within

the provided database.

Where geophysical logs

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 22
for such holes were available,

they were used by MM&A geologists to

verify the coal thickness and
core recovery of seams.

7.4

Hydrology
Based on

historical successful

production of

Upper Freeport,

and stratigraphically

proximal

seams
in the

region, the Mon

Valley Complex is not

expected to have hydrologic concerns

of material issue.

Future

mining

is projected

to

occur

in areas

exhibiting

similar hydrogeological

conditions

as

past
mining,

including

stream

undermining

and

undermining

of

aquifers.

Based

upon

the

successful
history of

mining in the

region with

regards to

hydrogeological

features, MM&A

assumes that

the
operations will not be hindered by such issues.
The Pittsburgh seam has

been mined extensively above

the Upper Freeport seam on

the Property.

The

interval

(approximately

183

meters)

between

the

seams

is

anticipated

to

be

adequate

to
minimize inflow of water to the planned operations

from the overlying Pittsburgh works.
7.5

Geotechnical Data
Mining

plans

for

potential

underground

mines

were

developed

by

Coronado

and

modified

by
MM&A

to

fit

current

property

constraints.

Coal

pillar

stability

was

tested

by

MM&A

using

the
Analysis of

Coal Pillar

Stability (ACPS)

software program.

MM&A reviewed the

results from the

ACPS
analysis and considered them in the development of the LOM plan.
8
Sample Preparation, Analyses and Security
8.1

Prior to Sending to the Lab
Most

of the

coal

samples have

been obtained

from

the Property

by subsurface

exploration

using
core drilling

techniques.

The protocol

for preparing

and testing

the samples

has varied

over time
and is

not well

documented for the

older holes

drilled on

the Property.

Typical core-drilling sampling
methods for

coal in

the United

States

involves

drilling through

the seam,

removing the

core from
the

barrel,

describing the

lithology,

wrapping

the

sample in

a

sealed

plastic

sleeve

and

placing it
lengthwise into

a covered core

box, and carefully

marking hole ID and depth

intervals on each box
and

lid, allowing

the

core

to

be delivered

to

a

laboratory

in correct

stratigraphic

order,

and with
original

moisture

content.

This

process

has

been

the

norm

for

both

historical

and

ongoing
exploration activities at the Property.
This

work

is

typically

performed

by

the

supervising

driller,

geologist,

or

company

personnel.

Samples

are

most

often

delivered

to

the

company

by

the

driller

after

each

shift

or

acquired

by
company personnel

or representatives.

Most of the

coal core

samples were

obtained by previous
or

current

operators

on the

Property.

MM&A did

not participate

in the

collection,

sampling and
analysis of the core samples.

However,

it is reasonable to assume, given the consistency

of quality
from previous operators, that these samples

were generally collected and processed

under industry

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 23
best practices.

This assumption is based on MM&A’s

familiarity with the operating companies

and
the companies used to perform the analyses.

8.2

Lab Procedures
Coal quality

testing has

been performed

over many

years

by operating

companies using

different
laboratories and testing regimens.

Some of the

samples have raw analyses and

washabilities on the
full seam (with coal and rock parting layers co-mingled) and are mainly useful for characterizing the coal quality for projected production from underground

mining.

Other samples have coal and rock
analyzed

separately,

the

results

of

which

can

be

manipulated

to

forecast

either

surface

or
underground mining quality.

Care has been

taken to use only

those analyses

that are representative
of

the

coal

quality

parameters

for

the

appropriate

mining

type

for

each

sample.

Unlike

many
Appalachian

properties,

Mon

Valley

only

has

interest

in

one

deep

seam;

therefore,

the

analyses
have likely been completed following

a consistent protocol.
Standard procedure

upon receipt of

core samples by the

testing laboratory

is to log the

depth and
thickness

of

the

sample,

then

perform

testing

as

specified

by

a

representative

of

the

operating
company.

Each

sample

is

then

analyzed

in

accordance

with

procedures

defined

under
ASTM
International ( ASTM )

standards including, but not

limited to; washability (ASTM D4371);

ash (ASTM
D3174);

sulfur

(ASTM

D4239);

Btu/lb.

(ASTM

D5865);

volatile

matter

(ASTM

D3175);

Free

Swell
Index ( FSI ) (ASTM D720).
While not confirmed

by MM&A, it

is assumed

that best practices

and ASTM (or

equivalent standards
at the time

of testing) were

utilized in laboratory quality

testing.

Since 1970

(the earliest coal

quality
information

available),

the

Property

has

been

controlled

primarily by

CONSOL

utilizing

their

own
corporate

laboratories

including:
CONSOL Research

Laboratory
in Library,

PA,
CONSOL ’s Mathies
Mine Laboratory
at Mathies

Mine in

southwest Pennsylvania

and
Dickinson Laboratories,

Inc.
(El
Paso, Texas).

Both CONSOL’s Research Laboratory

and the

Mathies Mine

lab have since

been closed.

Since

1977

to

the

present,

additional

laboratories

not

affiliated

with

coal

companies

who

have
provided analytical data for the Property include:
>
Geochemical Testing

(Somerset, Pennsylvania)

– accredited by

the National Environmental
Laboratory Accreditation Program

(
NELAP ).
>
SGS

North

America

(Sophia,

West

Virginia)

–

a

leading

accredited

body

and

a
Nationally
Recognized Test

Laboratory

(
NRTL ); currently analyzing samples for Coronado.
9
Data Verification
9.1

Procedures of Qualified Person
MM&A reviewed the digital geologic

database supplied by Coronado.

The database consists of

data
records, which

include drill hole

information for

holes that

lie within and

adjacent to

the Property
and records

for numerous

supplemental coal

seam thickness measurements.

Upon completion of

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 24
the database

verification,

copies of

each entry

were

printed,

and cross

referenced

to the

original
document for

verification.

Once the initial

integrity of the

database was

established, stratigraphic
columnar sections were

generated using

cross-sectional analysis to

establish or confirm

coal-seam
correlations.

Geophysical

logs

were

used

wherever

available

to

assist

in

confirming

the

seam
correlation and to verify proper seam thickness measurements and recovery of coal samples.

After establishing and/or verifying proper seam correlation, seam data control maps and geological cross-sections were generated

and again used to verify seam correlations and data

integrity.

Once
the database was fully vetted, seam thickness, base-of-seam elevation, roof and floor lithology, and
overburden maps were independently generated

for use in the mine planning process.
9.2

Limitations
As with any exploration program, localized anomalies

cannot always be discovered.

The greater the
density of

the samples

taken,

the less

the risk.

Once an

area is

identified as

being of

interest

for
inclusion

in

the

mine

plan,

additional

samples

are

taken

to

help

reduce

the

risk

in

those

specific
areas.

In general, provision is made in the mine planning portion of the study to allow for localized anomalies that are typically classed more as a nuisance than a hinderance.

9.3

Opinion of Qualified Person
Sufficient data

has been obtained

through various

exploration and

sampling programs

and mining
operations

to

support

the

geological

interpretations

of

seam

structure

and

thickness

for

coal
horizons

situated

on the

Property.

The data

is of

sufficient

quantity

and reliability

to

reasonably
support the coal resource and coal reserve estimates in this TRS.
10
Mineral Processing and Metallurgical Testing
10.1

Testing

Procedures
Separate

tabulations

have

been

compiled

for

basic

chemical

analyses

(both

raw

and

washed
quality), petrographic data, rheological data

and chlorine, ash, ultimate and sulfur analysis.

Available

coal quality

data

were

tabulated

by resource

area in

a Microsoft®

EXCEL

workbook and
the details of that work are maintained on file at the offices of Coronado and MM&A.

These tables
also

provide

basic

statistical

analyses

of

the

coal

quality

data

sets,

including

average

value;
maximum

and

minimum

values;

and

the

number

of

samples

available

to

represent

each

quality
parameter

of

the

seam.

Coal

samples

that

were

deemed

by

MM&A

geologists

to

be
unrepresentative

were

not

used

for

statistical

analysis

of

coal

quality,

as

documented

in

the
tabulations.

A

representative

group

of

drill

hole

samples

from

the

Property

were

then

checked
against the original drill laboratory reports to verify accuracy and correctness.
The amount and areal extent of coal sampling

for geological data is generally sufficient to represent
the quality characteristics of

the coal horizons

and allow for

proper market placement of

the subject

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 25
coal seams.

For some of

the coal deposits

there are considerable laboratory data

from core samples
that

are representative

of full

extent

of the

resource

area;

and for

others

there are

more

limited
data

to

represent

the

resource

area.

For

example,

in

the

active

operations

with

considerable
previous

mining, there

may

be limited

quality data

within some

of the

remaining resource

areas;
however,

in those

cases the

core sampling

data can

be supplemented

with operational

data from
mining and shipped quality samples representative of the resource area.
10.2

Relationship of Tests

to the Whole
The extensive

sampling and

testing procedures

typically followed

in the

coal

industry result

in an
excellent

correlation

between

samples and

marketable

product.

The Upper

Freeport

seam has

a
long

history

of

saleable

production

in

the

high-volatile

metallurgical

and

thermal

markets,
consistent

with

exploration

results.

Degradation

of

coking

coal

characteristics

over

time

is

not
anticipated to be an issue.
10.3

Lab Information
Each sample

is analyzed

at area

Laboratories

that operate

in accordance

with procedures

defined
under ASTM standards including, but not limited to; washability (ASTM D4371); ash (ASTM D3174);
sulfur (ASTM

D4239); Btu/lb.

(ASTM D5865);

volatile matter

(ASTM D3175);

Free Swell

Index (
FSI )
(ASTM D720).
While not confirmed

by MM&A, it

is assumed

that best practices

and ASTM (or

equivalent standards
at the time

of testing) were

utilized in laboratory quality

testing.

Since 1970

(the earliest coal

quality
information

available),

the

Property

has

been

controlled

primarily by

CONSOL

utilizing

their

own
corporate

laboratories

including:

CONSOL

Research

Laboratory

in

Library,

PA,

CONSOL’s

Mathies
Mine

Laboratory

at

Mathies

Mine

in

southwest

Pennsylvania

and Dickinson

Laboratories,

Inc. (El
Paso, Texas).

Both CONSOL’s Research Laboratory and the

Mathies mine

lab have since

been closed.

Since

1977

to

the

present,

additional

laboratories

not

affiliated

with

coal

companies

who

have
provided analytical data for the Property include:
>
Geochemical Testing

(Somerset, Pennsylvania) – accredited

by the NELAP.
>
SGS North America (Sophia,

West Virginia) – a leading

accredited body and a

NRTL; currently
analyzing samples for Coronado.
10.4

Relevant Results
No critical factors have been found

that would adversely affect the recovery

of the Reserve.
11
Mineral Resource Estimates
MM&A independently created

a geologic model to define

the coal resources at

the Property.

Coal
resources were estimated

as of December 31, 2024.

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 26
Table 11-1:

General Reserve and Resource Criteria
11.1

Assumptions, Parameters and Methodology
Geological

data

was

imported

into

Carlson

Mining
®

(formerly

SurvCADD
®
)

geological

modelling
software

in

the

form

of Microsoft
®

Excel

files

incorporating

drill

hole

collars,

seam

and

thickness
picks, bottom

seam elevations

and raw

and washed

coal quality.

These data

files were

validated
prior to importing into the software.

Once imported, a geologic model was created, reviewed,

and
verified with

a key

element being

a gridded model

of coal

seam thickness.

Resource tonnes

were
estimated by using the

seam thickness grid

based on each

valid point of observation

and by defining
resource confidence arcs around the

points of observation.

Points of observation for Measured

and
Indicated

confidence

arcs

were

defined

for

all

valid

drill

holes

that

intersected

the

seam

using
standards

deemed acceptable

by MM&A

based on

a detailed

geologic evaluation

and a

statistical
analysis

of

all

drill

holes

within

the

projected

reserve

areas

as

described

in
Section

11.1.1
.

The
geological

evaluation

incorporated

an

analysis

of

seam

thickness

related

to

depositional
environments, adjacent roof and floor lithologies, and structural influences.
After validating coal seam data and establishing correlations, the thickness and elevation for seams of

economic

interest

were

used

to

generate

a

geologic

model.

Due

to

the

relative

structural
simplicity

of

the

deposits

and

the

reasonable

continuity

of

the

tabular

coal

beds,

the

principal
geological

interpretation

necessary

to

define

the

geometry

of

the

coal

deposits

is

the

proper
modeling

of

their

thickness

and

elevation.

Both

coal

thickness

and

quality

data

are

deemed

by
MM&A to be reasonably sufficient within the resource areas.

Therefore, there is a reasonable level
of confidence in the geologic

interpretations required for coal resource determination based on the available data and the techniques applied to the data.
Table 11-1

below provides the geological mapping and

coal tonnage estimation criteria used for the
coal resource

and reserve

evaluation.

These cut-off

parameters

have

been developed

by MM&A
based on

its experience

with the

Coronado properties

and are

typical of

mining operations

in the
Northern Appalachian Coal

Basin.

This experience includes

technical and economic

evaluations of
numerous

properties

in the

region

for

the

purposes of

determining

the

economic

viability of

the
subject coal reserves.
Item Parameters Technical Notes & Exceptions*
•

General Criteria

Reserve Classification Reserve and Resource
Reliability Categories Reserve (Proven and Probable) To better reflect geological conditions of the coal deposits, distance between points of observation are
standard USGS (in meters), respectively, for measured
and indicated and inferred.
Effective Date of Resource
Estimate
December 31, 2024
Effective Date of Reserve Estimate December 31, 2024
Seam Density Variable, dependent upon seam characteristics (based on available drill hole quality).

In the absence of
laboratory data, estimated by (1) assuming specific
gravity of 1.30 for coal and 2.25 to 2.5 for rock
parting, or (2) 1280 kg/m
3
to 1324 kg/m
3

for a "clean"
seam)
•

Underground-Mineable Criteria
Map Thickness Total seam thickness

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 27
Item Parameters Technical Notes & Exceptions*
Minimum Seam Thickness 1.2 meters (locally <1.2 m for limited areas integral to the mine plan)
Pangburn was mapped at 0.92-meter cutoff in
conjunction with Coronado mine plan.
Minimum Mining Thickness 1.4 meters
Minimum In-Seam Wash Recovery
40 percent

Wash Recovery Applied to Coal
Reserves
Based on average yield for drill holes within reserve
area, or in the absence of laboratory washability data,
based on estimated visual recovery using specific
gravities noted above and 95 percent yield on "clean"
coal
Out-of-Seam Dilution Thickness
for Run-of-Mine Tonnes Applied
to Coal Reserves
Greater of 0.05 meters or 1.4-meter minimum cutting
height less seam thickness
2243 kg/m³ density used for dilution tonnage estimate
Mine Barrier 61-meter distance from abandoned mines and sealed or pillared areas.
Adjustments Applied to Coal
Reserves
6 percent moisture increase; 5 percent preparation
plant inefficiency
Note:

Exceptions for

application of

these criteria

to resource

and reserve

estimation are

made as

warranted and

demonstrated by

either actual

mining
experience or detailed data

that allows for empirical

evaluation of mining conditions.

Final classification of coal

reserve is made based on

the pre-
feasibility evaluation.
11.1.1

Geostatistical Analysis
MM&A completed a

geostatistical analysis on drill

holes within

the reserve boundaries

to determine
the applicability of the common United States classification system for measured and indicated and inferred coal resources.

Historically,

the United States has assumed that coal within 0.4-kilometers of a point of

observation represents a measured resource whereas coal

between 0.4 kilometers and
1.2

kilometers

from

a

point

of

observation

is

classified

as

indicated.

Inferred

resources

are
commonly

assumed

to

be

located

between

1.2

kilometers

and

4.8

kilometers

from

a

point

of
observation.

Per

SEC

and

JORC

regulations,

only

measured

and

indicated

resources

may

be
considered for reserve classification, respectively

as proven and probable reserves.
MM&A

performed

a

geostatistical

analysis

test

of

the

Mon

Valley

data

set

using

the

Drill

Hole
Spacing Analysis

(
DHSA
) method.

This method

attempts

to quantify

the uncertainty

of applying

a
measurement

from

a

central

location

to

increasingly

larger

square

blocks

and

provides
recommendations

for determining

the distances

between drill

holes for

measured, indicated,

and
inferred resources.
To

perform DHSA the data

set was processed to remove

any erroneous data points,

clustered data
points, as

well as

directional trends.

This was

achieved through

the use

of histograms,

as seen

in
Figure 11-1
, color coded scatter

plots showing the geospatial positioning

of the borings,
Figure 11-
2 , and trend analysis.

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 28
Figure 11-1: Histogram of the Total

Seam Thickness
for the Upper Freeport Seam Present in the Mon
Valley Complex
Figure 11-2: Scatter plot of the Total Seam
Thickness for the Upper Freeport Seam Present
in the Mon Valley Complex
Following the completion of

data processing, a variogram

of the data set was

created,
Figure 11-3
.

The

variogram

plots average

square difference

against

the separation

distance

between

the data
pairs.

The

separation

distance

is broken

up into

separate

bins defined

by a

uniform

lag distance
(e.g., for

a lag

distance of

152 meters

the bins

would be

0 –

152 meters,

153 –

305 meters,

etc.).

Each pair of data points that are less than one lag distance apart are reported in the first bin.

If the
data

pair

is

further

apart

than

one

lag

distance

but

less

than

two

lag

distances

apart,

then

the
variance is reported in the second bin.

The numerical average for differences

reported for each bin
is then plotted on the variogram.

Care was taken to

define the lag distance in such a way

as to not
overestimate any nugget effect

present in the data set.

Lastly, modeled equations, often spherical,
gaussian, or

exponential, are

applied to

the variogram

in order

to represent

the data

set across

a
continuous spectrum.

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 29
Figure 11-3:

Variogram of the Total

Seam Thickness for the Upper Freeport Seam

Present in the Mon Valley Complex
The estimation

variance is

then calculated

using information

from the

modeled variogram

as well
as

charts

published

by

Journel

and

Huijbregts

(1978).

This

value

estimates

the

variance

from
applying

a

single

central

measurement

to

increasingly

larger

square

blocks.

Care

was

taken

to
ensure any nugget effect present was added back

into the data.

This process was repeated for each
test block size.
The final step of the process is to calculate the global estimation variance.

In this step,

the number
of square blocks that would fit inside the selected study area is determined for each block size that
was

investigated

in the

previous

step.

The estimation

variance

is then

divided by

the number

of
blocks that

would fit

inside the

study area

for

each test

block size.

Following this

determination,
the data is then transformed back to represent

the relative error in the 95
th
-percentile range.
Figure 11-4
shows the results

of the

DHSA performed on

the Upper Freeport

data for the

Mon Valley
Complex.

DHSA provides hole

to hole

spacing values,

these distances need

to be converted

to radius
from a central point in order to

compare to the historical standards.

A summary of the radius data
is shown

in
Table

11-2
.

DHSA prescribes

measured, indicated,

and inferred

drill hole

spacings be
determined at the 10-percent, 20-percent, and 50-percent

levels of relative error,

respectively.

Gaussian
Exponential
Spherical
Relative Error 95% Percentile Range
Drill Hole Spacing (m)
0
5
10
15
20
25
30
35
40
1000
1500
2000
2500
3000
3500
4000
4500

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 30
Figure 11-4:

Result of DHSA for the Upper Freeport Seam Present in the Mon Valley Complex
Table 11-2:

DHSA Results Summary for Radius from a Central Point
Model:
Measured Radial Distance
(10% Relative Error)
Indicated Radial Distance
(20% Relative Error)
Inferred Radial Distance
(50% Relative Error)
(km) (km) (km)
Gaussian: 0.72 1.42 3.53
Spherical: 0.72 1.42 3.53
Exponential: 0.75 1.43 3.49
Comparing

the

results

of

the

DHSA

to

the

historical

standards,

it

is

evident

that

the

historical
standards

are

more

conservative

than

even

the

most

conservative

DHSA

model

with

regards

to
determining measured resources.

The Gaussian and Spherical

models recommend using a radius

of
0.72 kilometers

for

measured resources

compared to

the historical

value of

0.4 kilometers.

With
respect

to

indicated

resources

the

DHSA

falls

in

line

closely

with

the

historical

standards.

The
Exponential model recommends using a radius of 1.43

kilometers, while the Spherical and Gaussian
models recommend a radius of 1.42

kilometers, respectively.

These values line up closely with the
historical radius

of 1.2 kilometers.

These results have

led the QPs

to report the

data following

the
historical classification standards, rather

than use the results of the DHSA.
11.2

Qualified Person’s Estimates
Mineral

resources,

representing

in-situ

coal

from

a

portion

of

which

reserves

are

derived,

are
presented below.

Based on the work described and detailed modelling of the areas considering all
the parameters

defined, a

coal resource

estimate,

summarized

in
Table

11-3
, was

prepared

as of
December 31, 2024, for property controlled by Coronado.

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 31
Table 11-3:

Coal Resources Summary as of December 31, 2024

Coal Resource (Dry Tonnes, In Situ, Mt) Resource Quality (Dry)
Area Measured Indicated Inferred Total Ash% Sulfur% VM%
Inclusive of Reserve 291.0 213.5 9.3 513.8
31 1.4 26 Exclusive of Reserve 0.0 0.0 0.0 0.0
Total 12/31/2024 291.0 213.5 9.3 513.8
Note 1:

Resource tonnes are inclusive of reserve tonnes since they include the in-situ tonnes from which recoverable coal reserves are derived.
Note 2:

Coal resources are reported on a dry basis.

Surface moisture and inherent moisture are excluded.
Note 3:

The Mon Valley properties do not have any resource tonnes exclusive of reserves as of December 31, 2024.
11.3

Qualified Person’s Opinion
While

there

is

some

level

of

stratigraphically

controlled

seam-thickness

variability

due

to

sand
channels,

etc.,

the

Upper

Freeport

coal

seam

on

the

mine

property

at

Mon

Valley

demonstrate
reasonable thickness consistency

according to

the classification system

of
measured

(0 kilometers
– 0.4

kilometers),
indicated

(0.4 kilometers

to 1.2

kilometers),

and
inferred

(1.2 kilometers

to 4.8
kilometers).

MM&A geologists and

engineers modeled

the deposit

and delineated

mineable regions
to

reflect

the nature

of each

seam and

the practicality

of mining

constraints.

Based on

MM&A’s
geostatistical

analysis,

it

would

be

possible

to

extend

the

measured,

indicated

and

inferred

arcs
slightly beyond

historically accepted

practices due to

consistent geological

settings.

The QPs have
again

elected

not

to

extend

arc

distances,

introducing

a

level

of

conservatism

in

measured

and
indicated coal classification.
Based on the data

review,

the attendant work

done to verify the data

integrity and the creation

of
an

independent

geologic model,

the

QPs

believe

this

is a

fair

and

accurate

representation

of the
Mon Valley coal resources.
12
Mineral Reserve Estimates
12.1

Assumptions, Parameters and Methodology
Coal Reserves are classified as proven

or
probable

considering “modifying factors” including mining,
metallurgical, economic, marketing, legal,

environmental, social, and governmental

factors.
>
Proven

Coal

Reserves

are

the

economically

mineable

part

of

a

measured

coal

resource,
adjusted

for diluting

materials and

allowances for

losses when

the material

is mined.

It is
based

on

appropriate

assessment

and

studies

in

consideration

of

and

adjusted

for
reasonably

assumed

modifying

factors.

These

assessments

demonstrate

that

extraction
could be reasonably justified at the time of reporting.

>
Probable Coal

Reserves

are the

economically mineable

part of

an indicated

coal resource,
and

in

some circumstances

a

measured

coal

resource,

adjusted

for

diluting

materials

and
allowances for losses when

the material is

mined.

It is based

on appropriate assessment and
studies in

consideration of

and adjusted

for reasonably

assumed modifying factors.

These
assessments

demonstrate

that

extraction

could

be

reasonably

justified

at

the

time

of
reporting.

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 32
Upon completion of delineation

and calculation of coal

resources, MM&A generated a LOM plan

for
each of the projected

mines within the Mon Valley

Complex.

The footprint of

each reserve area

is
shown on the maps in Appendix B
.

The mine plans were generated based on the

forecast mine plan
and

permit

plan

provided

by

Coronado

with

modifications

by

MM&A

where

necessary

due

to
current

property

control

limits,

modifications

to

geologic

mapping,

or

other

factors

determined
during the evaluation.
Carlson Mining

software was

used to

generate

the LOM

plan for

Mon Valley.

The mine

plan was
sequenced

based

on

productivity

schedules

provided

by

Coronado.

MM&A

determined

the
productivity

estimates

and

plans

to

be

reasonable

based

on

experience

and

current

industry
practice.
At

the Mon

Valley

mines, a

minimum mining

height

of 1.4

meters

was

generally

used due

to the
continuous mining method

being employed;

however, Pangburn was mapped at

a 0.92-meter cutoff
in

conjunction

with

the

Coronado

mine

plan.

For

coal

seams

thinner

than

the

assigned

mining
height, the difference between the coal seam height and assigned mining height consists of out-of-
seam

dilution

(
OSD
).

Mine

recovery

generally

varies

between

40

percent

and

55

percent

for
continuous mining panels.

Plant recovery is

a function

of in-seam

recovery, OSD and plant efficiency
factor,

which is set at 95 percent.

Typical entry width is 5.8 meters.
Raw,

ROM

production

data

outputs

from

LOM

plan

sequencing

were

processed

into

Microsoft
®
EXCEL spreadsheets

and summarized

on an

annual basis

for processing

into the

economic model.

Average seam densities were

estimated to determine raw

coal tonnes produced

from the LOM

plan.

Average mine recovery

and wash recovery factors were

applied to determine coal reserve tonnes.

Coal

reserve

tonnes

in

this

evaluation

are

reported

at

a

6.0

percent

moisture

and

represent

the
saleable product from the Property.

Pricing

data

as

provided

by

Coronado

is

described

in
Section

16.2
.

The

pricing

data

assumes

a
blended HVB

domestic and

export FOB-mine

nominal price

of $183

per metric

tonne for

calendar
year

2030.

HVB

domestic

and

export

prices

respectively

are

increased

by

2%

annual

inflation
thereafter.
The coal resource mapping and estimation process, described in the report, was used as a basis for
the coal reserve

estimate.

Proven and

probable coal

reserves were

derived from

the defined coal
resource

considering

relevant

processing,

economic

(including

technical

estimates

of

capital,
revenue, and cost), marketing, legal, environmental, socioeconomic,

and regulatory factors and are
presented on a moist, recoverable

basis.
As is customary

in the USA, the categories

for proven

and probable coal reserves

are based on the
distances

from

valid

points

of

measurement

as

determined

by

the

QPs

for

the

area

under
consideration.

For this

evaluation, measured

resource, which

may convert

to a

proven reserve,

is
based on a 0.4-kilometer radius from a valid point of observation.

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 33
Table 12-1:

Coal Summary (ROM Basis (Moist)) as of December 31, 2024 (Mt)
Table 12-2:

Coal Reserves Summary (Marketable Sales Basis) as of December 31, 2024 (Mt)
Points

of observation

include exploration

drill holes,

degas holes,

and mine

measurements which
have been fully vetted

and processed into a

geologic model.

The geologic model is based on seam
depositional modeling, the

interrelationship of overlying and

underlying strata on seam mineability,
seam thickness trends,

the impact of seam

structure (i.e., faulting),

intra-seam characteristics,

etc.

Once

the

geologic

model

was

completed,

a

statistical

analysis,

described

in
Section

11.1.1

was
conducted

and

a

0.4-kilometer

radius

from

a

valid

point

of

observation

was

selected

to

define
Measured Resources.

Likewise,

the distance

between 0.4

and 1.2 of

a kilometer

radius was

selected to

define Indicated
Resources.

Indicated Resources may convert

to Probable Reserves

Inferred Resources (greater

than a 1.2-kilometer radius from a valid point of observation) are to be excluded from Reserve consideration.
12.2

Qualified Person’s Estimates
Reserve tonnage

estimates provided

herein report

coal reserves

derived from

the in-situ resource
tons presented in Table 11-3
, and not in addition to coal resources.

Coal reserves are presented on
a ROM basis in
Table

12-1
.

Proven and probable

coal reserves were

derived from the defined

coal
resource considering

relevant mining,

processing, infrastructure,

economic (including estimates

of
capital, revenue, and cost), marketing,

legal, environmental, socioeconomic and regulatory

factors.

The coal reserves, as shown in Table 12-2 , are based on a technical evaluation of the geology and a preliminary

feasibility

study

of

the

coal

deposits.

The

extent

to

which

the

coal

reserves

may

be
affected

by any

known environmental,

permitting, legal,

title, socioeconomic,

marketing, political,
or other relevant issues has been reviewed

rigorously.

Similarly, the extent

to which the estimates
of

coal

reserves

may

be

materially

affected

by

mining,

metallurgical,

infrastructure

and

other
relevant factors

has also been considered.

Demonstrated Coal Reserves (Mt, Moist ROM)

By Reliability Category By Mining Type By Control Type Quality (Dry)
Area / Mine Proved Probable Total Surface UG Owned Leased Ash Sulfur Vol
Mon Valley 113.9 83.2 197.1 0.0 197.1 195.7 1.4 37 1.4 23

Demonstrated Coal Reserves (Wet Ton

nes, Washed or Direct Shipped, Mt)
Quality (Dry Basis)

By Reliability Category By Mining Type By Control Type
Property Proven Probable Total Surface UG Owned Leased Ash% Sulfur% VM%
Mon Valley 77.8 56.6 134.4 0.0 134.4 133.4 1.0 8 1.4 35

Note: Marketable reserve tonnes are reported on a moist basis, including a combination of surface and inherent moisture.

The combination of
surface and inherent moisture is modeled at 6-percent.

Actual product moisture is dependent upon multiple geological factors, operational factors, and product contract specifications and can exceed 8-percent.

As such, the modeled moisture values provide a level of conservatism for reserve reporting.
The

results

of

this

TRS

define

an

estimated

134.4

Mt

of

proven

and

probable

marketable

coal
reserves.

Of that total, 58 percent are proven, and 42 percent are probable.

There are 133.4 Mt of
owned

coal

reserves

and

1.0

Mt

of

leased

coal

reserves.

All

of

the

Mon

Valley

reserves

are

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 34
considered

to

be

suitable

for

the

metallurgical

coal

market.

All

of

the

Mon

Valley

reserves

are
unassigned.
12.3

Qualified Person’s Opinion
The

estimate

of coal

reserves was

determined

in accordance

with the

JORC

Code along

with SEC
Regulation S-K 1300.
The LOM

mining plans

for Mon

Valley

were prepared

to the

level of

preliminary feasibility.

Mine
projections

were

prepared,

and

timing

scheduled

to

match

production

with

coal

seam
characteristics.

Production timing

was carried

out from

current locations

to depletion

of the

coal
reserve

area.

Coal reserve

estimates

could be

materially

affected

by the

risk factors

described in
Section 22.2 .
Based on the Preliminary Feasibility Study

and the attendant Economic Review, the QPs believe this
is a fair and accurate calculation of the Mon Valley

coal reserves.
13
Mining Methods
Three separate underground mine areas were modeled and tested economically for the Mon Valley
Complex.

Once the Resources were calculated,

mine plans were created to

project operating each
resource

area to

depletion, with

crews

and equipment

scheduled to

move

to

subsequent

mining
areas as depletion occurs.

Underground mine operations are projected to

be exhausted in 2102.
13.1

Geotech and Hydrology
Mining plans for

potential underground mines were developed

by Coronado and

MM&A.

Coal pillar
stability

was tested

by MM&A

using the
Analysis of

Coal Pillar

Stability (ACPS)

software

program.

MM&A reviewed

the results

from

the ACPS

analysis and

considered

them in

the development

of
the LOM plan.
Hydrology is not

expected to be

an issue of concern at

Mon Valley.

Extensive mining has occurred
in the Pittsburgh seam,

183 meters above the Upper

Freeport horizon.

The Upper Freeport coal

has
been mined

in the

region—based on

successful historical

mining in

comparable

geologic settings,
material impacts related to hydrology

are not anticipated to be of concern.
13.2

Production Rates
The Mon Valley Complex is not

yet active, with three

distinct mines and preparation plants

planned.

The

mine

plan

and

productivity

expectations

reflect

historical

performance

of

similar

operations
and efforts have been made to adjust the

plan to reflect future conditions.

MM&A is confident that
the mine plan

is reasonably representative to provide

an accurate estimation of

coal reserves.

Mine
development and operation have not been optimized

within the TRS.

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 35
Production

is

scheduled

for

approximately

273

days

each

year,

which

represents

production

on
Monday through

Friday plus

every other

Saturday with

allowances for

holidays.

On each day,

the
continuous mining sections

are scheduled to

produce coal on

two shifts; the third

shift is reserved
for

maintenance

and

mine

conveyor

belt

and

power

moves.

The

sections

are

configured

as

full
super sections with

two continuous

miners per

section.

Productivity is

planned at

the rate

of 272
meters of advance per shift for the super sections.
Carlson Mining software was used

by MM&A to generate mine plans

for the underground mineable
coal

seam.

Mine

plans

were

sequenced

based

on

productivity

schedules

provided

by

Coronado,
which

were

based

on

historically

achieved

productivity

levels.

All

production

forecasting

ties
assumed production rates

to geological models as

constructed by MM&A’s

team of geologists

and
mining engineers.
As shown in
Table

13-1
, the areas

planned for

underground mines

produce coal

until 2102.

Clean
coal production varies directly with coal thickness.

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 36
Table 13-1:

Production Summary by Mine by Year (Tonnes

x 1,000)
Mine Name 2033 2034 2035 2036 2037 2038 2039 2040
Pangburn 0 399 1,810 1,875 1,958 2,029 2,030 1,695
Fallowfield 0 0 0 0 0 0 0 0
Shaner 0 0 0 0 0 0 0 367

Total
0 399 1,810 1,875 1,958 2,029 2,030 2,062

Mine Name 2041 2042 2043 2044 2045 2046 2047 2048
Pangburn 1,339 637 603 0 0 0 0 0
Fallowfield 0 0 0 0 0 0 0 0
Shaner 620 1,125 1,763 1,804 1,724 1,717 1,641 1,719

Total
1,960 1,762 2,366 1,804 1,724 1,717 1,641 1,719

Mine Name 2049 2050 2051 2052 2053 2054 2055 2056
Pangburn 0 0 0 0 0 0 0 0
Fallowfield 0 0 0 0 0 0 0 0
Shaner 1,657 1,582 1,704 1,656 1,732 1,702 1,596 1,642

Total
1,657 1,582 1,704 1,656 1,732 1,702 1,596 1,642

Mine Name 2057 2058 2059 2060 2061 2062 2063 2064
Pangburn 0 0 0 0 0 0 0 0
Fallowfield 0 0 859 1,786 2,010 1,999 1,987 1,820
Shaner 1,750 1,751 1,750 1,796 1,723 1,839 1,775 1,674

Total
1,750 1,751 2,609 3,582 3,732 3,839 3,762 3,494

Mine Name 2065 2066 2067 2068 2069 2070 2071 2072
Pangburn 0 0 0 0 0 0 0 0
Fallowfield 1,657 1,855 1,893 1,900 1,869 1,862 1,707 1,783
Shaner 1,733 1,605 1,504 1,067 957 610 612 395

Total
3,390 3,460 3,398 2,967 2,826 2,472 2,318 2,178

Mine Name 2073 2074 2075 2076 2077 2078 2079 2080
Pangburn 0 0 0 0 0 0 0 0
Fallowfield 1,496 2,041 1,993 1,822 1,903 1,864 1,911 1,708
Shaner 0 0 0 0 0 0 0 0

Total
1,496 2,041 1,993 1,822 1,903 1,864 1,911 1,708

Mine Name 2081 2082 2083 2084 2085 2086 2087 2088
Pangburn 0 0 0 0 0 0 0 0
Fallowfield 1,931 1,757 1,563 2,034 1,423 2,073 1,485 1,798
Shaner 0 0 0 0 0 0 0 0

Total
1,931 1,757 1,563 2,034 1,423 2,073 1,485 1,798

Mine Name 2089 2090 2091 2092 2093 2094 2095 2096
Pangburn 0 0 0 0 0 0 0 0
Fallowfield 1,340 1,684 1,466 1,808 1,184 1,485 1,462 1,584
Shaner 0 0 0 0 0 0 0 0

Total
1,340 1,684 1,466 1,808 1,184 1,485 1,462 1,584

Mine Name 2097 2098 2099 2100 2101 2102 2103 2104
Pangburn 0 0 0 0 0 0 0 0
Fallowfield 1,229 1,570 1,590 1,277 813 356 0 0
Shaner 0 0 0 0 0 0 0 0

Total
1,229 1,570 1,590 1,277 813 356 0 0
13.3

Mining Related Requirements
A mine plan with

sequenced mining projections was prepared for each logical

mining unit.

For each
mine

plan,

the

appropriate

number

of

production

units

is

selected

for

the

resource

area,

and

a
productivity

level

assigned,

expressed

in

meters

of

advance

per

unit-shift

of

production.

The

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 37
productivity is

based on

the equipment

and personnel

configuration,

mining height

and expected
physical conditions.
13.4

Required Equipment and Personnel
Production

from

the proposed

Mon Valley

Complex

mines will

be conducted

using the

room

and
pillar method,

utilizing continuous miners

and haulage

using shuttle cars

to a

feeder-breaker located
at the

tail of

the section

conveyor

belt.

The feeder-breaker

crushes large

pieces of

coal and

rock
and regulates coal feed onto the mine conveyor.

Roof-bolting machines will be used to support

the
roof

on the

continuous miner

sections.

Roof-bolting

machines are

used to

install

roof

bolts,

and
battery scoops are available to clean the

mine entries and assist

in delivery of mine

supplies to work
areas.

Other

supplemental

equipment,

such

as

personnel

carriers,

supply

vehicles,

etc.,

are

also
planned to be used daily.
Mine conveyors typically range in width

up to 1.5

meters.

Multiple belt flights

are arranged in series
to deliver raw coal to the underground storage.

Along the main and sub-main entries and panels, a
travel way

will be provided

for personnel

and materials by

rubber-tired equipment

or on rail.

The
Mon

Valley

mines

will

use

conveyors

to

transport

ROM

coal

from

the

underground

production
sections to the surface

where the coal may

be sampled, crushed, washed in

the preparation plant,
and stockpiled to await shipment.

Surface ventilation

fans are planned

to be installed

as needed to provide

a sufficient volume

of air
to ventilate

production sections, coal haulage

and transport entries, battery

charging stations, and
transformers in accordance with approved

plans.

High-voltage cables will deliver

power throughout
the

mine

where

transformers

reduce

voltage

for

specific

equipment

requirements.

The

Mine
Improvement

and

New

Emergency

Response

Act

of

2006

(
MINER

Act
)

requires

that

carbon
monoxide

detection

systems

be install

ed along

mine

conveyor

belts

and that

electronic

two-way
tracking

and

communications

systems

be

installed

throughout

underground

mines.

Water

is
required

to

control

dust

at

production

sections

and

along

conveyor

belts,

and

to

cool

electric
motors.

Water

is available

from nearby

sources and

is distributed

within the mine

by pipelines as
required.
13.4.1

Mine:

Pangburn
The Pangburn mine is proposed to start in 2034 with three

continuous mining sections.

The Upper
Freeport

seam

will

be

accessed

via

decline

slope

and

vertical

shaft.

This

mine

will

produce
metallurgical coal from leased and owned mineral.
Production

is

scheduled

for

approximately

273

days

each

year,

which

represents

production

on
Monday

through

Friday

and

every

other

Saturday.

On

each

day,

three

production

sections

are
scheduled

to

produce

coal

on

two

shifts;

the

third

shift

is

reserved

for

maintenance

and

mine
conveyor belt and

power moves.

Each section

is configured as

full supersection

with two

continuous
miners available

for production.

Productivity is

planned at

the rate

of 272

meters of

advance per
shift for the super sections.

A total of 203 employees are assigned to the mine.

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 38
Principal production equipment on

each section includes two continuous

miners, two roof

bolters,
four

shuttle cars,

and two

scoops.

Coal is

planned to

be extracted

from the

production face

with
the continuous

miner and

hauled to

the mine

conveyor

in shuttle

cars.

At

the conveyor

belt, the
coal will be discharged

from the shuttle

cars onto a

feeder breaker

for transfer

onto the conveyor.

The

conveyors

will

carry

the

coal

outside,

where

it

is

planned

to

be

transported

via

overland
conveyor

to

the

proposed

Pangburn

preparation

plant

and

barge

load-out

on

the

Monongahela
River.

Rail access is expected to be provided by a
CSX rail line.
The proposed Pangburn mine will be located approximately 1.6 kilometers south of the community of Elizabeth,

Pennsylvania.

Main paved

roads exist

both east

and west

of the

site.

The proposed
dock, located on the western boundary of the

proposed Pangburn permit area, is currently used for
bulk material transshipment.

The area has hosted

both industrial and residential

development for
an

extensive

time

period.

No

extraordinary

measures

or

expenses

will

be

required

to

establish
infrastructure or utilities at the Pangburn site.

The

preliminary

design

for

the

Pangburn

mine

surface

facilities

was

provided

by

Coronado.

The
facilities include offices, warehouses,

shops, and a bathhouse for personnel;

a preparation plant to
process ROM coal; a

refuse area with

a designed capacity

of approximately 35 million

refuse tonnes;
raw coal storage at the plant totaling

approximated 100,000 tonnes, clean coal storage

at the plant
site of

approximately

54,000 tonnes,

and three

clean coal

stockpiles adjacent

to the

dock loading
facility

on

the

Monongahela

River.

The

three

river

stockpiles

have

a

designed

capacity

of
approximately 266,000 tonnes.
A

study

completed

and

approved

through

the
Pennsylvania

Department

of

Environmental
Protection

on behalf

of Coronado

has

identified

a

Preferred

Site

for

refuse

disposal

at

Pangburn
with

capacity

of

22.6

million

cubic

meters.

MM&A’s

estimated

requirements

for

Pangburn

and
Shaner combined is 29.7 million tonnes or approximately 13.2 million cubic meters.

Loadout Site
MONONGAHELA RIVER
N
CLEAN COAL
266,000 tonnes
MET COAL
STOCKPILE
FEED CONV.
MIDDLINGS
STOCKPILE
FEED CONV. 1
PLANT POWER
SUBSTATION
120'D
THICKENER
PREP.
PLANT
CLEAN COAL
54,000 tonnes
D.S. ROM &
MIDDLINGS
LOADOUT BIN
FINE
REFUSE
PRESS
BLDG.
Bunola River Rd.
TRANSFER
BLDG.
REFUSE
TRANSFER
BLDG. 1
DIRECT SHIP
LOADOUT CONV.
REFUSE
OVERLAND
CONV. 1
HOIST HOUSE
SCREENING &
SIZING BLDG.
Plant Site
REFUSE OVERLAND CONV. 2
MAINT.
SHOP
OFFICE
WAREHOUSE
SUPPLY
YARD
MINE POWER
SUBSTATION
Slope Site
RAW COAL
100,000 tonnes
REFUSE LOADOUT
Pangburn Hollow Rd.
Mined Rock Storage
Area
PRODUCION /
SERVICE SLOPE
Proposed Pond
SHOP
WAREHOUSE
OFFICE
STORAGE
MINE POWER
SUBSTATION
BATH HOUSE
VENTILATION FAN
Shaft Site
Existing EQT Well Road
0
240
Meters

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 39
Figure 13-1:

Proposed Pangburn Plant and Mine Site Infrastructure
The preliminary design layout of the Pangburn facilities is shown Figure 13-1 .
13.4.2

Mine: Shaner
The

Shaner

mine

is

a

proposed

mine

in

the

Upper

Freeport

seam

and

is

scheduled

to

begin
production in 2040 as the Pangburn reserve is depleted.

This mine is a metallurgical coal operation
on leased and owned mineral property.
Production

is

scheduled

for

approximately

273

days

each

year,

which

represents

production

on
Monday

through

Friday

and

every

other

Saturday.

On

each

day,

three

production

sections

are
scheduled

to

produce

coal

on

two

shifts;

the

third

shift

is

reserved

for

maintenance

and

mine
conveyor

belt

and

power

moves.

All

three

sections

are

full

super

sections

with

two

continuous
miners per

section.

Productivity is

planned at

the rate

of 272

meters of

advance per

shift for

the
super sections.

A total of 203 employees are assigned to the mine.

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 40
Principal production equipment per section includes two continuous miners,

two roof bolters, four
shuttle

cars,

and two

scoops.

Coal is

planned to

be extracted

from

the production

face

with the
continuous miner

and hauled to

the mine conveyor

in shuttle

cars.

At the

conveyor belt,

the coal
will be

discharged onto

a feeder

breaker

for transfer

onto the

conveyor.

The conveyors

will carry
the coal to the outside and to the proposed preparation

plant and load-out.
The Shaner

mine will

be located approximately 1.6

kilometers north of

the community

of Sutersville,
Pennsylvania,

between

the

Youghiogheny

and

Monongahela

Rivers.

Numerous

improved

roads
traverse the Property.

An additional shaft

and slope will

be required to access

Upper Freeport seam
reserves

west

of the

Monongahela

River,

accessed across

the 1
st

Street bridge

and Douglass

Run
Road.

The

immediate

vicinity

of

the

proposed

Shaner

surface

facilities

is

well

developed;

no
extraordinary

measures

or

expenses

will be

required

to

establish

infrastructure

or utilities

at

the
Fallowfield

site.

Due

to

the

projected

starting

date

for

the

Shaner

mine,

no

detailed

design

of
infrastructure or

surface facilities has

been completed to date.

The proposed mines are

located in
the

Appalachian

Basin,

which

has

an

extensive

history

(>100

years)

of

coal

mining.

There

is

a
sufficient population base

within commuting

distance of

the proposed

operations; no Camp

or Town
construction

will

be

required.

Mine

opening

capital

expenditures

are

included

in

the

MM&A
financial model.
Due to the projected start-up

date of the Shaner

mine, no permit work

has been completed to date.

The proposed mine

is located in

an area with

a long

history of coal

mining, with

numerous permitted
operations in close proximity.

Coal mining permits are routinely obtained in this region; a 2-year to
3-year

lead time

is recommended.

Estimated

expenditures for

mine closure

and site

reclamation
are included in the financial model for each mine or plant site.
Infrastructure for Shaner will resemble that

shown in
Figure 13-1

for Pangburn.
13.4.3

Mine: Fallowfield
The

Fallowfield

mine

is

proposed

to

start

in

2059

with

three

production

sections.

The

Upper
Freeport

seam

will

be

accessed

via

a

decline

slope

and

vertical

shaft.

This

mine

will

be

a
metallurgical coal operation on leased and owned mineral

property.
Production

is

scheduled

for

approximately

273

days

each

year,

which

represents

production

on
Monday

through

Friday

and

every

other

Saturday.

On

each

day,

three

production

sections

are
scheduled

to

produce

coal

on

two

shifts;

the

third

shift

is

reserved

for

maintenance

and

mine
conveyor belt and power

moves.

The sections are

configured as super sections

with two continuous
miners available

for production.

Productivity is

planned at

the rate

of 272

meters of

advance per
shift of operation.

A total of 203 employees are assigned to the mine.
Principal production equipment includes

two continuous miners, two roof bolters, four shuttle

cars,
and

two

scoops.

Coal

is

planned

to

be

extracted

from

the

production

face

with

the

continuous
miner

and

hauled

to

the

mine

conveyor

in

shuttle

cars.

At

the

conveyor

belt,

the

coal

will

be
discharged

from

the

shuttle

cars

onto

a

feeder

breaker

for

transfer

onto

the

conveyor.

The

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 41
conveyors

will

carry

the

coal

outside,

where

it

is

transported

to

the

proposed

Fallowfield
preparation plant and truck load-out via overland conveyor.

The

Fallowfield

property

boundary

is

traversed

by

the

four-lane

limited-access

Mon-Fayette
Expressway in addition

to numerous improved

roads.

Previous mining and

coal preparation facilities
have

existed

in

the

immediate

vicinity

of

the

proposed

Fallowfield

surface

facilities.

No
extraordinary

measures

or

expenses

will be

required

to

establish

infrastructure

or utilities

at

the
Fallowfield site.

Due to the

projected starting

date for

the Fallowfield

mine, no detailed

design of
infrastructure or

surface facilities has

been completed to date.

The proposed mines are

located in
the Appalachian

Basin, which

has an

extensive history (greater than

100 years) of

coal mining.

There
is a sufficient population

base within commuting distance

of the proposed operations;

no Camp or
Town

construction will be required.

Mine opening capital expenditures are

included in the MM&A
financial model.
Due to the projected

start-up date of

the Fallowfield mine, no permit

work has been completed

to
date.

The proposed

mine is

located

in an

area with

a long

history of

coal mining,

with numerous
permitted

operations

in

close

proximity.

Coal

mining

permits

are

routinely

obtained;

a

two-

to
three-year

lead

time

is

recommended.

Estimated

expenditures

for

mine

closure

and

site
reclamation are included in the financial model for each mine or plant site.
Infrastructure for Fallowfield

will resemble that shown in
Figure 13-1

for Pangburn.
14
Processing and Recovery Methods
14.1

Description or Flowsheet
Due

to

the

projected

starting

date

for

the

Mon

Valley

Complex,

only

preliminary

design

of
preparation

plant

or

associated

material

handling

facilities

has

been

initiated

to

date.

Coal
processing

is

a

well

understood

science—it

is

anticipated

that

typical

coal

sizing,

cleaning

and
dewatering

equipment

will

be

utilized

for

processing

of

run-of-mine

coal

at

Pangburn,

including
combinations of

vibratory screens,

classifying cyclones, heavy

media baths, heavy

media cyclones,
spirals,

froth

flotation,

and

drain-and-rinse

screens,

screen-bowl

centrifuges,

among

others.

No
novel technologies will be required to process run-of-mine

material.

14.2

Requirements for Energy,

Water,

Material and Personnel
The Mon Valley property has sources of water,

power,

personnel, and supplies readily available for
use.

Personnel

have

historically

been

sourced

from

the

surrounding

communities

in

Allegheny,
Washington, and

Westmoreland Counties, and have

proven to be adequate

in numbers to operate
the mines.

As mining is common in the surrounding

areas, the workforce

is generally familiar

with
mining practices, and

many are experienced

miners.

Water is

expected to be

sourced locally from
nearby public

water

sources or

rivers.

Electricity is

anticipated

to be

sourced from

West

Penn
or
Duquesne

Light.

The

service

industry

in

the

areas

surrounding

the

proposed

mine

complex

has
historically

provided

supplies,

equipment

repairs

and

fabrication,

etc.

Barge

transport

on

the

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 42
Monongahela River/Ohio River

system will

serve as the main means

of product transport from

the
mine,

and

currently

serve

as

a

means

of

coal

transportation

for

neighboring

Pittsburgh

seam
operations.
15
Infrastructure
Due

to

the

projected

starting

date

for

the

Mon

Valley

mines,

only

conceptual

design

of
infrastructure and surface facilities has been completed

to date.

The proposed Pangburn mine will be located approximately 1.6 kilometers south of the community of Elizabeth, PA.

Main paved roads exist both

east and west of

the site.

The proposed dock, located
on the western boundary of the proposed Pangburn permit area, is currently used for bulk material transhipment.

The area

has hosted

both industrial

and residential

development

for

an extensive
time period.

No extraordinary measures or expenses will be

required to establish infrastructure

or
utilities at the Pangburn site.

The Shaner

mine will

be located approximately 1.6

kilometers north of

the community

of Sutersville,
PA,

between the Youghiogheny

and Monongahela Rivers.

Numerous improved

roads traverse

the
Property.

An additional

shaft and

slope will

be required

to access

Upper Freeport

seam reserves
west of the Monongahela

River,

accessed across the 1
st

Street bridge and Douglass

Run Road.

The
immediate

vicinity

of

the

proposed

Shaner

surface

facilities

is

well

developed;

no

extraordinary
measures or expenses will be required to establish

infrastructure or utilities at the Shaner site.
The

Fallowfield

property

boundary

is

traversed

by

the

4-lane

limited-access

Mon-Fayette
Expressway in addition

to numerous improved

roads.

Previous mining and

coal preparation facilities
have

existed

in

the

immediate

vicinity

of

the

proposed

Fallowfield

surface

facilities.

No
extraordinary

measures

or

expenses

will be

required

to

establish

infrastructure

or utilities

at

the
Fallowfield site.

Due to the

projected starting

date for

the Fallowfield

mine, no detailed

design of
infrastructure or surface facil

ities has been completed to date.

A CSX

rail line

and loadout on

the Monongahela

River as

well as

barge transportation

on the

river
are expected to serve as the primary means of transport for produced coal.

16
Market Studies
16.1

Market Description
The quality

characteristics for

the subject

coal resources

and coal

reserves have

been reviewed

in
detail

by MM&A.

The drill

hole data

were

utilized to

develop

average

coal quality

characteristics
for

the mining

site.

These average

coal

quality characteristics

were

then utilized

as the

basis for
determining the various markets into which the saleable coal will likely be placed.

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 43
Table 16-1:

Quality Specifications by Product
1
The projected quality specifications for the Mon Valley

products are as shown in
Table 16-1 .

HVB
Moisture (%) 7.50
Ash (%) 7.50
Sulfur (%) 1.2
Volatile Matter (%) 35
Btu/lb. N/A
Fluidity (ddpm) 26,000
MMR (%) 0.98
CSR 55
FSI 7.50
Note:

All Specs are dry basis except Moisture.

Life-of-mine sulfur for
Pangburn is an estimated 1.21%; however, overall Mon Valley
Complex reserve average is 1.36% sulfur.
All of the mine production is projected to serve the metallurgical markets.

The metallurgical coal is
marketed

as a

high-volatile (typically

greater

than 31

percent

volatile matter

content) product

on
both the domestic and export markets.
16.2

Price Forecasts
Coronado provided MM&A with price forecasts

for its proposed Mon Valley

operations in terms of
2025

(January)

real

dollars.

MM&A

applied

a

2%

annual

inflation

rate

to

the

Coronado

price
forecast

in order

to

estimate

revenues

in nominal

dollars.

Customer

coal

pricing is

derived

from
market

observed forward

estimates based

on global

economic supply

and demand

analysis which
is

applied

to

mine plan

sales

volumes

and

product

mix

and

is supplemented

with

Coronado’s

in-
house knowledge of applicable rail transportation charges, ocean freight charges and port charges.

MM&A extrapolated the provided

data for the greenfield

Mon Valley

operations.

Concurrent with
aforementioned

quality

parameters

in

the

preceding

section,

production

from

the

proposed
operations is assumed to

be sold in high volatile domestic

and export coal markets

with respective
percentages of 66

percent and 34 percent.

The pricing data assumes a

blended HVB domestic and
export FOB-mine nominal price

of $183 per

metric tonne for calendar

year 2030.

HVB domestic and
export prices respectively are increased by 2% annual inflation thereafter.
16.3

Contract Requirements
Some contracts are necessary for successful marketing of the coal.

For Mon Valley, since all mining,
preparation

and marketing

is expected

to be done

in-house, the remaining

contracts

required will
be:
>
Transportation

– The Mine is expected

to contract with

barge transportation

companies or
with

CSX

Railroad

to

transport

the

coal

to

either

of

the

domestic

customers

ports

for
overseas shipments.
1

The Coronado pricing forecast was provided to MM&A in real 2025 (January) dollars based on sales price information from AME Group adjusted for transportation costs to an FOB Mine basis.

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 44
2
>
Handling

–

Contracts

for

loading

vessels

for

export

sales

will

be

necessary.

These

are
expected to be handled by annual negotiations based on projected shipments.
>
Sales
– Sales

contracts are expected to

be a

mix of

spot and

contract sales.

With the

volatility
of the market, long-term contracts are

not expected to be written.
17
Environmental Studies, Permitting and Plans,
Negotiations or Agreements with Local Individuals

17.1

Results of Studies
MM&A

is not

aware

of any

Phase

I Environmental

Site

Assessment

(
ESA
) completed

on the

Mon
Valley property on behalf

of Coronado.

Coronado reports not

having conducted such

a study.

Based
on our experience

with Coronado,

it is the

QPs’ opinion that

Coronado has a

generally typical

coal
industry

record

of

compliance

with

applicable

mining,

water

quality,

and

environmental

laws.

Estimated

costs

for

mine closure,

including water

quality monitoring

during site

reclamation,

are
included in the financial models.
17.2

Requirements and Plans for Waste

Disposal
A

study

completed

on

behalf

of

Coronado

has

identified

a

Preferred

Site

for

refuse

disposal

at
Pangburn

with

capacity

of

22.6

million

cubic

meters.

Estimated

requirements

for

Pangburn

and
Shaner combined is 29.7 million tonnes or approximately

13.2 million cubic meters.

Permitting for
such a facility is anticipated to be achievable.
17.3

Permit Requirements and Status
All

mining

operations

are

subject

to

federal

and

state

laws

and

must

obtain

permits

to

operate
mines, coal preparation and related facilities,

haul roads, and other incidental surface disturbances
necessary for

mining to

occur.

Permits

generally

require

that

the

permittee

post

a

performance
bond in

an amount

established by the

regulatory program to provide

assurance that any

disturbance
or liability

created during

mining operations

is properly

restored

to an

approved post-mining

land
use and

that all

regulations and

requirements

of the

permits are

fully satisfied

before

the bond

is
returned

to

the

permittee.

Significant

penalties

exist

for

any

permittee

who

fails

to

meet

the
obligations

of

the

permits

including

cessation

of

mining

operations,

which

can

lead

to

potential
forfeiture

of the bond.

Any company,

and its directors,

owners, and

officers, which

are subject to
bond forfeiture can be denied future permits under the program.
The refuse disposal

area will receive

combined coarse refuse

from the proposed

preparation plant
by conveyor belts.

The fine material will be

processed by filter press technology where the

majority
2

Monitored under the Applicant Violator System (AVS) by the Federal Office of Surface Mining.

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 45
of the water is removed.

The filter cake material will be placed on the refuse conveyor for disposal
with the coarse portion of the refuse material.
New permits

or permit

revisions will occasionally

be necessary

to facilitate the

expansion or

addition
of new

mining areas

on the

properties, such

as amendments

to existing

permits and

new permits
for mining

of reserve

areas.

Exploration permits

are also

required.

Property under

lease includes
provisions

for

exploration

among

the

terms

of

the

lease.

New

or

modified

mining

permits

are
subject

to

a

public

advertisement

process

and

comment

period,

and

the

public

is

provided

an
opportunity

to

raise

objections

to

any

proposed

mining

operation.

MM&A

is

not

aware

of

any
specific

prohibition

of

mining

on

the

subject

property

and

given

sufficient

time

and

planning,
Coronado should

be able

to secure

new permits

to maintain

its planned mining

operations within
the context

of current

regulations.

Portions of

the properties are

located near

local communities.

Regulations prohibit

mining activities within 91

meters of a

residential dwelling, school,

church, or
similar structure

unless written

consent is

first obtained

from the

owner of

the structure.

Where
required, such consents

have been obtained

where mining is

proposed beyond the

regulatory limits.
MM&A

is

unaware

of

any

obvious

or

current

Coronado

permitting

issues

that

are

expected

to
prevent the issuance of future

permits.

Coronado, along with all

coal producers, is subject to

a level
of uncertainty regarding future clean

water permits due to
United States Environmental Protection
Agency ( EPA )

and
United States Fish and Wildlife ( USFW )

involvement with state programs.

17.4

Local Plans, Negotiations or Agreements
MM&A found

no indication

of requirements

for agreements

beyond the

scope of Federal

or State
Regulations.
MM&A identified

local zoning

requirements from Forward

Township in Allegheny County

for surface
areas of

the proposed

Pangburn mine.

Additionally,

local floodplain

permits and building

permits
will be required.
17.5

Mine Closure Plans
Applicable

regulations

require

that

mines

be

properly

closed,

and

reclamation

commenced
immediately

upon

abandonment.

In

general,

site

reclamation

includes

removal

of

structures,
backfilling, regrading, and revegetation of disturbed areas.

Sediment control is required during the
establishment of vegetation, and

bond release generally requires

a minimum

five-year period of

site
maintenance, water sampling, and

sediment control following

mine completion.

This requirement
is

reduced

to

two

years

for

certain

operations

involving

re-mining.

Reclamation

of underground
mines includes

closure and

sealing of

mine openings

such as

portals and

shafts in

addition to

the
items listed above.

Estimated

costs

for

mine closure,

including water

quality monitoring

during site

reclamation,

are
included in the financial

model.

As with all

mining companies, an accretion

calculation is performed
annually

so the

necessary Asset

Retirement

Obligations

(
ARO
) can

be shown

as

a Liability

on the
Balance Sheet.

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 46
Figure 18-1:

CAPEX
17.6

Qualified Person’s Opinion
The QPs know

of no reason that any permits that may be required cannot be obtained.

Estimated expenditures for site

closure and

reclamation are included

in the

financial model

for these
sites.
18
Capital and Operating Costs
18.1

Capital Cost Estimate
The production sequence selected for

a property must consider the proximity

of each reserve area
to

coal

preparation

plants,

river

docks

and

railroad

loading

points,

along

with

suitability

of
production equipment to coal seam conditions.

The in-place infrastructure was evaluated, and any
future needs were planned to a level suitable for a Preliminary Feasibility Study and included in the
Capital Forecast.
MM&A

developed

capital

spending

estimates

for

the

proposed

operations

in

the

Mon

Valley
Complex.

MM&A’s

capital schedules assume that major equipment rebuilds occur over the course of each

machine’s remaining assumed operating

life.

Replacement equipment was

scheduled based
on MM&A’s

experience and

knowledge of

mining equipment

and industry

standards with

respect
to the useful life of such equipment.

A summary of the estimated capital for the Property is provided in
Figure 18-1

below.

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 47
Table 18-1:

Estimated Coal Production Taxes

and Sales Costs
18.2

Operating Cost Estimate
Coronado

provided

a

historical

summary

of

operating

costs

for

similar

operations

for

MM&A’s
review.

MM&A used the historical and/or budget cost information

as a reference and developed a
personnel

schedule

for

the

mine.

Hourly

labor

rates

and

salaries

were

based

upon

information
contained in Coronado’s financial summaries.

Fringe benefit costs were developed

for vacation and
holidays,

federal

and

state

unemployment

insurance,

retirement,

workers’

compensation

and
pneumoconiosis,

casualty

and

life

insurance,

healthcare,

and

bonuses.

A

cost

factor

for

mine
supplies was developed that

relates expenditures

to mine advance rates

for roof

control costs

and
other

mine

supply

costs

experienced

at

underground

mines.

Other

factors

were

developed

for
maintenance and repair costs, rentals, mine power,

outside services and other direct mining costs.

Other

cost

factors

were

developed

for

coal

preparation

plant

processing,

refuse

handling,

coal
loading, property

taxes,

and insurance

and bonding.

Appropriate

royalty

rates

were

assigned for
production from leased coal lands and sales

taxes were calculated

for federal black

lung excise tax,
and

federal

reclamation

fees.

There

are

currently

no

state

coal

severance

or

reclamation

taxes
required in Pennsylvania.
Mandated Sales Related Costs such as Black Lung Excise are

summarized in

Table 18-1.
Description of Tax or Sales Cost Basis of Assessment Cost
Federal Black Lung Excise Tax

- Underground
Per Tonne
$1.21

Federal Reclamation Fees – Underground Per Tonne
$0.13

Royalties – Underground Percentage of Revenue 7%
Note:

1.

Federal black lung excise tax is paid only on coal sold domestically.

MM&A assumed 67% of total coal sales to be
domestic in the economic analysis discussed below.
A summary of the projected Operating Costs is in Table 18-2 .

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 48
Table 18-2:

Mon Valley Operating Costs
Financial model includes 0.9 million tonnes of inferred

coal production.

Inferred coal represents 0.6% of

the total production, and none

of this coal was included in
the estimate of reserves.
19
Economic Analysis
19.1

Assumptions, Parameters and Methods
A pre-feasibility LOM plan

was prepared by

MM&A for

the proposed Mon

Valley operations.

MM&A
prepared

mine

projections

and

production

timing

forecasts

based

on

coal

seam

characteristics.

Production

timing was

carried out

from 2034

to depletion

(exhaustion)

of the

coal reserve

areas,
which

is

projected

for

the

year

2102.

All

costs

and

prices

are

based

on

year-end

2024

nominal
United States dollars.
The Mine

plan, productivity

expectations and cost

estimates generally reflect

historical performance
by

Coronado

and

efforts

have

been

made

to

adjust

plans

and

costs

to

reflect

future

conditions.

MM&A is confident

that the mine

plan and

financial model

are reasonably representative to provide
an accurate estimation of coal reserves.
Capital

schedules were

developed by

MM&A for

mine development,

infrastructure,

and on-going
capital

requirements

for

the

life

of the

mine.

Staffing

levels

were

prepared,

and operating

costs
estimated

by

MM&A.

MM&A

utilized

historical

cost

data

provided

by

Coronado

and

its

own
knowledge and experience to estimate direct and indirect operating costs.

The

preliminary

feasibility

financial

model,

prepared

for

this

TRS,

was

developed

to

test

the
economic viability of

the coal reserve

area.

The results of

this financial model

are not intended

to
represent

a

bankable

feasibility

study,

required

for

financing

of

any

current

or

future

mining
operations,

but

are

intended

to

prove

the

economic

viability

of the

estimated

coal

reserves.

All

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 49
costs and prices are based on year-end 2024 nominal United States dollars assuming a 2% inflation
rate.
On an unlevered basis, the NPV of the project cash flows after taxes was estimated for the purpose
of

classifying

coal

reserves.

The

project

cash

flows,

excluding

debt

service,

are

calculated

by
subtracting direct

and indirect

operating expenses

and capital

expenditures from

revenue.

Direct
costs include labor, drilling and

blasting, operating supplies,

maintenance and repairs,

facilities costs
for

materials

handling,

coal

preparation,

refuse

disposal,

coal

loading,

sampling

and

analysis
services,

reclamation

and

general

and

administrative

costs.

Indirect

costs

include

statutory

and
legally

agreed

upon

fees

related

to

direct

extraction

of

the

mineral.

The

indirect

costs

are

the
Federal

black

lung

tax,

Federal

reclamation

taxes,

property

taxes,

local

transportation

prior

to
delivery

at

rail

or

barge

loading

sites,

coal

production

royalties,

sales

and

use

taxes,

and

income
taxes.

Coronado’s historical

costs provided a useful reference

for MM&A’s

cost estimates.
Sales revenue is based on

the metallurgical coal price information provided to MM&A

by Coronado.
Projected

debt

service

is

excluded

from

the

P&L

and

cash

flow

model

in

order

to

determine
Enterprise Value.
The financial model expresses coal sales prices, operating costs, and capital expenditures in current day

dollars

without

adjustment

for

inflation.

Capital

expenditures

and

reclamation

costs

are
included based

on engineering

estimates for

each mine

by year.

The Coronado

division’s

existing
allocations of administrative costs are

continued in the future projections.
Coronado will pay royalties for the various current and projected operations.

The royalty rates vary
by

mining method

and location.

The

royalty

rates

for

Mon

Valley

are estimated

to be

7% of

the
sales revenue.
The

projection

model

also

includes

consolidated

income

tax

calculations

at

the

Coronado

level,
incorporating statutory

depletion calculations, as well

as state income

taxes, and a

federal tax rate
of

21%.

To

the

extent

the

mine

generates

net

operating

losses

for

tax

purposes,

the

losses

are
carried over to offset future taxable

income.

The terms “cash flows” and “project cash flows” used
in this report refer to after tax

cash flows.
Consolidated cash flows are driven by annual sales tonnage, which grows from 0.4 million tonnes in
2034 to

a peak of

3.8 million tonnes

in 2062.

Between years

2063 and 2092,

sales range

from 1.5
million to 2.7

million tonnes and between

years 2093-2102,

sales range from

0.4 million tonnes

to
1.3 million tonnes.

Projected consolidated

revenue grows

from $79.3 million

in 2034 to

a peak of
$1.3 billion in 2062.

Revenue totals $54.2 billion for the project’s

life.
Consolidated cash flow from operations is positive throughout the projected operating period, with the

exception

of post

-production

years,

due to

end-of-mine

reclamation

spending.

Consolidated
cash flow from operations peaks at $548.1 million in 2063

and totals $13.2 billion over the project’s

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 50
Figure 19-1:

Cash Costs per Tonne
Table 19-1:

Life-of-Mine Tonnage,

P&L before Tax,

and EBITDA ($000)
life.

Capital

expenditures

total

$577.5 million

during the

first

five

years

and $4.6

billion over

the
project’s life.

Coal

price

forecasts

for

coal

products

were

prepared

by

Coronado

for

its

active

operations

and
modified

appropriately

by

MM&A

for

its

greenfield

operations.

Such

prices

were

used

for

the
revenue input into the

financial model.

Sales variable costs such

as production royalties were based
upon the revenue input.
19.2

Results
The pre-feasibility financial model (+/- 20 percent in accuracy) prepared for the TRS was developed
to

test

the

economic

viability

of

each

coal

resource

area.

A

5%

operating

cost

contingency

was
included in the economic analysis.

The results of this financial model are not

intended to represent
a

bankable

feasibility

study,

as

may

be

required

for

financing

of

any

current

or

future

mining
operations

contemplated

but

are

intended

to

prove

the

economic

viability of

the

estimated

coal
reserves.

Optimization of the LOM plan was outside the scope of the engagement.
Figure 19-1

shows the annual variance of cash costs per ton.

Table 19-1

shows LOM tonnage, P&L,
and EBITDA for each proposed Coronado mines in Mon Valley

.
As

shown

above,

the

mines’ average

cash

cost

ranges

between

approximately

$94

and

$381

per
tonne for most of the operating period.

LOM LOM P&L LOM EBITDA

Tonnes Pre Tax P&L Per Tonne EBITDA Per Tonne
Pangburn 14,376 $1,001,943 $69.70 $1,697,280 $118.07
Fallowfield 72,640 $15,451,190 $212.71 $18,439,578 $253.85
Shaner 48,294 $5,811,033 $120.33 $7,227,685 $149.66
Consolidated PA Deep Mines 135,309 $22,264,166 $164.54 $27,364,543 $202.24

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Northern Appalachian Coal Basin
Pennsylvania, USA
M
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M
ILLER
& A
SSOCIATES
, I
NC
. 51
Table 19-2:

Summary of Mon Valley Key Financial Performance Metrics (2025-2032)
Table 19-3:

Project Cash Flow Summary ($000)
*
Note:

*Financial model includes 0.9

million tonnes of

inferred coal

production.

Inferred coal

represents 0.6%
of the total production, and none of this coal was included in the estimate of reserves.
As

shown

in
Table

19-1,

the

mines

show

positive

EBITDA

over

the

LOM.

Overall,

Coronado’s
consolidated operations show positive LOM P&L and LOM EBITDA of $22.3 billion and $27.4 billion, respectively.

A summary of

the key

financial performance

metrics projected

for years

is provided
below in Table 19-2 .

YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 YE 12/31 Remaining

Total 2025 2026 2027 2028 2029 2030 2031 2032
LOM
Average
ROM Production Tonnes 198.7 - - - - - - - - 2.9
Yield 68.10% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 68.10%
Saleable Production Tonnes 135.311 - - - - - - - - 2.0

Thermal Tonnes - - - - - - - - - -
Domestic Met Tonnes 89.3 - - - - - - - - 1.3
Export Met Tonnes 46.0 - - - - - - - - 0.7

Total Saleable Tonnes
135.3 - - - - - - - - 2.0

Cash Costs per Tonne:
Mining Costs $140.98 $- $- $- $- $- $- $- $- $140.95
Processing and Transport $46.44 $- $- $- $- $- $- $- $- $46.44
Sales Related Costs $1.97 $- $- $- $- $- $- $- $- $1.97
G&A $8.55 $- $- $- $- $- $- $- $- $8.55

Total Cash Costs
$197.95 $- $- $- $- $- $- $- $- $197.92
Financial model includes 0.9 million tonnes of inferred coal production.

Inferred coal represents 0.6% of the total production, and none of this coal was included in the estimate of reserves.
After-Tax

Cash Flows

were developed

in order

to calculate

the NPV

for

this Property.

The NPV

is
estimated to be $365.2 million at a discount

rate of 10.0%.

A summary of the Mon Valley after

-tax
cash flow is shown in Table 19-3 .

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

Total 2029 2030 2031 2032 2033
Production & Sales tonnes 135,311 - - - - -
Total Revenue $54,217,512 $- $- $- $- $-
EBITDA $19,078,473 $(414) $(414) $(414) $(414) $(414)
Net Income $8,903,194 $(414) $(414) $(414) $(414) $(414)
Net Cash Provided by Operating Activities $13,239,648 $(414) $(414) $(414) $(414) $(350)
Purchases of Property, Plant, and

Equipment
$(4,647,025) $- $(8,250) $(8,415) $(24,704) $(273,555)
Net Cash Flow $8,592,623 $(414) $(8,664) $(8,829) $(25,118) $(273,906)

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2034 2035 2036 2037 2038 2039
Production & Sales tonnes 399 1,810 1,875 1,958 2,029 2,030
Total Revenue $79,282 $366,666 $387,412 $412,680 $436,217 $445,145
EBITDA $35,796 $196,777 $209,669 $227,924 $244,496 $249,573
Net Income $(53,067) $102,419 $101,859 $98,930 $109,760 $122,026
Net Cash Provided by Operating Activities $28,730 $162,382 $190,145 $189,316 $202,913 $216,538
Purchases of Property, Plant, and

Equipment
$(262,604) $(7,460) $(1,522) $(27,296) $(23,519) $(262,002)
Net Cash Flow $(233,874) $154,922 $188,623 $162,019 $179,394 $(45,464)

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 52

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2040 2041 2042 2043 2044 2045
Production & Sales tonnes 2,062 1,960 1,762 2,366 1,804 1,724
Total Revenue $461,123 $447,041 $410,110 $561,625 $436,776 $425,809
EBITDA $254,512 $237,671 $202,962 $300,954 $217,064 $206,991
Net Income $99,744 $116,231 $79,703 $147,739 $115,268 $98,959
Net Cash Provided by Operating Activities $229,092 $214,843 $183,561 $231,503 $164,820 $168,438
Purchases of Property, Plant, and

Equipment
$(263,478) $(16,669) $(18,282) $(25,057) $(10,304) $(16,791)
Net Cash Flow $(34,385) $198,174 $165,280 $206,446 $154,517 $151,647

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2046 2047 2048 2049 2050 2051
Production & Sales tonnes 1,717 1,641 1,719 1,657 1,582 1,704
Total Revenue $432,429 $421,700 $450,550 $442,864 $431,424 $474,010
EBITDA $209,791 $199,668 $218,740 $210,950 $200,189 $229,519
Net Income $109,235 $125,481 $135,639 $128,177 $119,731 $137,374
Net Cash Provided by Operating Activities $175,229 $169,443 $172,211 $172,439 $164,896 $180,950
Purchases of Property, Plant, and

Equipment
$(183,092) $(41,108) $(3,860) $(6,621) $(26,682) $(48,526)
Net Cash Flow $(7,862) $128,335 $168,351 $165,818 $138,214 $132,424

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2052 2053 2054 2055 2056 2057
Production & Sales tonnes 1,656 1,732 1,702 1,596 1,642 1,750
Total Revenue $469,737 $500,987 $502,158 $480,426 $504,251 $548,078
EBITDA $223,706 $244,656 $243,162 $224,519 $239,762 $269,396
Net Income $132,254 $169,667 $166,867 $147,814 $157,576 $185,889
Net Cash Provided by Operating Activities $184,307 $191,724 $190,913 $181,164 $187,867 $210,350
Purchases of Property, Plant, and

Equipment
$(30,848) $(5,436) $(25,468) $(45,971) $(26,190) $(119,406)
Net Cash Flow $153,459 $186,288 $165,445 $135,193 $161,677 $90,944

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2058 2059 2060 2061 2062 2063
Production & Sales tonnes 1,751 2,609 3,582 3,732 3,839 3,762
Total Revenue $559,349 $850,162 $1,190,458 $1,265,263 $1,327,328 $1,326,936
EBITDA $275,120 $407,271 $586,059 $632,744 $672,887 $666,426
Net Income $217,179 $209,252 $332,754 $359,201 $390,791 $370,382
Net Cash Provided by Operating Activities $240,860 $333,685 $454,927 $510,460 $541,026 $548,053
Purchases of Property, Plant, and

Equipment
$(678,147) $(109,461) $(43,508) $(48,400) $(26,508) $(155,829)
Net Cash Flow $(437,287) $224,223 $411,419 $462,059 $514,517 $392,225

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2064 2065 2066 2067 2068 2069
Production & Sales tonnes 3,494 3,390 3,460 3,398 2,967 2,826
Total Revenue $1,256,936 $1,244,045 $1,294,975 $1,297,104 $1,155,433 $1,122,495
EBITDA $607,576 $595,996 $630,199 $625,613 $564,989 $551,562
Net Income $336,466 $406,408 $423,822 $416,201 $358,898 $345,043
Net Cash Provided by Operating Activities $516,545 $485,979 $490,065 $494,057 $462,496 $445,636
Purchases of Property, Plant, and

Equipment
$(66,328) $(28,627) $(69,066) $(71,120) $(143,513) $(64,336)
Net Cash Flow $450,217 $457,352 $420,999 $422,938 $318,983 $381,300

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 53

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2070 2071 2072 2073 2074 2075
Production & Sales tonnes 2,472 2,318 2,178 1,496 2,041 1,993
Total Revenue $1,001,397 $958,026 $918,146 $643,346 $895,115 $891,553
EBITDA $493,499 $454,337 $435,379 $278,459 $453,642 $452,262
Net Income $302,929 $275,108 $255,212 $175,627 $292,364 $300,893
Net Cash Provided by Operating Activities $410,405 $376,042 $357,251 $194,887 $309,259 $349,039
Purchases of Property, Plant, and

Equipment
$(137,435) $(43,625) $(50,653) $(30,147) $(50,309) $(33,106)
Net Cash Flow $272,970 $332,417 $306,598 $164,740 $258,950 $315,933

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2076 2077 2078 2079 2080 2081
Production & Sales tonnes 1,822 2,098 2,055 2,107 1,883 2,129
Total Revenue $831,108 $885,574 $885,039 $925,369 $843,498 $972,754
EBITDA $408,973 $443,234 $440,344 $468,525 $409,101 $496,878
Net Income $269,829 $310,418 $301,897 $314,978 $270,661 $340,136
Net Cash Provided by Operating Activities $326,355 $333,371 $340,618 $354,358 $324,592 $361,898
Purchases of Property, Plant, and

Equipment
$(3,360) $(3,428) $(48,558) $(90,449) $(17,249) $(7,420)
Net Cash Flow $322,994 $329,943 $292,060 $263,909 $307,344 $354,478

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2082 2083 2084 2085 2086 2087
Production & Sales tonnes 1,937 1,723 2,242 1,568 2,285 1,637
Total Revenue $902,725 $819,404 $1,087,107 $775,718 $1,152,825 $842,691
EBITDA $444,597 $377,531 $562,562 $348,380 $603,064 $376,611
Net Income $299,765 $237,856 $369,184 $214,232 $412,360 $239,325
Net Cash Provided by Operating Activities $346,978 $299,310 $391,580 $304,546 $409,102 $328,044
Purchases of Property, Plant, and

Equipment
$(29,013) $(80,102) $(42,804) $(10,602) $(25,624) $(43,916)
Net Cash Flow $317,965 $219,207 $348,776 $293,943 $383,478 $284,128

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2088 2089 2090 2091 2092 2093
Production & Sales tonnes 1,982 1,477 1,857 1,616 1,993 1,305
Total Revenue $1,040,643 $790,889 $1,013,949 $900,067 $1,132,616 $756,553
EBITDA $511,439 $340,615 $480,274 $401,778 $557,284 $286,344
Net Income $332,906 $198,408 $308,981 $249,785 $365,043 $159,641
Net Cash Provided by Operating Activities $363,209 $291,528 $339,221 $320,748 $394,096 $269,967
Purchases of Property, Plant, and

Equipment
$(47,666) $(71,309) $(28,131) $(38,029) $(4,613) $(42,204)
Net Cash Flow $315,543 $220,218 $311,090 $282,719 $389,483 $227,763

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2094 2095 2096 2097 2098 2099
Production & Sales tonnes 1,637 1,612 1,747 1,355 1,731 1,752
Total Revenue $967,735 $971,940 $1,074,180 $850,050 $1,107,511 $1,143,656
EBITDA $435,924 $429,990 $500,125 $311,894 $511,092 $537,945
Net Income $261,868 $250,705 $310,266 $172,199 $315,429 $366,039
Net Cash Provided by Operating Activities $305,300 $329,062 $367,717 $274,694 $353,449 $292,421
Purchases of Property, Plant, and

Equipment
$(94,263) $(83,093) $(4,993) $(5,093) $(50,900) $(88,377)
Net Cash Flow $211,037 $245,970 $362,723 $269,600 $302,549 $204,044

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 54
Figure 19-2:

Sensitivity of NPV

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2100 2101 2102 2103 2104 2105
Production & Sales tonnes 1,407 896 393 - - -
Total Revenue $936,832 $608,548 $271,960 $- $- $-
EBITDA $393,133 $241,552 $96,213 $- $- $-
Net Income $242,696 $134,884 $49,295 $- $- $-
Net Cash Provided by Operating Activities $289,446 $195,972 $(133,044) $- $- $-
Purchases of Property, Plant, and

Equipment
$(14,269) $(5,513) $(2,812) $- $- $-
Net Cash Flow $275,177 $190,458 $(135,856) $- $- $-
Financial model includes 0.9 million tonnes of inferred coal production.

Inferred coal represents 0.6% of the total

production,
and none of this coal was included in the estimate of reserves.
19.3

Sensitivity
Sensitivity

of the

NPV

results

to

changes

in

the

key

drivers

is presented

in the

chart below.

The
sensitivity study shows

the NPV at

the 10.0% discount rate

when Base Case sales

prices, operating
costs, and capital costs are increased and decreased in increments of 5% within a +/- 15% range.
As shown, NPV is quite sensitive to changes in sales price and operating cost estimates, and slightly sensitive to changes in capital cost estimates.
20
Adjacent Properties
20.1

Information Used
No Proprietary information associated with neighboring properties was used as part of this study.

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 55
21
Other Relevant Data and Information
MM&A

performed

a

previous

audit of

the

Property

in

2017 for

Coronado

based

on

SEC

Industry
Guide

7

standards.

MM&A

has

subsequently

conducted

Joint

Ore

Reserve

Committee

(
JORC )
compliant resource and reserve

assessments of the

Mon Valley assets as

of:

(1) December 31,

2017,
(2) December 31, 2020, (3) December 31,

2021, (4) December 31, 2022 and (5) December

31, 2023.

By assignment, the JORC

assessment included a

preliminary feasibility level study of

the subject coal
reserves, encompassing detailed mine planning and

cost analysis through depletion of Mon

Valley’s
JORC-compliant

coal

reserves.

MM&A utilized

these former

preliminary

feasibility

studies

as the
basis

of

an

updated

study

which

meets

those

standards

set

forth

by

the

JORC

Code

and

SEC

in
Regulation S-K 1300.
22
Interpretation and Conclusions
22.1

Conclusion
Sufficient data

has been obtained

through various

exploration and

sampling programs

and mining
operations

to

support

the

geological

interpretations

of

seam

structure

and

thickness

for

coal
horizons

situated

on the

Property.

The data

is of

sufficient

quantity

and reliability

to

reasonably
support the coal resource and coal reserve estimates in this TRS.
The

geological

data

and

preliminary

feasibility

study,

which

consider

mining

plans,

revenue,

and
operating

and

capital

cost

estimates

are

sufficient

to

support

the

classification

of

coal

reserves
provided herein.
This geologic evaluation conducted in conjunction with the preliminary feasibility study is sufficient to conclude that the 134.4

Mt of marketable underground

coal reserves identified on the Property
are

economically

mineable under

reasonable

expectations

of market

prices for

metallurgical

coal
products, estimated operation costs,

and capital expenditures.
22.2

Risk Factors
Risks have

been identified

for

operational,

technical and

administrative

subjects addressed

in the
Pre-Feasibility

Study.

A risk

matrix has

been constructed

to present

the risk

levels for

all the

risk
factors identified and quantified in

the risk assessment process.

The risk matrix and

risk assessment
process

are

modeled

to

that

presented

in

the

Australian

and

New

Zealand

Standard

on

Risk
Management (AS/NZS 4360).

The

purpose

of

the

characterization

of

the

project

risk

components

is

to

inform

the

project
stakeholders

of

key

aspects

of

the

Coronado

projects

that

can

be

impacted

by

events

whose
consequences can affect

the success of the venture.

The significance of an impacted

aspect of the
operation

is

directly

related

to

both

the

probability

of

occurrence

and

the

severity

of

the

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 56
consequences.

The initial risk for

a risk factor

is herein defined

as the risk level

after the potential
impact

of

the

risk

factor

is

addressed

by

competent

and

prudent

management

utilizing

control
measures readily available.

Residual risk for a risk factor is herein defined as the risk level following
application

of

special

mitigation

measures

if

management

determines

that

the

initial

risk

level

is
unacceptable.

Initial risk and residual risk can be quantified numerically,

derived by the product of
values assigned to probability and consequence ranging from very low risk to very high risk.

The probability and consequence

parameters are subjective numerical estimates made

by practiced
mine engineers and

managers.

Both are

assigned values

from 1 to

5 for which

the value

1 represents
the

lowest

probability

and least

consequence,

and the

value

5 represents

the highest

probability
and greatest

consequence.

The products

which define

the Risk Level,

are classified

from very

low
to very high.

Risk Level Table

(R = P x C)
Risk Level (R)
Very Low (1 to 2)
Low (3 to 5)
Moderate (6 to 11)
High (12 to 19)
Very High (20 to 25)
Risk aspects

identified and

evaluated

during this

assignment total

13.

No residual

risks are

rated
Very High.

Four (4) residual risks are rated High.

Six (6) of the risk aspects could be associated with
Moderate residual risk.

Three (3) of the risk aspects

were attributed Low or Very Low residual risks.

22.2.1

Governing Assumptions
The listing of the aspects is

not presumed to be exhaustive.

Instead that listing is

presented based
on the experiences of the contributors to the TRS.

1.

The probability and consequence ratings are subjectively assigned, and it is assumed that this subjectivity reasonably reflects the condition of the active and projected mine operations.
2.

The Control Measures shown in the matrices presented in this chapter are not exhaustive.

They represent a condensed collection of activities that the author of the risk assessment section has observed to be effective in coal mining scenarios.

3.

Mitigation Measures listed for each

risk factor of the operation are not exhaustive.

The
measures listed, however,

have been observed by the author to be effective.

4.

The monetary values used in ranking the consequences are generally-accepted quantities for
the coal mining industry.

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 57
22.2.2

Limitations
The risk assessment proposed in

this report is subject to

the limitations of the information currently
collected, tested, and interpreted

at the time of the writing of the report.
22.2.3

Methodology
The

numerical

quantities

(i.e.,

risk

levels)

attributable

to

either

“initial”

or

“residual”

risks

are
derived

by the

product

of values

assigned to

probability

and consequence

ranging

from

very low
risk to very high risk.
R = P x C
Where: R = Risk Level
P = Probability of Occurrence
C = Consequence of Occurrence
The Probability (P) and

Consequence (C) parameters recited in the

formula are subjective numerical
estimates

made

by

practiced

mine

engineers

and

managers.

Both

P

and

C

are

assigned

integer
values

ranging

from

1

to

5

for

which

the

value

1

represents

the

lowest

probability

and

least
consequence,

and the

value 5

represents

the highest

probability

and greatest

consequence.

The
products (R = P x C) which define the Risk Level, are

thereafter classified from very low to very high.
Risk Level Table
Risk Level (R)
Very Low (1 to 2)
Low (3 to 5)
Moderate (6 to 11)
High (12 to 19)
Very High (20 to 25)
Very

high

initial

risks

are

considered

to

be

unacceptable

and

require

corrective

action

well

in
advance of project

development.

In short,

measures must be

applied to reduce

very high initial

risks
to a tolerable level.

As

shown

and

discussed

above,

after

taking

into

account

the

operational,

technical,

and
administrative actions that have been

applied or

are available for action

when required, the

residual
risk can be determined.

The residual risk provides

a basis for the

management team to determine
if the residual risk

level is acceptable or tolerable.

If the risk level

is determined to be unacceptable,
further actions should be considered to reduce the residual risk to acceptable or tolerable levels to
provide justification for continuation

of the proposed operation.
22.2.4

Development of the Risk Matrix
Risks have

been identified for

the technical,

operational, and

administrative

subjects addressed

in
the

TRS.

The

risk

matrix

and

risk

assessment

process

are

modeled

to

that

presented

in

the
Australian and New Zealand Standard on Risk Management (AS/NZS 4360).

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 58
Table 22-1:

Probability Level Table
22.2.4.1

Probability Level Table
Category Probability Level (P)
1 Remote
Not likely to occur except

in exceptional circumstances.
<10%
2 Unlikely Not likely to occur; small in degree. 10 - 30%
3 Possible Capable of occurring. 30 - 60%
4 Likely High chance of occurring in most circumstances. 60 - 90%
5 Almost Certain
Event is expected under

most circumstances; impossible to

avoid.
>90%
The lowest rated probability of occurrence is assigned the value of 1 and described as remote, with a likelihood

of occurrence

of less

than ten

percent.

Increasing values

are assigned

to each

higher
probability

of occurrence,

culminating

with the

value

of 5

assigned to

incidents considered

to

be
almost certain to occur.
22.2.4.2

Consequence Level Table
Table 22-2

lists the consequence levels.

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 59
Table 22-2:

Consequence Level Table
Correlation of Events in Key Elements of the Project Program

to Event Severity Category
Category
Severity of
the Event
Financial Impact
of the Event
Unplanned
Loss of
Production
(Impact on
Commercial
Operations)
Events Impacting
on the Environment
Events Affecting the Program's
Social and Community
Relations
Resultant Regulatory /
Sovereign Risk
Events Affecting Occupational Health &
Safety
1 Insignificant
< USD $0.5
million
≤ 12 hours
Insignificant loss of
habitat; no
irreversible effects
on water,

soil and
the environment.
Occasional nuisance impact on
travel.
-

Event recurrence avoided by corrective
action through established procedures
(Engineering, guarding, training).
2 Minor
USD $0.5 million
to $2.0 million
≤ 1 day
No significant
change to species
populations; short-
term reversible
perturbation to
ecosystem function.
Persistent nuisance impact on
travel.

Transient adverse media
coverage.
-

First aid – lost time.

Event recurrence
avoided by corrective action through
established procedures.
3 Moderate
USD $2.0 million
to $10.0 million
≤ 1 week
Appreciable change
to species
population;
medium-term (≤10
years) detriment to
ecosystem function.
Measurable impact on travel
and water/air quality.

Significant adverse media
coverage / transient public
outrage.
Uncertainty securing or
retaining essential
approval / license.
Medical Treatment – permanent
incapacitation.

Avoiding event
recurrence requires modification to
established corrective action procedures .
Change to regulations
(tax; bonds; standards).
4 Major
USD $10.0
million to $50.0
million
1 to 2 weeks
Change to species
population
threatening
viability; long-term
(>10 years)
detriment to
ecosystem function.
Long-term, serious impact on
travel and use of water
resources; degradation of air
quality; sustained and effective
public opposition.
Suspension / long-delay
in securing essential
approval / license.
Fatality.

Avoiding event recurrence
requires modification to established
corrective action procedures and staff
retraining.
Change to laws (tax;
bonds; standards).
5 Critical
>USD $50.0
million
>1 month
Species extinction;
irreversible damage
to ecosystem
function.
Loss of social license.
Withdraw / failure to
secure essential
approval / license.
Multiple fatalities.

Avoiding event
recurrence requires major overhaul of
policies and procedures.

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 60
Table 22-3:

Risk Matrix
The

lowest

rated

consequence

is

assigned

the

value

of

1

and

is

described

as

an

Insignificant
Consequence,

parameters

of

which

include

non-reportable

safety

incidents

with

zero

days

lost
accidents, no environmental damage,

loss of production or systems for less than

12 hours and cost
of

less

than

USD

$0.5

million.

Increasing

values

are

assigned

to

each

higher

consequence,
culminating with the value of

5 assigned to critical consequences, the

parameters of which include
multiple-fatality

accidents,

major

environmental

damage,

and

loss

of

production

or

systems

for
longer than one month and cost of greater than USD $50.0 million.
Composite Risk Matrix R = P x C and Color-Code Convention
The risk level, defined as the

product of probability of occurrence and consequence, ranges in value
from

1 (lowest

possible risk)

to

25 (maximum

risk level).

The

values

are color-coded

to facilitate
identification of the highest risk aspects.
P x C = R
Consequence (C)
Insignificant Minor Moderate Major Critical
1 2 3 4 5
Probability Level (P)
Remote 1 1 2 3 4 5
Unlikely 2 2 4 6 8 10
Possible 3 3 6 9 12 15
Likely 4 4 8 12 16 20
Almost
Certain
5 5 10 15 20 25
22.2.5

Categorization of Risk Levels and Color Code Convention
Very

high

risks

are

considered

to

be

unacceptable

and

require

corrective

action.

Risk

reduction
measures must be applied to reduce very high risks to a tolerable level.
22.2.6

Description of the Coal Property
The Mon Valley Reserve (including Pangburn, Shaner and Fallowfield Areas) is located in Allegheny,
Washington,

and Westmoreland

Counties, Pennsylvania.

Mon Valley

underground operations

are
projected

to

commence

in

2034

at

the

Mon

Valley

Complex

in

the

large

Upper

Freeport

seam
reserve area.

Three mines are planned,

and each will

utilize continuous mining methods.

The initial
operation is designated as the Pangburn Mine;

subsequently, the Shaner Mine is projected for 2040
and followed

by the

Fallowfield Mine

in 2059.

The operations

are projected

to utilize

continuous
mining production

sections.

The method

provides

continuity,

preserving skilled

work groups

and
enabling effective utilization of production equipment.

The Upper Freeport seam

is below drainage
and therefore all mines will be accessed with slopes and shafts.

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 61
Table 22-4:

Risk Assessment Matrix
22.2.7

Summary of Residual Risk Ratings
Each

risk factor

is numbered,

and

a

risk level

for

each

is determined

by

multiplying

the

assigned
probability by

the assigned

consequence.

The risk

levels are

plotted

on a

risk matrix

to provide

a
composite

view

of

the

Coronado

risk

profile.

The

average

risk

level

is

8.4,

which

is

defined

as
Moderate.

Consequence
Critical >$50 MM 9, 10

Major $10-50MM

4 1, 2, 3 6

Moderate $2-10 MM

12

Minor $0.5-$2 MM

7, 13 5 8

Low <$0.5 MM

11

<10% 10-30% 30-60% 60-90% >90%

Remote Unlikely Possible Likely Almost
Certain
22.2.8

Risk Factors
A

high-level

approach

is

utilized

to

characterize

risk

factors

that

are

generally

similar

across

a
number of

the active

and proposed

mining operations.

Risk factors

that

are

unique to

a specific
operation or are particularly noteworthy are

addressed individually.
22.2.8.1

Geological and Coal Resource
Coal

mining

is

accompanied

by

risk

that,

despite

exploration

efforts,

mining

areas

will

be
encountered

where geological

conditions render

extraction

of the

resource to

be uneconomic,

or
that coal quality characteristics disqualify the product for sale into target markets.
To

illustrate these points, the Upper Freeport coal seam deposits at Mon Valley are examined.

The
coal

is

deposited

in

large,

elliptical

pods.

During

deposition,

the

raised

peat

deposits

were
surrounded

by

areas

void

of

peat

and

deposited

instead

with

dirt,

clay,

and

stream

channels.

Consequently,

the perimeter

of the

peat,

and consequent

coal

deposits may

contain

significantly
higher concentration of ash

and sulfur, and reduced product yield.

The perimeter deposits

may also
be

affected

by

immediate

roof

and

floor

conditions

that

adversely

affect

mining

cost

and
productivity.

Meandering sandstone

channels may

reduce coal

seam thickness by

scouring action
at the top of the coal seam and support the migration of sulfur to the Upper Freeport seam.

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 62
Table 22-5:

Geological and Coal Resource Risk Assessment (Risks 1 and 2)
Offsetting the geological and

coal resource risk

are the massive

size of the

controlled property which
allows

large

areas

to

be

mined

in

the

three

designated

mine

areas

sufficiently

away

from

areas
where coal quality

and mineability

are less

favorable.

In addition,

the mines

are designed to

operate
with

multiple

production

sections,

which

lessens

the

immediate

impact

when

one

section
encounters difficulties.

The large reserve areas also

provide a mitigation strategy

of developing an
additional

(spare)

section

at

each

mine

which

can

be

activated

when

adverse

conditions

are
encountered,

thereby

maintaining

consistent

production

and quality.

The

spare

section requires
additional mine extension cost but increases flexibility and performance consistency.
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk Level
P C R P C R
Recoverable coal tonnes
recognized to be
significantly less than
previously estimated.
Reserve base is adequate to
serve market commitments
and respond to opportunities
for many years.

Local
adverse conditions may
increase frequency and cost of
production unit relocations.
Previous and ongoing
exploration and extensive
regional mining history
provide a high level of
confidence of coal seam
correlation, continuity of the
coal seams, and coal
resource tonnes.
4 4 16 Optimize mine plan
to increase resource
recovery; develop
mine plan to provide
readily available
alternate mining
locations to sustain
expected production
level.
3 4 12
Coal quality locally
proves to be lower than
initially projected.
If uncontrolled, production and
sale of coal that is out of
specification can result in
rejection of deliveries,
cancellation of coal sales
agreements and damage to
reputation.
Exploration and vast
experience and history in
local coal seams provide
confidence in coal quality;
limited excursions can be
managed with careful
product segregation and
blending.
3 5 15 Develop mine plan
to provide readily
available alternate
mining locations to
sustain expected
production level;
modify coal sales
agreements to
reflect coal quality.
3 4 12
22.2.8.2

Environmental
Water

quality and

other permit

requirements

are subject

to modification

and such

changes could
have a

material impact on

the capability of

the operator

to meet modified

standards or

to receive
new permits and modifications

to existing permits.

Permit protests

may result in delays

or denials
to permit applications.
Environmental standards and permit requirements have evolved significantly over the past 50 years
and

to-date,

mining

operators

and

regulatory

bodies

have

been

able

to

adapt

successfully

to
evolving environmental requirements.
The Residual

Risk has is

projected to

be slightly higher

for the

PA

reserves due to

the proximity

of
the rivers and the residual environmental

complaints, in the vicinity, left

from mining in the past.

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 63
Table 22-6:

Environmental (Risks 3 and 4)
Table 22-7:

Regulatory Requirements (Risk 5)
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk Level
P C R P C R
Environmental
performance standards
are modified in the future.
Delays in receiving new
permits and modifications to
existing permits; cost of testing
and treatment of water and
soils
Work with regulatory
agencies to understand and
influence final standards;
implement testing,
treatment and other actions
to comply with new
standards.
3 4 12 Modify mining and
reclamation plans to
improve compliance
with new standards
while reducing cost
of compliance.
3 4 12
New permits and permit
modifications are
increasingly delayed or
denied.
Interruption of production and
delayed implementation of
replacement production from
new mines.
Comply quickly with testing,
treatment and other actions
required; continue excellent
compliance performance
within existing permits.
2 4 8 Establish and
maintain close and
constructive working
relationships with
regulatory agencies,
local communities
and community
action groups.
2 4 8
22.2.8.3

Regulatory Requirements
Federal

and

state

health

and

safety

regulatory

agencies

occasionally

amend

mine

laws

and
regulations.

The impact is

industry-wide.

Mining operators and regulatory agencies have been

able
to adapt successfully to evolving health and safety requirements.
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk Level
P C R P C R
Federal and state mine
safety and health
regulatory agencies
amend mine laws and
regulations.
Cost of training, materials,
supplies and equipment;
modification of mine
examination and production
procedures; modification of
mining plans.
Participate in hearings and
workshops when possible to
facilitate understanding and
implementation; work
cooperatively with agencies
and employees to facilitate
implementation of new laws
and regulations.
4 3 12 Familiarity and
experience with new
laws and regulations
results in reduced
impact to operations
and productivity and
improved supplies
and equipment
options.
4 2 8
22.2.8.4

Market and Transportation
Most of the current and future production is expected to be directed to domestic and international metallurgical markets.

Historically the metallurgical markets

have been cyclical and highly volatile.

The Mon Valley business plan assumes that 75 percent of production can be sold into the favorably priced

metallurgical

market.

The mining

plan must

minimize

exposure

to the

perimeter reserves
where quality may not be suitable for the market plan and be flexible to manage exposure to areas
where coal quality fails to meet metallurgical

standards.

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 64
Table 22-8:

Market and Transportation (Risks 6 and 7)
Table 22-9:

Market and Transportation (Risk 8)
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk Level
P C R P C R
Volatile coal prices drop
precipitously.
Loss of revenue adversely
affects profitability; reduced
cash flow may disrupt capital
expenditures plan.
Cost control measures
implemented; capital
spending deferred.
4 5 20 High-cost operations
closed, and
employees
temporarily
furloughed.
4 4 16
Coal quality at Mon
Valley Upper Freeport
mines is not adequate to
support 100 percent
metallurgical sales.
Reduced revenue from a
percentage of thermal sales
jeopardizes financial
performance and expectations.
Lower preparation plant
gravities for ash and sulfur
reduction; segregate lower
quality coal when possible
and manage shipped
quality by blending.
3 5 15 Adjust mine plan
to keep minimize
exposure to
perimeter coal and
sandstone channels;
provide spare
section to sustain
production and
quality when low
quality areas are
encountered.
3 2 6
Occasional delay or interruption of rail,

river and terminals service may be expected.

The operator
can

possibly

minimize

the

impact

of

delays

by

being

a

preferred

customer

by

fulfilling

shipment
obligations promptly and maintaining close working relation

ships.
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk Level
P C R P C R
Rail or river transport is
delayed; storage and
shipping access at river
and ocean terminals is not
available.
Fulfillment of coal sales
agreements delayed; limited
coal storage at mines may
increase cost of rehandling;
production may be temporarily
idled.
Provide adequate storage
capacity at mines;
coordinate continuously with
railroad and shipping
companies to respond
quickly and effectively to
changing circumstances.
5 3 15 Provide back-up
storage facility along
with personnel,
equipment and
rehandle plan to
sustain production
and fulfill sales
obligations timely.
5 2 10
22.2.8.5

Mining Plan
Occupational health and

safety risks are inherent

in mining

operations.

Comprehensive training and
retraining

programs,

internal

safety

audits

and

examinations,

regular

mine

inspections,

safety
meetings, along

with support

of trained

fire brigades

and mine

rescue teams

are among

activities
that

greatly

reduce

accident

risks.

Employee

health monitoring

programs

coupled

with dust

and
noise monitoring and abatement reduce health risks to miners.

As underground mines are developed and

extended, observation of geological, hydrogeological and
geotechnical

conditions

leads

to

modification

of mine

plans

and

procedures

to

enable

safe

work
within the mine environments.
Highlighted

below

are

selected

examples

of

safety

and

external

factors

relevant

to

Coronado
operations.

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 65
Table 22-10:

Methane Management (Risk 9)
Table 22-11:

Mine Fires (Risk 10)
22.2.8.5.1

Methane Management
Coalbed methane is

present in coal

operations below

drainage.

Often the methane

concentration
is at such low levels that it can be readily managed with frequent testing and monitoring, vigilance, and routine mine ventilation.

Very high methane concentrations may be present at greater depths.

High methane concentrations may require

degasification of the coal seam to assure safe mining.

Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk Level
P C R P C R
Methane hazard is present
in mines operating below
drainage.
Injury or loss of life; possible
ignition of gas and mine
explosion; potential loss of
mine and equipment
temporarily or permanently;
additional mine fan, mine
power, ventilation, monitoring
and examination requirements.
Low to moderate levels can
be managed with frequent
examinations, testing and
monitoring within the mine
ventilation system.

Excellent rock dust
maintenance minimizes
explosion propagation risk
should an ignition occur.
1 5 5 Very high-level
methane
concentrations may
require coal seam
degasification and
gob degasification if
longwall or pillar
extraction methods
are employed.
1 5 5
22.2.8.5.2

Mine Fires
Mine

fires,

once

common

at

mine operations,

are

rare

today.

Most

active

coal

miners

have

not
encountered a mine

fire.

Vastly improved mine power and

equipment electrical systems, along

with
safe

mine

practices

reduce

mine

fire

risks.

Crew

training

and

fire

brigade

support

and

training
improve response for containment and

control if a

fire occurs.

Spontaneous combustion within coal
mines, which is the source of most fires that occur today, is not expected to commonly occur at the
Coronado

property.

When

spontaneous

combustion

conditions

are

present,

monitoring

systems
are employed

for early

detection and

mine plans

are designed

to facilitate

isolation, containment
and rapid extinguishment.
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk Level
P C R P C R
Mine fire at underground
or surface mine operation.
Injury or loss of life; potential
loss of mine temporarily or
permanently; damage to
equipment and mine
infrastructure.
Inspection and maintenance
of mine power, equipment
and mine infrastructure;
good housekeeping;
frequent examination of
conveyor belt entries;
prompt removal of
accumulations of
combustible materials.
1 5 5 If spontaneous
combustion
conditions are
present, enhanced
monitoring and
examination
procedures will be
implemented; mine
design will
incorporate features
to facilitate isolation,
containment and
extinguishment of
spontaneous
combustion
locations.
1 5 5

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 66
Table 22-12:

Availability of Supplies and Equipment (Risk 11)
Table 22-13:

Labor – Work Stoppage (Risk 12)
22.2.8.5.3

Availability of Supplies and Equipment
The industry

has periodically

experienced

difficulty receiving

timely delivery

of mine

supplies and
equipment.

Availability

issues

often

accompanied

boom

periods

for

coal

demand.

Any

future
delivery

of

supplies

and

equipment

delays

are

expected

to

be

temporary

with

limited

impact

on
production.
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk Level
P C R P C R
Disruption of availability
for supplies and
equipment.
Temporary interruption of
production.
Force majeure provision in
coal sales agreements to
limit liability for delayed or
lost sales.
3 2 6 Work closely with
customers to assure
delayed coal
delivery rather than
cancelled sales;
monitor external
conditions and
increase inventory
of critical supplies;
accelerate delivery
of equipment when
possible.
3 1 3
22.2.8.5.4

Labor
Work

stoppage

due

to

labor

protests

are

considered

to

be

unlikely

and

accompanied

by

limited
impact

should

it

occur.

Excellent

employee

relations

and

communications

limit

the

exposure

to
outside protesters.

Loss of supervisors

and skilled

employees to retirement is inevitable;

the impact
can be lessened with succession planning, training, and mentorship of new employees.
These will

be new

mines in

an historically

United Mine

Workers

of America

(
UMWA ) represented
area.

Newer mines

in the area

are not represented

so the precedent

has been set.

However,

the
Residual risk is shown as slightly elevated over some other Coronado properties.
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk Level
P C R P C R
Work stoppage due to
strikes, slowdowns or
secondary boycott
activity.
Loss of production and coal
sales; damaged customer and
employee relations; reputation
loss.
Maintain excellent
employee relations and
communications; maintain
frequent customer
communications.
2 3 6 Develop plan for
employee
communications and
legal support to
minimize impact of
secondary boycott
activities.
2 3 6

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 67
Table 22-14:

Labor – Retirement (Risk 13)
Table 25-1:

Information from Registrant Relied Upon by MM&A
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk Level
P C R P C R
Retirement of supervisors
and skilled employees.
Loss of leadership and critical
skills to sustain high levels of
safety, maintenance and
productivity.
Monitor demographics
closely and maintain
communications with
employees who are
approaching retirement
age; maintain employee
selection and training
programs.
3 3 9 Maintain selection of
candidates and
implementation of in-
house or third-party
training for
electricians and
mechanics; develop
employee mentoring
program.
3 2 6
23
Recommendations
Coronado is

continuing to

work both

internally and

with outside

assistance to

further define

their
Resource Base and to Optimize the LOM Plan.
24
References
Publicly available information from various

State and Federal agencies was used where relevant.
25
Reliance on Information Provided by the Registrant
A summary of

the information provided by Coronado relied upon

by MM&A for the purposes

of this
TRS is provided in Table 25-1 .

Category
Information Provided by Coronado
Report
Section
Marketing
Long-term price forecast used

in financial projections
16.2

Legal
Mineral control and surface

control rights as shown on maps
3.2, 3.3
Environmental Permit and bonding information 17.3

APPENDIX
A
MM&A QUALIFICATION

Mineral Resource and Reserve Reporting

MM&A provides geological and engineering services to both surface and underground mine operations throughout the world in support of Mineral Resource and Mineral Reserve Reporting. MM&A geologists and engineers have extensive backgrounds in a variety of mining scenarios.

Technical Report Summaries (*TRSs*) are prepared in order to document in-place mineral resource estimates and mineral reserve estimates on a recoverable basis by different mining methods both on small tracts and on properties encompassing several thousand acres. The goal of the TRSs is to document the economic viability of the mineral reserves as well as the initial economic assessment of the mineral resources. Evaluations of mineral deposits satisfy legal, economic and technical feasibility criteria, consistent with regulations and guidelines of the United States Securities and Exchange Commission (*SEC*) S-K 1300 standards, the Australasian Joint Ore Reserve Committee (*JORC*) guidelines, Canada's National Instrument 43-101, and the AIM standards on the London Exchange. The resource assessment addresses pertinent geologic parameters that are related to the deposit thickness, grade, and geographic distribution. MM&A's technical staff include Registered Members of the Society of Mining Engineers or are Registered Certified Professional Geologists by the American Institute of Professional Geologists. Both organizations are listed as approved Recognized Professional Organizations, and therefore MM&A's technical staff are considered Competent Persons by international standards. Reserve Technical Reports have been prepared for reporting in stock exchanges in the United States as well as Australia, Southeast Asia, China, Canada, Great Britain, Turkey, and other countries.

Geological Services

> Exploration Program Development and Implementation
> Field Mapping
> Field Exploration Supervision
> Geological Assessment
> Detailed Core Logging
> Core or Mineral Sampling
> Geophysical Logging
> Supervise Analytical Testing
> Database Compilation
> Computer-Aided Geologic Modeling
> Resource/Reserve Computation
> Hazard Mapping
> Lineament Mapping
> Geotechnical Analysis
> Mine Roof and Floor Condition Assessment
> Pillar Stability Analysis
> Subsidence Studies
> Horizontal Stress Mapping

Mining Engineering Services

> Determine Optimum Mining Methods
> Equipment Selection
> Productivity Estimates
> Labor Requirements and Scheduling
> Life-of-Mine Plans for Proposed and Existing Mines
> Mine and Facilities Layout and Planning
> Market and Transportation Studies
> Environmental Review and Reclamation Liability Estimates
> Capital Requirements
> Ventilation, Permitting and Drainage Control

Economic Analysis

> Estimate of Operating Costs (Labor, Supplies, and Fixed Costs)
> Capital Budget Assessments
> Discounted Cash Flow Analysis
> Risk Assessment

For More Information Contact:

582 Industrial Park Road
Bluefield, VA 24605
Phone +1 276 322 5467
www.mma1.com

July 1, 2020

APPENDIX
B
MAPS

N
ALLEGHENY CO
WASHINGTON CO
Monongahela River
Elizabeth
Rt.51
Elrama
43
Hayden Blvd
ALLEGHENY CO
WASHINGTON CO
New Eagle
East Monongahela
ALLEGHENY CO
WESTMORELAND CO

MARSHALL MILLER & ASSOCIATES

M62218 Bluefield, VA 01/25

Map 1 PB-Reserve ko

● Data Point Location

Controlled Underground Reserve / Resource as of 12/31/24

Resource Inclusive of Reserve / Converted to Reserve

0 4000

Scale In Feet

Map 1

Mon Valley / Pangburn

Upper Freeport Seam

Coronado Global Resources Inc.

Allegheny and Washington Counties, Pennsylvania

Coordinate System: Pennsylvania South State Plane NAD 27

New Eagle
East Monongahela
Donora
Monessen
Charleroi
Bentleyville
Allenport
California
Monongahela River
Pigeon Creek
70
43
WASHINGTON CO
WESTMORELAND CO
ALLEGHENY CO
WESTMORELAND CO
N

MARSHALL MILLER & ASSOCIATES

M62218 Bluefield, VA 01/25

Map 2 FF–Reserve ko

● Data Point Location

Controlled Underground Reserve / Resource as of 12/31/24

Resource Inclusive of Reserve / Converted to Reserve

0 8000

Scale In Feet

Map 2

Mon Valley / Fallowfield
Upper Freeport Seam

Coronado Global Resources Inc.

Washington County, Pennsylvania

Coordinate System: Pennsylvania South State Plane NAD 27

North Huntingdon
Irwin
Youghiogheny
River
Monongahela
River
ALLEGHENY CO
WASHINGTON CO
N
Elizabeth
Rt.61
Hayden Blvd
Herminie

MARSHALL MILLER & ASSOCIATES

M62218 Bluefield, VA 01/25
Map 3 SH-Reserve ko

Data Point Location

Controlled Underground Reserve / Resource as of 12/31/24

Resource Inclusive of Reserve / Converted to Reserve

0 7000
Scale In Feet

Map 3
Mon Valley / Shaner
Upper Freeport Seam

Coronado Global Resources Inc.

Allegheny County, Pennsylvania

Coordinate System: Pennsylvania South State Plane NAD 27

APPENDIX
C
GLOSSARY OF TERMS

Appendix C
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 1
Glossary of Abbreviations and Definitions
Abbreviation Definition
ACPS Analysis of Coal Pillar Stability
ASTM ASTM International
AVS Applicant Violator System
Btu/lb. British Thermal Unit per pound
Carlson Carlson Mining – formerly SurvCADD
®

– a prevalent software package used for
modeling in the Appalachian region
CFR Code of Federal Regulations
Coronado Coronado Global Resources Inc.
CSR
Coke strength after

reaction

CSX
CSX Corporation, a rail-based freight transportation

company
Demonstrated
reserves
Demonstrated reserves are the sum of proven

and probable reserves.
EBITDA
Earnings before Interest,

Taxes,

Depreciation, and Amortization

EOM End-of-mine reclamation
EPA
United States Environmental

Protection Agency

ESA Limited Phase I Environmental Site Assessment
Feasibility Study “…comprehensive technical and economic study of the selected development option for a mineral project, which includes detailed assessments of all applicable modifying factors together with any other

relevant operational factors,

and
detailed financial analysis that are necessary to demonstrate,

at the time of
reporting, that extraction is economically viable.

According to the proposed
definition, the results of the study may serve as the basis for a final decision by a proponent or financial institution to proceed with, or finance, the development of the project.

Thus, a feasibility study is more comprehensive, with a higher degree of accuracy,

and yielding results with a higher level of confidence, than a pre-
feasibility study.”

HWM Highwall mining
In situ Its natural position; said specific of a rock, soil, or fossil when in the situation in which was originally formed or deposited
Indicated
Resources
Indicated resources are those lying between 0.4-kilometer

and 1.2-kilometer radius
from such an observation point and reported herein as in-situ mineral resources.
Inferred Resources
Inferred

resources

lie

more

than

a

1.2-kilometer

radius

from

a

valid

point

of
measurement but

less than 4.8

kilometers from

one and

reported herein

as in-situ
mineral resources.
JORC Code
Australasian

Code for

Reporting of

Exploration Results,

Mineral Resources

and Ore
Reserves
lb. SO
2

/ mm Btu
Pounds per sulfur dioxide per million British thermal units
LOM Life-of-mine
M&R Maintenance and repair
Measured
Resources
Measured resources are those lying within 0.4-kilometer radius from a valid point
of measurement and reported herein as in-situ mineral resources.
MINER Act
Mine Improvement and New Emergency Response Act of 2006

Appendix C
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 2
Abbreviation Definition
Mineral Reserve “…the economically mineable part of a Measured and/or Indicated Mineral
Resource.

It includes dilution materials and allowances for losses, which occur when the material is mined or extracted and is defined by studies at Preliminary
Feasibility or Feasibility level as appropriate that include Modifying Factors.

Such
studies demonstrate that, at the time of reporting, extraction of the mineral
reserve is economically viable under reasonable investment

and marketing
assumptions.”

Mineral Resource
“…a concentration or occurrence of solid material of economic interest or on the
Earth’s crust

in such form, grade or quality that there are reasonable prospects for eventual economic extraction.

The location, quantity,

grade, continuity and other
geological characteristics and continuity of a Mineral

Resource are known,
estimated or interpreted from

specific geological evidence and knowledge,
including sampling.”

MM&A Marshall Miller & Associates, Inc.
Modifying Factors
“…considerations used to convert Mineral

Resources to Mineral Reserves.

These
include, but are not restricted to, mining, processing, metallurgical,

infrastructure,
economic, marketing, legal, environmental

compliance, plans, negotiations, or
agreements with local individuals or groups and governmental factors.”
MRMR Mineral Resources to Mineral Reserves
MSHA United States Department of Labor Mine Safety and Health Administration
Mt Million metric tonnes
NELAP
National Environmental Laboratory

Accreditation Program
NRTL
Nationally Recognized Test

Laboratory
NS
Norfolk Southern Corporation, a rail-based freight transportation company
O&M
Operating and maintenance

OSD Out-of-seam dilution
P&L
Profit and loss before tax

P.E. Professional Engineer
Preliminary
Feasibility Study
“…as a comprehensive study of a range of options for the technical and economic viability of a mineral project that has advanced to a stage where a qualified person
has determined (in the case of underground mining) a preferred mining method, or
in the case of surface mining) a pit configuration, and in all cases has determined an effective method of mineral processing and an effective

plan to sell the product.

The study’s financial analysis must have the level

of detail necessary to
demonstrate, at the time of reporting, that extraction

is economically viable.

In
addition, as noted in the proposed definition of a pre-feasibility study,

while a pre-
feasibility study is less comprehensive and results in a lower confidence level than
a feasibility study,

a pre-

feasibility study is more comprehensive and results in a
higher confidence level than an initial assessment.”

Property(ies)
Bituminous coal deposits located in southwestern Pennsylvania.

The Pennsylvania
properties include the combined Pangburg, Shaner,

and Fallowfield underground
mines in the Upper Freeport seam.

QP Qualified Person

Appendix C
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 3
Abbreviation Definition
Qualified Person
“…a person who is a mineral industry professional with at least five years of
relevant experience in the type of mineralization and

type of deposit under
consideration and in the specific type of activity that person is undertaking on behalf of the registrant.

In addition, the proposed definition requires a qualified
person to be an eligible member or licensee in good standing of a recognized professional organization

at the
time the technical report is prepared.”
RECs
Recognized Environmental

Conditions
Resource Database
The Resource Database is established by the collection, validation,

recording,
storing and processing of data and forms the foundation

necessary for the
estimation of Mineral Resource and Mineral

Reserve.

A quality assurance and quality control program is essential and must be
established to govern the collection of all data.

In reporting, a Mineral Resource
must meet the minimum requirement of “reasonable prospects for economic
extraction”.

This will require the concurrent collection and storage

of preliminary
economic, mining, metallurgical, environmental,

legal and social data and other
information for use in the estimation of MRMR.

The Resource Database will include both “primary” (observation and measurement) and “interpreted” data.

It is recommended that data be stored
digitally,

using a documented, standard format and a reliable storage

medium that
allows for easy and complete re

trieval of the data.
ROM Run-of-mine
S-K 1300
United States Securities and Exchange Commission Regulation

S-K 1300
Modernization of Property Disclosures
SEC U.S. Securities and Exchange Commission
SMCRA
Surface Mining Control and Reclamation Act of 1977 is the primary federal law that
regulates the environmental

effects of coal mining in the United States.
Strip Ratio
Represented by bcm of overburden to recoverable

coal tonnes

tph
tonnes per hour

TRS
Technical

Report Summary
USA United States of America
USFW United States Fish and Wildlife
USGS
United States Geologic Survey

VALMIN Code
Australasian Code for Public Reporting of Technical

Assessments and Valuations of
Mineral Assets

3
APPENDIX
D

JORC TABLE 1
3

JORC Table 1 is included in accordance with JORC Code standards.

Note that all Coronado properties are covered by JORC Table 1 herein, including
Buchanan, Logan, Mon Valley, and Russel.

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon-Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Norther Appalachian Coal Basin
Pennsylvania, USA
Appendix D:

JORC Table 1
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 1
Section 1 Sampling Techniques and Data
Criteria JORC Code explanation Commentary
Sampling techniques
>
Nature and quality of sampling (e.g. cut channels, random chips, or specific specialised industry standard measurement tools appropriate to the minerals under investigation, such as downhole gamma sondes, or handheld XRF instruments, etc.).
These examples should not be taken as limiting the broad meaning of sampling.
>
Include reference to measures taken to ensure sample representivity and the appropriate calibration of any measurement tools or systems used.
>
Aspects of the determination of mineralisation that are Material to the Public
Report. In cases where ‘industry standard’ work has been done this would be relatively simple (e.g. ‘reverse circulation drilling was used to obtain 1 m samples from which 3 kg was pulverised to produce a 30 g charge for fire assay’). In other cases, more explanation may be required, such as where there is coarse gold that has inherent sampling problems. Unusual commodities or mineralisation types (e.g.
submarine nodules) may warrant disclosure of detailed information.
>
Most of the

coal samples have been

obtained from the Properties

by subsurface exploration
using

core

drilling

techniques

and

supplemented

by

collection

of

channel

samples

from
active operations.

The protocol for preparing and testing the samples has varied over time and is not well documented for the older holes drilled on the Properties.
>
Typical USA core drilling sampling technique involves the coal core sample, once recovered from the

core barrel,

be described

(logged) then

wrapped in

a sealed

plastic sleeve

and
placed into a

covered core

box, which is

the length of

the sample so

that the core

can be
delivered to a laboratory in relatively intact condition and with original moisture content.
>
It is

reasonable to

assume, given

the sophistication

level of

the previous

operators,

that
these samples were generally

collected and processed under

industry best practices.

This
assumption

is

based

on

MM&A’s

familiarity

with

the

operating

companies

and

the
companies used to perform the analysis.

>
Some of the

drill holes were air

rotary bored and no

coal core samples

were collected.

Seam
thickness for

rotary-drilled bore

holes is

verified by

calibrated

downhole gamma

-density
logs.

>
Coal samples that

were deemed by MM&A geologists

to be unrepresentative were not

used
for statistical

analysis of

coal quality,

as documented

in the

tabulations. A

representative
group of drill hole samples from the Properties were then checked against the original drill
laboratory reports to verify accuracy and correctness.

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon-Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Norther Appalachian Coal Basin
Pennsylvania, USA
Appendix D:

JORC Table 1
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 2
Criteria JORC Code explanation Commentary
Drilling techniques
>
Drill type (e.g. core, reverse circulation, open-hole hammer, rotary air blast, auger,
Bangka, sonic, etc.) and details (e.g. core diameter, triple or standard tube, depth of diamond tails, face-sampling bit or other type, whether core is oriented and if so, by what method, etc.).
>
The Properties have been extensively

explored by subsurface drilling efforts

carried out by
numerous entities,

most of

which were

completed prior

to acquisition

by Coronado.

The
majority of the drilling was accomplished

using vertical continuous (diamond) coring

or air
rotary methods.
>
Core

drilling

methods

utilize

NX-size

(5.4

centimeter)

or

similar-sized

core

cylinders

to
recover core samples, which can be used to

delineate geologic characteristics, and for coal
quality testing and geotechnical logging.

>
Data for

the rotary

drilled holes is

mainly derived from

downhole geophysical

logs, which
are used to interpret coal and

rock thickness and depth since logging of the drill cuttings is
not reliable.
>
Geophysical

logging

was

performed

on

many

of

the

holes,

either

by

Geological

Logging
Systems

(a

division

of

MM&A),

other

geophysical

logging

contractors,

and

on

those
properties acquired

from CONSOL

geophysical logging

was often

performed by

CONSOL’s
in-house logging services.
Drill sample
recovery
>
Method of recording and assessing core and chip sample recoveries and results assessed.
>
Measures taken to maximise sample recovery and ensure representative nature of the samples.
>
Whether a relationship exists between sample recovery and grade and whether sample bias may have occurred due to preferential loss/gain of fine/coarse material.
>
Where available, core recovery thickness of coal samples was reconciled with the thickness interpreted from geophysical logs.
>
Core

recovery of

the older

coal samples

lacking geophysical

logs

is sometimes

not well-
documented: however,

when the laboratory

results for

such holes had

anomalous values,
the data was disqualified and not used.

Logging
>
Whether core and chip samples have been geologically and geotechnically logged to a level of detail to support appropriate Mineral Resource estimation, mining studies and metallurgical studies.
>
Whether logging is qualitative or quantitative in nature. Core (or costean, channel, etc.) photography.
>
The total length and percentage of the relevant intersections logged.
>
A wide

variety of

core-logging techniques

exist for

the properties.

For many

of the

core
holes, the primary data source

is a generalized

lithology description by the driller,

in some
cases supplemented by a more detailed core log completed by a geologist.

>
The logging

of core

thickness and

depth is

quantitative.

With the

exception

of the

coal
seams, logging of rock strata type is more subjective and best considered as qualitative.

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon-Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Norther Appalachian Coal Basin
Pennsylvania, USA
Appendix D:

JORC Table 1
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 3
Criteria JORC Code explanation Commentary
Sub-sampling
techniques and
sample preparation
>
If core, whether cut or sawn and whether quarter, half or all core taken.
>
If non-core, whether riffled, tube sampled, rotary split, etc. and whether sampled wet or dry.
>
For all sample types, the nature, quality and appropriateness of the sample preparation technique.
>
Quality control procedures adopted for all sub-sampling stages to maximise representivity of samples.
>
Measures taken to ensure that the sampling is representative of the in situ material collected, including for instance results for field duplicate/second-half sampling.
>
Whether sample sizes are appropriate to the grain size of the material being sampled.
>
Typical US

practice in

the Appalachian

Basin is

that core

samples for

deep mineable

core
samples are not sawn or subsampled (since seams are not of great thickness and the entire seam is mined and co-mingled). The entire coal interval drilled is generally analyzed.
>
Oftentimes,

core

for

surface-mineable

coal

seams

are

bench

sampled

separately

by

the
various coal and rock layers (plies).
>
MM&A has exercised diligence

to use only

those analyses that

are representative of the coal
quality parameters for the appropriate mining type for each sample.
Quality of assay data
and laboratory tests
>
The nature, quality and appropriateness of the assaying and laboratory procedures used and whether the technique is considered partial or total.
>
For geophysical tools, spectrometers, handheld XRF instruments, etc., the parameters used in determining the analysis including instrument make and model, reading times, calibrations factors applied and their derivation, etc.
>
Nature of quality control procedures adopted (e.g. standards, blanks, duplicates, external laboratory checks) and whether acceptable levels of accuracy (i.e. lack of bias) and precision have been established.
>
Sample analysis was typically carried out by accredited US laboratories.

>
Standard procedure

upon receipt

of

core samples

by the

testing laboratory

is to

log the
depth and thickness of the sample, then perform testing as specified by a representative of the

operating

company.

Each

sample

is

then

analyzed

in

accordance

with

procedures
defined

under
ASTM

International

(
ASTM )

standards

including,

but

not

limited

to;
washability (ASTM D4371); ash (ASTM

D3174); sulfur (ASTM D4239); Btu/lb.

(ASTM D5865);
volatile matter (ASTM D3175); Free Swell Index ( FSI ) (ASTM D720).
>
Geophysical

log

parameters

commonly

include

Gamma,

Density,

Resistivity

and

caliper.
Geophysical tools

are calibrated

by the

geophysical logging

company and

where possible,
validated using a calibration hole.
Verification of
sampling and
assaying
>
The verification of significant intersections by either independent or alternative company personnel.
>
The use of twinned holes.
>
Documentation of primary data, data entry procedures, data verification, data storage (physical and electronic) protocols.
>
Discuss any adjustment to assay data.
>
All coal

intersection data

used to

generate the

geologic model

has been

cross referenced
with the

lithological and

geophysical logs

by MM&A.

Drill hole

collars are

compared with
topographic elevations to verify depths of downhole records.
>
Laboratory quality

was adjusted from

dry basis

to reflect the

anticipated marketable product
moisture.
>
Coal quality results were verified

by spot-check with laboratory

analysis sheets by MM&A,
to the

extent available,

before inclusion

into the

geologic model

and use

in the

resource
estimate.

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon-Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Norther Appalachian Coal Basin
Pennsylvania, USA
Appendix D:

JORC Table 1
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 4
Criteria JORC Code explanation Commentary
Location of data
points
>
Accuracy and quality of surveys used to locate drill holes (collar and down-hole surveys), trenches, mine workings and other locations used in Mineral Resource estimation.
>
Specification of the grid system used.
>
Quality and adequacy of topographic control.
>
Due to the long history of exploration by various

parties on the Properties, a wide variety

of
survey

techniques

exist

for

documentation

of

data

point

locations.

Many

of

the

older
exploration

drill

holes

appear

to

have

been

located

by

ground

survey;

more

recently
completed drill holes are

often located by

high-resolution Global Positioning System

(
GPS )
units.
>
Grid

systems

used

are

typically

the

State

Plane

Coordinate

System

pertinent

to

each
property.

>
Topography

is based

on either

the USGS

topographic 7.5-minute

quadrangle maps

or on
recent aerial photogrammetry as necessary (subject to availability).
Data spacing and
distribution
>
Data spacing for reporting of Exploration Results.
>
Whether the data spacing and distribution is sufficient to establish the degree of geological and grade continuity appropriate for the Mineral Resource and Ore
Reserve estimation procedure(s) and classifications applied.
>
Whether sample compositing has been applied.
>
Spacing and distribution of

data point information may vary from seam to seam

within each
mining

area.

The

areas

estimated

for coal

resource

and

coal reserve

tonnes

have

been
defined and

limited so

that the

data spacing

and distribution is

sufficient to

establish the
degree of geological continuity appropriate for the estimation and classification of the coal tonnes.

>
MM&A

performed

a

geostatistical

analysis

using

the

Drill

Hole

Spacing

Analysis

(
DHSA )
method.

This method attempts

to quantify

the uncertainty of

applying a measurement

from
a central

location to

increasingly larger

square blocks

and provides

recommendations for
determining

the

distances

between

drill

holes

for

measured,

indicated,

and

inferred
resources.
>
All of the coal resource tonnes are in the measured, indicated, and inferred categories, and all of the coal reserve tonnes are in the proved and probable categories in accordance with the JORC Code and SEC standards.

Orientation of data
in relation to
geological structure
>
Whether the orientation of sampling achieves unbiased sampling of possible structures and the extent to which this is known, considering the deposit type.
>
If the relationship between the drilling orientation and the orientation of key mineralised structures is considered to have introduced a sampling bias, this should be assessed and reported if material.
>
Drill holes

have been

vertically drilled.

No downhole

deviation logs

have been

collected,
and it is therefore not

known if the drill holes have

deviated away from

vertical.

Based on
the

relatively

shallow

seam

depths,

any

deviation

is

expected

to

be

insignificant

and
immaterial to the geologic characterization of the Property.
>
The dip of the coal seams

is relatively minor, generally 1-2 degrees, and not a material issue for representation of seam thickness or quality.
Sample security The measures taken to ensure sample security.
>
Sample

handling procedures

employed

by

explorationists

follow

typical US

protocol

and
should be adequate to ensure sample security.
Audits or reviews The results of any audits or reviews of sampling techniques and data.
>
MM&A has

reviewed all

available geological

information for

the Properties

in developing
the geologic

model.

Only

that

data

deemed suitable

has

been used

for

the purpose

of
generating the resource and reserve estimates.

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon-Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Norther Appalachian Coal Basin
Pennsylvania, USA
Appendix D:

JORC Table 1
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 5
Section 2 Reporting of Exploration Results
Criteria JORC Code explanation Commentary
Mineral tenement
and land tenure
status
>
Type, reference name/number,

location and ownership including agreements or
material issues with third parties such as joint ventures, partnerships, overriding royalties, native title interests, historical sites, wilderness or national park and environmental settings.
>
The security of the tenure held at the time of reporting along with any known impediments to obtaining a licence to operate in the area.
>
The Coronado coal resources are located

within the United States

of America in the states
of Virginia;

West

Virginia; and

Pennsylvania.

Control of

these Properties

is governed

by
multiple agreements.
>
MM&A has

not carried

out separate

title verification

for the

coal properties

and has

not
verified

leases,

deeds,

surveys

or

other

property

control

instruments

pertinent

to

the
subject resources.

>
Coronado has represented to MM&A that it controls the

mining rights to the coal deposits
as shown on its

property maps, and MM&A

has accepted these

as being a true

and accurate
depiction of the

mineral rights controlled by Coronado.

The TRS assumes the

properties are
developed under responsible and experienced management.
>
There are no

known legal or

environmental encumbrances that

would impede development
of the subject coal reserves.
Exploration done by
other parties
>
Acknowledgment and appraisal of exploration by other parties.
>
The Properties have been extensively explored by subsurface

drilling efforts carried out by
numerous entities, most of which were completed prior to acquisition by Coronado.
>
This exploration work was generally

performed to prevailing US best

practice standards and
deemed adequate for the purposes of this TRS.

Geology
>
Deposit type, geological setting and style of mineralisation.
>
The Coronado coal resources are located within

the Northern and Central Appalachian Coal
Basins.
>
The

coal

deposits

are

Carboniferous

in

age,

being

of

the

Pennsylvanian

system

with.
sedimentary, stratigraphic deposition.
>
Seams

of

economic

significance

typically

range

between

0.3

meters

and

1.8

meters

in
thickness, with relatively little structural deformation.
>
Regional structure is typically

characterized by gently dipping strata to

the northwest at less
than one percent.

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon-Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Norther Appalachian Coal Basin
Pennsylvania, USA
Appendix D:

JORC Table 1
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 6
Criteria JORC Code explanation Commentary
Drill hole
Information
>
A summary of all information material to the understanding of the exploration results including a tabulation of the following information for all Material drill holes:
●
easting and northing of the drill hole collar
●
elevation or RL (Reduced Level – elevation above sea level in metres) of the drill hole collar
●
dip and azimuth of the hole
●
down hole length and interception depth
●
hole length.
>
If the exclusion of this information is justified on the basis that the information is not
Material and this exclusion does not detract from the understanding of the report, the Competent Person should clearly explain why this is the case.
>
MM&A reviewed

and entered

all pertinent

data into

a digital

geologic database

for each
Coronado property.

The database consists of thousands of

data records, which include drill
hole and supplemental coal seam thickness measurements from outcrop and underground mine exposures.

>
All

drill

holes

in

the

database

are

provided

with

a

collar

elevation

and

the

State

Plane
Coordinate System easting and northing coordinate.
>
After MM&A

confirmed proper

coal seam

thickness and

correlation, the

seam data

was
modelled and compiled into coal resource maps.
>
The maps are

provided in the

TRS and show

drill hole locations;

however,

a tabulation of
the thousands of individual data records is not practical to include.
Data aggregation
methods
>
In reporting Exploration Results, weighting averaging techniques, maximum and/or minimum grade truncations (e.g. cutting of high grades) and cut-off grades are usually Material and should be stated.
>
Where aggregate intercepts incorporate short lengths of high grade results and longer lengths of low grade results, the procedure used for such aggregation should be stated and some typical examples of such aggregations should be shown in detail.
>
The assumptions used for any reporting of metal equivalent values should be clearly stated.
>
If a coal seam has been

bench sampled,

the individual analyses for the coal plies would

be
weight-averaged

to represent

the total

of recoverable

coal

to be

included in

the quality
model.
>
Coal quality summary results have been documented in the TRS.

Average coal quality on a
per-seam basis is used to represent the coal resources within a given mining area.
>
Average coal

quality for

each Coronado complex

is provided in

Tables 1-1,

1-2 and 1-3

of
this TRS.

>
No other data aggregations methods are used.
Relationship
between
mineralisation
widths and intercept
lengths
>
These relationships are particularly important in the reporting of Exploration Results.
>
If the geometry of the mineralisation with respect to the drill hole angle is known, its nature should be reported.
>
If it is not known and only the down hole lengths are reported, there should be a clear statement to this effect (e.g. ‘down hole length, true width not known’).
>
Coal

thickness

values

from

all

coal

intersections

and

down

hole

geophysical

logs

are
considered to

be vertical

thicknesses.

Seam dip

of approximately

2.0 to

3.0 degrees

has
little effect on the vertical thickness of the seam.
Diagrams
>
Appropriate maps and sections (with scales) and tabulations of intercepts should be included for any significant discovery being reported. These should include, but not be limited to a plan view of drill hole collar locations and appropriate sectional views.
>
Diagrams and maps showing the coal seam intercepts are presented in the TRS.

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon-Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Norther Appalachian Coal Basin
Pennsylvania, USA
Appendix D:

JORC Table 1
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 7
Criteria JORC Code explanation Commentary
Balanced reporting
>
Where comprehensive reporting of all Exploration Results is not practicable, representative reporting of both low and high grades and/or widths should be practiced to avoid misleading reporting of Exploration Results.
>
All of

the available,

qualified exploration

data

has been

included within

the tabulations,
maps, and diagrams for this TRS.
>
Both coal

thickness and

quality data

are

deemed by

MM&A

to

be reasonably

sufficient
within

the

resource

areas.

Therefore,

there

is

a

reasonable

level

of

confidence

in

the
geologic interpretations

required for

coal resource

determination based

on the

available
data and the techniques applied to the data.
Other substantive
exploration data
>
Other exploration data, if meaningful and material, should be reported including (but not limited to): geological observations; geophysical survey results; geochemical survey results; bulk samples – size and method of treatment; metallurgical test results; bulk density, groundwater,

geotechnical and rock characteristics; potential
deleterious or contaminating substances.
>
Informational material available

from the U.S.

Geological Survey and

the respective State
Surveys was used to assist in the Resource estimate.

Further work
>
The nature and scale of planned further work (e.g. tests for lateral extensions or depth extensions or large-scale step-out drilling).
>
Diagrams clearly highlighting the areas of possible extensions, including the main geological interpretations and future drilling areas, provided this information is not commercially sensitive.
>
Further work is

expected to include

additional exploration, geotechnical

testing, coal quality
analyses, and coal property acquisition.

Section 3 Estimation and Reporting of Mineral Resources
(Criteria listed in the preceding section also apply to this section.)
Criteria JORC Code explanation Commentary
Database

integrity
>
Measures

taken

to

ensure

that

data

has

not

been

corrupted

by,

for

example,
transcription

or

keying

errors,

between

its

initial

collection

and

its

use

for

Mineral
Resource estimation purposes.
>
Data validation procedures used.
>
MM&A

confirmed

coal

seam

thickness

and

correlations

in

databases

used

for

coal

deposit
modelling.

Representative records were spot-checked for data entry validation.

>
Geophysical logs were used wherever available to assist in confirming the seam correlation and
to verify proper seam thickness measurements and recovery of coal samples.
Site visits
>
Comment on

any site

visits undertaken

by the

Competent Person and the outcome of
those visits.
>
If no

site visits

have been

undertaken indicate

why this

is the case.
>
MM&A is

very familiar with

the Properties and

has conducted multiple

site visits and

evaluations
of the Property and adjoining properties throughout the years.
>
A site visit to Mon Valley

was conducted as recently as December 2023,

although there are no
facilities or surface expression of

the coal reserves on the Property.

Planned surface areas for
mine facilities were viewed.
Geological
interpretation
>
Confidence in

(or conversely,

the uncertainty

of) the

geological interpretation of

the
mineral deposit.
>
Due to

the relative

structural simplicity

of the

deposits and

the reasonable

continuity of

the
tabular coal beds,

the principal geological

interpretation necessary

to define

the geometry of
the coal deposits is the proper modeling of their thickness and elevation.

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon-Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Norther Appalachian Coal Basin
Pennsylvania, USA
Appendix D:

JORC Table 1
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 8
Criteria JORC Code explanation Commentary
>
Nature of the data used and of any assumptions

made.
>
The effect,

if any,

of alternative

interpretations on

Mineral Resource estimation.
>
The use of geology in guiding

and controlling

Mineral Resource estimation.
>
The factors affecting continuity both of grade and geology.
>
Both coal

thickness and

quality data are

deemed by

MM&A to be

reasonable within

the resource
areas.

>
Therefore, there is a reasonable level of confidence in the geologic interpretations required for coal resource determination

based on the

available data and the

techniques applied to

the data.
Dimensions
>
The extent

and variability of the

Mineral Resource expressed

as length (along strike

or
otherwise), plan width,

and depth

below surface

to the

upper and

lower limits

of the
Mineral Resource.
>
The subject coal

resource areas

mostly exist

in discreet,

individual deposits of

highly variable
dimensions, shapes and depth below the ground surface.
>
Such factors are best depicted in the maps contained in the TRS.
>
Details of

the seam

parameters are

cited within

the TRS

and included

in the

table of

Cut-off
Parameters listed in Section 11.1 of the TRS.

Estimation and
modelling
techniques
>
The

nature

and

appropriateness

of

the

estimation

technique(s)

applied

and

key
assumptions, including

treatment

of

extreme

grade

values,

domaining, interpolation
parameters and

maximum distance

of extrapolation

from

data

points.

If

a

computer
assisted estimation method was chosen include a description

of computer software and
parameters used.
>
The availability of check estimates, previous estimates and/or mine production records
and whether the Mineral Resource estimate

takes

appropriate account

of

such data.
>
The assumptions made regarding

recovery of by-products.
>
Estimation

of

deleterious

elements

or

other

non-grade

variables

of

economic
significance (e.g. sulphur for acid mine drainage characterisation).
>
In the case of block model interpolation, the

block size in relation to the

average sample
spacing and the search employed.
>
Any assumptions behind modelling of

selective mining units.
>
Any assumptions about correlation

between variables.
>
Description

of

how

the

geological

interpretation

was

used

to

control

the

resource
estimates.
>
Discussion of basis for using or not

using grade cutting or capping.
>
The process of validation,

the checking process used,

the comparison of model data to
drill hole data, and use of reconciliation data if available.
>
Geological data was imported into

Carlson Mining
®

(formerly SurvCADD
®
) geological modelling
software in the

form of Microsoft
®

Excel files incorporating, drill

hole collars, seam and

thickness
picks, bottom seam elevations and

raw and washed coal quality. These

data files were validated
prior to importing into the software.
>
Once imported, a geologic model was created.
>
The geological model was verified and reviewed with the digital database records.

>
Resources

were

estimated

by

defining

seam

thickness at

each

point

of

observation

and

by
defining resource confidence arcs around the points of observation.
>
Points of observation

for Measured and Indicated

confidence arcs were

defined for all drill

holes
that intersected the seam.

>
As prescribed by the common

United States classification system

the following distances from
points of observation were used to define the corresponding Resource category arcs:
- Inferred Resources – greater than 3,960 feet (1.2 kilometers) but less than 15,840 feet (4.8 kilometers)
- Indicated Resources – 3,960 feet (1.2 kilometers)
- Measured Resources – 1,320 feet (0.4 kilometers)
>
The use of the

standards commonly used

in the United States

are appropriate and

customary
for this resource jurisdiction and deposition type.
>
MM&A performed a

geostatistical analysis test

of the Coronado

data sets

using the Drill

Hole
Spacing Analysis ( DHSA ) method to justify coal resource confidence levels.

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon-Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Norther Appalachian Coal Basin
Pennsylvania, USA
Appendix D:

JORC Table 1
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 9
Criteria JORC Code explanation Commentary
>
Based on MM&A’s analysis, it

would be possible

to extend the measured,

indicated and inferred
arcs slightly

beyond historically

accepted practices

due to

consistent

geological settings.

The
QP’s have

elected not to

extend arc

distances, introducing a

level of

conservatism in the

coal
classification.
Moisture
>
Whether the tonnages

are estimated

on a dry

basis or with

natural moisture,

and the
method of determination of the moisture content.
>
Coal resource tonnes are presented on a dry, in-situ basis.
>
Reserve tonnes

are presented

on a

moist basis

at anticipated

product moisture

ranging from
4.0 to 6.0 percent. Moisture

content based on historic analyses

of shipped coal from the

region.
Cut-off Parameters
>
The basis of the adopted cut-off grade(s) or quality parameters applied.
>
The cut-off parameters were

tailored for each of the

Coronado properties to be in accordance
with mining/ processing capabilities and market conditions prevalent at each operation.
>
Examples

include

minimum

recoverable

coal

thickness,

acceptable

ash

content

and

wash
recovery, and manageable overburden to coal ratio for surface mineable coal.
>
Details

of

the

parameters

are

cited

within

the

TRS

and

included

in

the

table

of

Cut-off
Parameters listed in Section 11.1 of this TRS.
>
These cut-off

parameters

have

been developed

by MM&A

based on

its experience

with the
Coronado properties and

other mining operations of

the Central and Northern

Appalachian coal
basin.

This experience includes technical and economic evaluations of numerous properties in the region for the purposes of determining the economic viability of the subject coal reserves.
>
A high sulfur grade cutoff was applied to the Lower War Eagle mine deposit at Logan.
Mining factors or
assumptions
>
Assumptions made

regarding

possible mining

methods, minimum

mining dimensions
and internal (or, if applicable, external) mining dilution. It is always necessary as part of
the process

of determining

reasonable prospects

for eventual

economic extraction

to
consider

potential

mining

methods,

but

the

assumptions

made

regarding

mining
methods

and

parameters

when

estimating

Mineral

Resources

may

not

always

be
rigorous. Where this is

the case, this should

be reported with an explanation

of the basis
of the mining assumptions made.
>
Mining factors such

as dilution, mining

and washing recovery

are variable and

have been applied
to the coal deposits at each operation based on site-specific characteristics.
>
Details of the factors are cited within the TRS.
>
Factors that would typically

preclude conversion of a

coal resource to coal

reserve include the
following: inferred resource classification;

absence of coal quality; poor

mine recovery; lack of
access;

insufficient

exploration;

or

uncontrolled

surface

property

for

areas

of

proposed

for
surface mining.

>
While

such

factors

were

used

to

preclude

the

conversion

of

a

very

limited

number

of

coal
resources to coal reserves

in this report,

the extensive history of

mining on the

Properties would
suggest

that

there

are

reasonable

prospects

for

eventual

economic

extractions

of

all

coal
resources under favorable market conditions.

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon-Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Norther Appalachian Coal Basin
Pennsylvania, USA
Appendix D:

JORC Table 1
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 10
Criteria JORC Code explanation Commentary
Metallurgical factors
or assumptions
>
The basis for

assumptions or predictions

regarding metallurgical amenability. It is always
necessary

as

part

of

the

process

of

determining

reasonable

prospects

for

eventual
economic extraction to consider

potential metallurgical methods,

but the assumptions
regarding

metallurgical

treatment

processes

and

parameters

made

when

reporting
Mineral Resources

may not

always be

rigorous. Where

this is

the case,

this should be
reported with an explanation of the basis of the metallurgical assumptions made.
>
The

products

mined

from

coal

resources

controlled

by

Coronado

can

be

sold

into

high-,

mid-,

and

low-volatile

metallurgical

coal

markets

because

of

their

inherent

quality
characteristics.

>
Run-of-mine production is washed at the coal preparation plants as needed for quality control.

>
Coronado may blend production from multiple sources to manage ash and sulfur content along
with the rheological and petrographic characteristics of the shipped products.

Environmental
factors or
assumptions
>
Assumptions made regarding possible waste and

process residue disposal options. It is
always

necessary

as

part

of

the

process

of

determining

reasonable

prospects

for
eventual economic

extraction to

consider the

potential environmental

impacts of

the
mining and

processing operation.

While at

this stage

the determination

of potential
environmental impacts,

particularly for

a greenfields

project, may

not always

be well
advanced, the

status of

early consideration

of these

potential environmental

impacts
should

be

reported.

Where

these

aspects

have

not

been

considered

this

should

be
reported with an explanation of the environmental assumptions made.
>
A study

completed on

behalf of

Coronado for

Mon Valley

has identified

a Preferred

Site for
refuse disposal at Pangburn with

capacity of 22.6 million

cubic meters.

Estimated requirements
for Pangburn

and Shaner combined is

29.7 million tonnes or

approximately 13.2

million cubic
meters.

Permitting for such a facility is anticipated to be achievable.
>
MM&A completed

a Limited

Phase I

Environmental

Site Assessment

(ESA)

on the

Buchanan
property in April 2016 on behalf

of Coronado.

Coronado reports not having

conducted such a
study since the MM&A studies.

>
The

ESAs

completed

by

MM&A

included

a

site

inspection,

review

of

historical

records,

a
database search

of State

and Federal

regulatory records

and interviews

to identify

potential
recognized

environmental

conditions

(RECs)

that

may

create

environmental

liability

for

the
sites.

>
Based on these former

ESAs completed by

MM&A, it is MM&A’s

opinion that Coronado has

a
generally typical coal industry record

of compliance with applicable mining, water quality,

and
environmental

laws.

Estimated

costs

for

mine

closure,

including

water

quality

monitoring
during site reclamation, are included in the TRS financial models.

Bulk density
>
Whether

assumed

or

determined.

If

assumed,

the

basis

for

the

assumptions.

If
determined, the method

used, whether wet

or dry, the frequency

of the measurements,
the nature, size and representativeness of the samples.
>
The

bulk

density

for

bulk

material

must

have

been

measured

by

methods

that
adequately

account

for

void

spaces

(vugs,

porosity,

etc),

moisture

and

differences
between rock and alteration zones within the deposit.
>
Discuss assumptions

for bulk

density estimates

used in

the evaluation

process of

the
different materials.
>
Laboratory derived seam densities measured in specific gravity were used where available.

As
needed, these data

were supplemented by estimated seam

density values based on

the relative
proportion of

coal and

non-coal material

within the

seam (typically

at 1.30

and 2.25

specific
gravity, respectively).
>
Average seam density was determined for each coal deposit

and used to convert coal volumes
into coal tonnage estimates.
Classification
>
The

basis

for

the

classification

of

the

Mineral

Resources

into

varying

confidence
categories.
>
Whether

appropriate

account

has

been

taken

of

all

relevant

factors

(i.e.

relative
confidence

in

tonnage/grade

estimations,

reliability

of

input

data,

confidence

in
continuity of geology and metal values, quality, quantity and distribution of the data).
>
The

Resource

has

been

classified

based

on

suitable

distances

from

points

of

observations
prescribed in the common United States classification system.
>
The

use

of

the

United

States

standards

is

appropriate

and

customary

for

this

resource
jurisdiction and deposition type.

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon-Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Norther Appalachian Coal Basin
Pennsylvania, USA
Appendix D:

JORC Table 1
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 11
Criteria JORC Code explanation Commentary
>
Whether the result appropriately reflects the Competent
>
Person’s view of the deposit.
>
MM&A performed a

geostatistical analysis test

of the Coronado

data sets

using the Drill

Hole
Spacing Analysis ( DHSA ) method.
>
Based on MM&A’s analysis, it

would be possible

to extend the measured,

indicated and inferred
arcs slightly

beyond historically

accepted practices

due to

consistent

geological settings.

The
QP’s have

elected not to

extend arc

distances, introducing a

level of conservatism

in the coal
classification.
>
All relevant

factors have

been accounted

for and

reflect the

Competent Person’s

view of

the
deposit.
Audits or reviews
>
The results of any audits or reviews of Mineral Resource estimates.
>
MM&A completed

prepared a

statement of

coal resources

and reserves

for the

Properties in
accordance with the JORC Code

as of December 31, 2017.

MM&A also subsequently updated
the estimate of

resources and reserves

for depletion as

of December 31,

2018, December 31,
2019, December 31, 2020, December 31, 2021, December 31, 2022 and December

31, 2023.
>
MM&A performed a previous audit of

the Properties in year 2017

for Coronado based on

U.S.
Securities and Exchange Commission (SEC) Industry Guide 7 and USGS Circular 891 standards.

>
Earlier audits were

performed by various

independent consultants for

predecessors-in-title to
Coronado and at various

levels of detail depending

on the clients

concerns and the allotted

time
for

completion.

Previous

audits

and

reviews

defined

the

primary

coal

resource

areas

and
estimated the recoverable tonnes for each seam based on the expected mining methods.

>
Additionally,

MM&A

has

performed

proprietary

evaluations

for

predecessors-in-title

to
Coronado, which encompass portions of the Properties included in this TRS.
Discussion of
relative accuracy/
confidence
>
Where

appropriate a

statement

of the

relative

accuracy and

confidence

level in

the
Mineral Resource estimate using an approach or procedure deemed appropriate by the
Competent

Person.

For

example,

the

application

of

statistical

or

geostatistical
procedures to

quantify the relative

accuracy of

the resource within

stated confidence
limits, or, if such an approach is not deemed appropriate,

a qualitative discussion of the
factors that could affect the relative accuracy and confidence of the estimate.
>
The statement should

specify whether it

relates to global or

local estimates, and, if

local,
state

the

relevant

tonnages,

which

should

be

relevant

to

technical

and

economic
evaluation. Documentation should

include assumptions made

and the procedures

used.
>
These

statements

of

relative

accuracy

and

confidence

of

the

estimate

should

be
compared with production data, where available.
>
The relative

accuracy of

and confidence

in the

coal tonnage

and quality

estimates provided
herein are judged to be in conformance with current industry best-practices.

>
The representation of average coal quality characteristics should be understood to represent a
reasonably representative

sampling

that is

generally

indicative

of

coal

quality and

does

not
represent a statistically rigorous approach to coal quality modeling.
>
Resource estimation

has been

completed using

standard coal

estimation methods

which are
deemed appropriate for this deposit.
Section 4 Estimation and Reporting of Ore Reserves

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon-Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Norther Appalachian Coal Basin
Pennsylvania, USA
Appendix D:

JORC Table 1
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(Criteria listed in the preceding section also apply to this section.)
Criteria JORC Code explanation Commentary
Mineral Resource
estimate for
conversion to Ore
Reserves

>
Description of the Mineral Resource estimate used as a basis for the conversion to an
Ore Reserve.
>
The coal resource estimate was prepared as part of the report Coronado Global Resources
Inc. Statement of Coal Resources and Reserves in Accordance with JORC Code and United
States SEC Standards as of December 31, 2024 – Northern and Central Appalachian Coal
Basins – Virginia, West Virginia and Pennsylvania, USA – February 2025 prepared by
MM&A.
>
The resource estimation criteria were developed by MM&A based on the capabilities of the mining equipment used within the production model and on industry-accepted standards to assure that the basic geologic characteristics of the coal resources are in reasonable conformity with those to be mined and marketed by Coronado.
>
Clear statement as to whether the Mineral Resources are reported additional to, or inclusive of, the Ore Reserves.
>
Coal resources generally are reported inclusive of the coal reserves.

In some cases,
resources are reported in addition to coal reserves.

Tables 1-1 and 11-3 of the TRS clearly
identify resources “inclusive of mine plan” from which coal reserves were estimated along with those resources “exclusive of mine plan” from which no reserves were estimated.

Site visits

>
Comment on any site visits undertaken by the Competent Person and the outcome of those visits.
>
MM&A is very familiar with the Properties and has conducted multiple site visits and reserve evaluations throughout the years.
>
A site visit was conducted to Mon Valley as recently as December 2023 to assess proposed surface mine facilities areas.

Currently there are no mine facilities or surface expression of the coal reserve on the Property.
Study status

>
The type and level of study undertaken to enable Mineral Resources to be converted to Ore Reserves.
>
A preliminary feasibility LOM plan was prepared by MM&A for active and proposed mines.

>
The Code requires that a study to at least Pre-Feasibility Study level has been undertaken to convert Mineral Resources to Ore Reserves. Such studies will have been carried out and will have determined a mine plan that is technically achievable and economically viable, and that material Modifying Factors have been considered.
>
This geologic evaluation conducted in accordance with JORC and SEC standards and in conjunction with the preliminary feasibility study is sufficient to conclude that the surface, highwall miner and underground coal reserves identified on the Properties are economically mineable under reasonable expectations of market prices for thermal and metallurgical coal products, estimated operation costs, and capital expenditures.
>
The pre-feasibility financial models, prepared by MM&A for this TRS, was developed to test the economic viability of each coal resource area.
>
Proved and probable coal reserves were derived from the defined in-situ coal resource considering relevant processing, economic (including independent estimates of capital, revenue and cost, marketing, legal, environmental, socioeconomic, and regulatory factors).
Cut-off parameters
>
The basis of the adopted cut-off grade(s) or quality parameters applied.
>
The cut-off parameters were tailored for each of the Coronado properties to be in accordance with mining/ processing capabilities and market conditions prevalent at each operation.
>
Examples include minimum recoverable coal thickness, acceptable ash content and wash recovery, and manageable overburden to coal ratio for surface mineable coal.

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon-Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Norther Appalachian Coal Basin
Pennsylvania, USA
Appendix D:

JORC Table 1
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& A
SSOCIATES
, I
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. 13
Criteria JORC Code explanation Commentary
>
Details of the parameters are cited within the TRS and included in the table of Cut-off
Parameters listed in Section 11.1 of this TRS.
>
These cut-off parameters have been developed by MM&A based on its experience with the
Coronado properties and are typical of mining operations in the Central and Northern
Appalachian coal basin.

This experience includes technical and economic evaluations of numerous properties in the region for the purposes of determining the economic viability of the subject coal reserves.
Mining factors or
assumptions

>
The method and assumptions used as reported in the Pre-Feasibility or Feasibility
Study to convert the Mineral Resource to an Ore Reserve (i.e. either by application of appropriate factors by optimisation or by preliminary or detailed design).
>
After validating coal seam data and establishing correlations, the thickness and elevation for seams of economic interest were used to generate a geologic model.
>
A pre-feasibility LOM plan was prepared by MM&A for active and proposed mines.

MM&A
prepared mine projections and production timing forecasts based on coal seam characteristics.

Production timing was carried out from 2025 to depletion (exhaustion) of the coal reserve areas.
>
The choice, nature and appropriateness of the selected mining method(s) and other mining parameters including associated design issues such as pre-strip, access, etc.
>
The room-and-pillar mining method was selected to model the underground mining resources, utilizing continuous miners for coal extraction, shuttle cars for production section haulage and roof bolters for roof control, with the exception that the Buchanan
Mine also uses longwall shearers, armored face conveyors, and hydraulic self-advancing roof support.

The resource areas located above drainage are relatively small and often have irregular boundaries. The Buchanan Mine in Buchanan County, Virginia is the only active longwall mine currently being operated by Coronado.
>
The Coronado underground mining resource areas which are located above-drainage require an access road and mine access development along the outcrop, whereas below-
drainage mines are accessed via shaft or slope based on other proposed surface infrastructure locations and/or surface property control.

>
The surface mining method selected utilizes highly productive hydraulic shovels, front-end loaders, large tractors and rock trucks for overburden removal.

The mobile equipment
spreads adapt readily to winding coal outcrops for contour surface mining and are effective for point-removal and area mining applications.
>
Application of highwall and auger mining units is an effective method to recover coal resources not suitable for underground mining and under excessive cover for surface mining.
>
The assumptions made regarding geotechnical parameters (e.g. pit slopes, stope sizes, etc.), grade control and pre-production drilling.
>
Mining plans for potential underground mines were developed by MM&A.

Coal pillar
stability was tested by MM&A using the Analysis of Coal Pillar Stability (ACPS ) software programs.

>
Coronado must obtain approved mining plans from United States Department of Labor
Mine Safety and Health Administration ( MSHA ) that define safety parameters for the highwalls developed during contour and area mining.

MM&A’s planning model does not
require input of specific highwall design parameters, but provides for timing of mining

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon-Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Norther Appalachian Coal Basin
Pennsylvania, USA
Appendix D:

JORC Table 1
M
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& A
SSOCIATES
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. 14
Criteria JORC Code explanation Commentary
within mine plan polygons that is representative of the operation performance attained at
Central Appalachia surface mines.
>
Highwall and auger mining is conducted under highwalls designed and constructed to meet
MSHA permit requirements.

To better assure highwall stability and safety

during highwall
coal extraction, MSHA requires that coal fenders, or stumps, be left in place between successive cuts. Periodic barrier pillars must be left in place as an additional safeguard.

MM&A has adjusted the expected mining recovery for highwall and auger mining resources to reflect highwall stability and safety requirements.
>
The major assumptions made and Mineral Resource model used for pit and stope optimisation (if appropriate).
>
Underground Mining Resources:

For metallurgical resources, minimum coal seam thickness
extends down to between 0.6 and 1.2 meters and a minimum overburden (depth of cover)
of 30.5 meters.

A 61-meter horizontal distance is maintained from abandoned mines and sealed or pillared areas, and a 30-meter horizontal distance is maintained from planned highwall miner panels.

Mine recovery is reduced when a rider coal seam is present within a
1.5- to 3.0-meter interval above the coal seam.

No mining is projected when the interval
between overlying and underlying reserves is less than 12 meters.
>
Surface Mining Resources:

For classification as a surface-mineable resource, a seam must be at least 0.3 meters in thickness as a stand-alone (principal) seam and 0.15 meters in thickness when less than 0.8 meters from a principal seam.

The maximum cumulative area
mining strip ratio is generally 20:1 for thermal coal and 30:1 for metallurgical coal.

Some
areas were assessed for their economic viability at higher ratios, and were included as reserves if deemed economic.

For contour surface mining, a minimum of 38-meter bench
is provided to support HWM.
>
HWM and Auger Mining Resources: HWM cut depth (penetration) is established at a maximum of 244 meters.

The minimum mineable coal thickness is limited at 0.6 meters.
For coal seams less than 0.8 meters thick, roof and/or floor characteristics must allow OSD cutting to maintain a 0.8-meter minimum cutting height. Auger mining cut depth is established at an average of 91 meters.

The minimum mineable coal thickness is limited at
0.5 meters.
>
The mining dilution factors used.
>
Underground Mining Reserves:

The planning model assigns minimum mining heights of 1.4
to 2.3 meters for mains and panel development.

At the Buchanan Mine, a minimum mining
height of 1.8 meters was used due to the longwall mining method being employed.

For
coal seams thinner than the assigned mining height, the difference between the coal seam height and assigned mining height consists of OSD.

In all cases a minimum of 0.05 meters
of OSD was assumed, with the exception of the Mon Valley mines, where a minimum 0.15 meters of OSD was assumed due to weaker floor strata.
>
Surface Mining Reserves:

Area mining is generally limited to a cumulative overburden ratio of 30:1 and a 15:1 ratio for contour mining.

Exceptions were considered for mining of

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon-Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Norther Appalachian Coal Basin
Pennsylvania, USA
Appendix D:

JORC Table 1
M
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SSOCIATES
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. 15
Criteria JORC Code explanation Commentary
metallurgical grade coal where deemed economical.

It is assumed that careful cleaning of
exposed coal pits will result in minimal OSD.
>
HWM and Auger Mining Reserves:

The mining plan assumes that the HWM cutting height
is a minimum of 76 to 99 centimeters for clearance purposes.

When the coal seam is less
than 76 to 99 centimeters thick, OSD assumed and included in the ROM product. Because the auger has very limited OSD cutting ability, it is assumed that an appropriate auger diameter will be chosen based on the coal seam thickness and that OSD will be minimal.
>
The mining recovery factors used.
>
Underground Mining Reserves:

Mine recovery generally varies between 40 and 60 percent
for continuous mining panels, and 100 percent for longwall.
>
Surface Mining Reserves:

Mining recovery is 90 percent for virgin areas.

Mining recovery is
reduced where second mining is projected in previously underground and auger mined areas.
>
HWM and Auger Mining Reserves:

A mine recovery of 40 percent has been applied for
HWM. A mine recovery of 35 percent has been applied for auger mining.
>
Any minimum mining widths used.
>
Underground Mining Reserves:

Typical entry width is 5.8 to 6.1 meters.
>
The manner in which Inferred Mineral Resources are utilised in mining studies and the sensitivity of the outcome to their inclusion.
>
Proved and probable coal reserve were derived from the defined in-situ coal resource considering relevant processing, economic (including independent estimates of capital, revenue and cost, marketing, legal, environmental, socioeconomic, and regulatory factors).
>
The infrastructure requirements of the selected mining methods.
>
Underground Mining Resources:

The continuous mining method provides for the
extraction of coal from the production faces using continuous miners (and longwall shearing machine at Buchanan) and haulage using shuttle cars or battery haulers to a feeder-breaker located at the tail of the section conveyor belt.

The feeder-breaker crushes
large pieces of coal and rock and regulates coal feed onto the mine conveyor.

A chain
conveyor is used to remove coal from the longwall face at the Buchanan Mine for placement onto the conveyor belt which is ultimately delivered to an underground storage bunker.

Roof-bolting machines are used to install roof bolts, and battery scoops are available to clean the mine entries and assist in delivery of mine supplies to work areas.

Surface ventilation fans are installed as needed to provide a sufficient volume of air to ventilate production sections, coal haulage and transport entries, battery charging stations, and transformers in accordance with approved plans.
>
Coronado currently operates two coal preparation plants, one each at the Buchanan and
Logan County Divisions.

The Buchanan Plant operates at a feed rate of approximately
1,270 raw tonnes per hour ( tph ), whereas the Saunders Plant (Logan County Division) has a nominal feed rate of 1,088 tph. MM&A has included capital estimates for construction of additional coal preparation plants at the Russell County and Mon Valley Complex for the purposes of this TRS.

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon-Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Norther Appalachian Coal Basin
Pennsylvania, USA
Appendix D:

JORC Table 1
M
ARSHALL
M
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& A
SSOCIATES
, I
NC
. 16
Criteria JORC Code explanation Commentary
>
Surface Mining Resources: The surface mining mobile equipment spreads advance the contour and area mining pits while systematically reclaiming the trailing side of pits where coal has been removed.

The coal haul roads are extended and maintained as the pits
advance.

Support facilities are maintained nearby but away from the active mining, and include storage areas for blasting agents, fuel and lubricants, and mine supplies along with maintenance facilities and offices.

Most of the surface mine production is transported to a
loading point for crushing, blending and direct-shipment to customers.

>
HWM and Auger Resources: The HWM equipment advances along with the contour mining pits.

The rate of advance of the contour mining is governed by the advancement rate of the HWM.

A diesel-powered generator trails the highwall miner and powers the continuous mining unit.

Other support facilities are provided along with the contour mining support facilities.

HWM production is all transported by truck to the coal
preparation plant for washing.
Metallurgical factors
or assumptions

>
The metallurgical process proposed and the appropriateness of that process to the style of mineralisation.
>
Coarse material is washed in a heavy medium vessel.

Intermediate-size material is washed
in heavy medium cyclones.

Fine material is washed using conventional froth flotation cells.
>
Whether the metallurgical process is well-tested technology or novel in nature.
>
Processes are typical of those used in the coal industry and are in use at adjacent coal processing plants.
>
The nature, amount and representativeness of metallurgical test work undertaken, the nature of the metallurgical domaining applied and the corresponding metallurgical recovery factors applied.
>
The quality characteristics for the subject coal resources and coal reserves have been reviewed in detail by MM&A.

The drill hole data were utilized to develop average coal
quality characteristics mining site.

These average coal quality characteristics were then
utilized as the basis for determining the various markets into which the saleable coal will likely be placed.
>
Any assumptions or allowances made for deleterious elements.
>
No significant effects on product quality are anticipated from dilution material; float product quality was used to model final product quality.
>
The existence of any bulk sample or pilot scale test work and the degree to which such samples are considered representative of the orebody as a whole
>
No bulk sample or pilot scale work has been completed.
>
For minerals that are defined by a specification, has the ore reserve estimation been based on the appropriate mineralogy to meet specifications?
>
Notwithstanding the complexity of the coal quality data set, the seams of the central and northern Appalachian coalfields have a long history of providing both high-Btu thermal coals and high-, mid- and low-volatile coking coals with favorable metallurgical properties.
Environmental

>
The status of studies of potential environmental impacts of the mining and processing operation. Details of waste rock characterisation and the consideration of potential sites, status of design options considered and, where applicable, the status of approvals for process residue storage and waste dumps should be reported.
>
A study completed on behalf of Coronado has identified a Preferred Site for refuse disposal at Pangburn with capacity of 22.6 million cubic meters.

Estimated requirements for
Pangburn and Shaner combined is 29.7 million tonnes or approximately 13.2 million.
>
MM&A completed a Limited Phase I Environmental Site Assessment ( ESA ) on the Buchanan
property in April 2016, and on the Logan County Properties in May 2017 on behalf of
Coronado.
>
Based on these former ESAs completed by MM&A, it is MM&A’s opinion that Coronado has a generally typical coal industry record of compliance with applicable mining, water quality, and environmental laws.

Estimated costs for mine closure, including water quality
monitoring during site reclamation, are included in the TRS financial models.

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon-Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Norther Appalachian Coal Basin
Pennsylvania, USA
Appendix D:

JORC Table 1
M
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M
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& A
SSOCIATES
, I
NC
. 17
Criteria JORC Code explanation Commentary
Infrastructure

>
The existence of appropriate infrastructure: availability of land for plant development, power,

water,

transportation

(particularly

for

bulk

commodities),

labour,
accommodation;

or

the

ease

with

which

the

infrastructure

can

be

provided

or
accessed.
>
Coronado currently operates two surface mines (Toney Fork & Middle Fork Mines at the
Logan Mine Complex).

>
Coronado operates five underground mines as follows:

Buchanan Mine at the Buchanan
Mine Complex; Powellton No. 1, Eagle No. 1, Muddy Bridge and Lower War Eagle Mines in
the Logan Mine Complex.
>
All ROM production is currently planned for either truck transportation from the mines to the processing or shipping facilities, or in some cases there is either a current or planned mine mouth preparation plant and barge/rail loading facility.

>
There is a network of public highways that provide serviceable coal haul routes and private, internal roads on the Properties would be developed as may be needed.

Rail service to the
Properties is most readily provided by NS and CSX with connections to both domestic consumers and international trans-shipment points.

NS track is located across the
Monongahela River from the proposed Pangburn Hollow load-out facility.

Coal would be
shipped to customers via barge and rail and sold as both metallurgical and thermal products.

Costs

>
The derivation of, or assumptions made, regarding projected capital costs in the study.
>
The methodology used to estimate operating costs.
>
Coronado provided historical and 5-year budget operating costs for its active mines for
MM&A’s review.

MM&A used the historical and/or budget cost information as a reference and developed personnel schedules for each mine.

Hourly labor rates and salaries were
based upon information contained in Coronado’s financial summaries.

Fringe benefit costs
were developed for vacation and holidays, federal and state unemployment insurance, retirement, workers’ compensation and pneumoconiosis, casualty and life insurance, healthcare and bonuses.

A cost factor for mine supplies was developed that relates
expenditures to mine advance rates for roof control costs and other mine supply costs at underground mines.

Other factors were developed for maintenance and repair costs, rentals, mine power, outside services and other direct mining costs.
>
Surface mine direct operating costs were developed as a function of overburden ratio for repair and maintenance supplies, diesel fuel, explosives and blasting, and miscellaneous supplies and services.

Operating costs for highwall mines are based on costs per ROM tonne estimates.

Other cost factors were developed for coal preparation plant processing, refuse handling, coal loading, trucking, property taxes, and insurance and bonding.

Appropriate royalty rates were assigned for production from leased coal lands and sales taxes were calculated for state severance taxes,

the federal black lung excise tax, and
federal and state reclamation fees.
>
Capital schedules were developed by MM&A for mine development, infrastructure, and on-
going capital requirements for the life of each projected mine.

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon-Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Norther Appalachian Coal Basin
Pennsylvania, USA
Appendix D:

JORC Table 1
M
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M
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& A
SSOCIATES
, I
NC
. 18
Criteria JORC Code explanation Commentary
>
Staffing levels were prepared and operating costs estimated by MM&A for each projected mine.

MM&A utilized historical cost data provided by Coronado and its own knowledge and experience to estimate direct and indirect operating costs.

>
Allowances made for the content of deleterious elements.
>
No allowances have been made for deleterious elements; no impact to quality from deleterious elements is anticipated.
>
The derivation of assumptions made of metal or commodity price(s), for the principal minerals and co- products.
>
Coronado provided MM&A with price forecasts for all Properties.

Customer coal pricing is
derived from market observed forward estimates based on global economic supply and demand analysis which is applied to mine plan sales volumes and product mix and is supplemented with Coronado’s in-house knowledge of applicable rail transportation charges, ocean freight charges and port charges.

Coal price forecasts for the various
products were provided by Coronado for various coal markets in terms of US real dollars per metric tonne.

MM&A applied a 2% inflation factor in order to estimate the prices in nominal dollars.
>
Derivation of transportation charges.
>
Coronado provided MM&A with price forecasts for all Properties.

Customer coal pricing is
derived from market observed forward estimates based on global economic supply and demand analysis which is applied to mine plan sales volumes and product mix and is supplemented with Coronado’s in-house knowledge of applicable rail transportation charges, ocean freight charges and port charges Coal price forecasts for the various products were provided by Coronado for various coal markets in terms of US real dollars per metric tonne.

MM&A applied a 2% inflation factor in order to estimate the prices in nominal dollars.
>
The basis for forecasting or source of treatment and refining charges, penalties for failure to meet specification, etc.
>
MM&A utilized historical cost data provided by Coronado and its own knowledge and experience to estimate direct and indirect operating costs.

All ROM production is currently
planned for either truck transportation from the mines to the processing or shipping facilities, or in some cases there is either a current or planned mine mouth preparation plant and barge/rail loading facility.
>
The allowances made for royalties payable, both Government and private.
>
Appropriate royalty rates were assigned for production from leased coal lands and sales taxes were calculated for state severance taxes,

the federal black lung excise tax, and
federal and state reclamation fees.
Revenue factors

>
The derivation of, or assumptions made regarding revenue factors including head grade, metal or commodity price(s) exchange rates, transportation and treatment charges, penalties, net smelter returns, etc.
>
Coronado provided MM&A with price forecasts for all Properties.

Customer coal pricing is
derived from market observed forward estimates based on global economic supply and demand analysis which is applied to mine plan sales volumes and product mix and is supplemented with Coronado’s in-house knowledge of applicable rail transportation charges, ocean freight charges and port charges.

Coal price forecasts for the various
products were provided by Coronado for various coal markets in terms of US real dollars per metric tonne.

MM&A applied a 2% inflation factor in order to estimate the prices in nominal dollars.

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon-Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Norther Appalachian Coal Basin
Pennsylvania, USA
Appendix D:

JORC Table 1
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 19
Criteria JORC Code explanation Commentary
>
The derivation of assumptions made of metal or commodity price(s), for the principal metals, minerals and co-products.
>
Coal sales prices as defined above.

All reported reserves are on a marketable basis.
Market assessment

>
The demand, supply and stock situation for the particular commodity, consumption trends and factors likely to affect supply and demand into the future.
>
Coronado provided MM&A with price forecasts for all Properties.

Customer coal pricing is
derived from market observed forward estimates based on global economic supply and demand analysis which is applied to mine plan sales volumes and product mix and is supplemented with Coronado’s in-house knowledge of applicable rail transportation charges, ocean freight charges and port charges.

Coal price forecasts for the various
products were provided by Coronado for various coal markets in terms of US real dollars per metric tonne.

MM&A applied a 2% inflation factor in order to estimate the prices in nominal dollars.
>
A customer and competitor analysis along with the identification of likely market windows for the product.
>
All of the mine production serves metallurgical and thermal markets.

The metallurgical coal
is marketed as high-volatile (typically 28 percent or greater volatile matter content); mid-
volatile (typically 23- to 27-percent volatile matter content) and low-volatile (typically less than 23 percent volatile matter content) products.
>
Raw ROM production that requires washing is currently processed through Coronado owned and operated coal preparation plants.

>
ROM coal that does not require further processing is delivered directly to the loading points for sizing and delivery to customers.

Coronado has access to two rail-loading points
serviced by the Norfolk Southern Corporation ( NS )

and two rail-loading points serviced by
CSX Corporation ( CSX ) .
>
Price and volume forecasts and the basis for these forecasts.
>
Carlson Mining
®

was used by MM&A to generate mine plans for underground-

and surface-
mineable coal seams.

Underground mine plans were sequenced based on productivity
schedules provided by Coronado, which were based on historically achieved productivity levels.

Surface mine plans were generated under productivity assumptions (bank cubic yard per shift) as provided by Coronado and reviewed by MM&A, again based heavily on productivity levels achieved by Coronado.

All production forecasting ties assumed
production rates to geological models as constructed independently by MM&A’s team of geologists and mining engineers.
>
Coronado provided MM&A with price forecasts for all Properties.

Customer coal pricing is
derived from market observed forward estimates based on global economic supply and demand analysis which is applied to mine plan sales volumes and product mix and is supplemented with Coronado’s in-house knowledge of applicable rail transportation charges, ocean freight charges and port charges.

Coal price forecasts for the various
products were provided by Coronado for various coal markets in terms of US real dollars per metric tonne.

MM&A applied a 2% inflation factor in order to estimate the prices in nominal dollars.

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon-Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Norther Appalachian Coal Basin
Pennsylvania, USA
Appendix D:

JORC Table 1
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Criteria JORC Code explanation Commentary
Economic

>
The inputs to the economic analysis to produce the net present value (NPV) in the study, the source and confidence of these economic inputs including estimated inflation, discount rate, etc.
>
On an unlevered basis, the NPV of the project cash flows after taxes was estimated for the purpose of classifying coal reserves.

The project cash flows, excluding debt service, are
calculated by subtracting direct and indirect operating expenses and capital expenditures from revenue.

Direct costs include labor, drilling and blasting, operating supplies, maintenance and repairs, facilities costs for materials handling, coal preparation, refuse disposal, coal loading, sampling and analysis services, reclamation and general and administrative costs.

Indirect costs include statutory and legally agreed upon fees related to direct extraction of the mineral.

The indirect costs are the Federal black lung tax,
Federal and State reclamation taxes, property taxes, local transportation prior to delivery at rail or barge loading sites, coal production royalties, sales and use taxes, income taxes and State severance taxes. Coronado’s historical costs

provided a useful reference for
MM&A’s cost estimates.
>
Coronado provided MM&A with price forecasts for all Properties.

Customer coal pricing is
derived from market observed forward estimates based on global economic supply and demand analysis which is applied to mine plan sales volumes and product mix and is supplemented with Coronado’s in-house knowledge of applicable rail transportation charges, ocean freight charges and port charges.

Coal price forecasts for the various
products were provided by Coronado for various coal markets in terms of US real dollars per metric tonne.

MM&A applied a 2% inflation factor in order to estimate the prices in nominal dollars.
>
All costs and prices are based on year-end 2024 nominal United States dollars.
>
A pre-feasibility LOM plan was prepared by MM&A for active and proposed mines.

MM&A
prepared mine projections and production timing forecasts based on coal seam characteristics.

Production timing was carried out from 2025 to depletion (exhaustion) of the coal reserve areas, which is projected for the year 2102.
>
The all-mines average cash cost ranges between approximately $88 and $381 per tonne for most of the operating period.
>
NPV ranges and sensitivity to variations in the significant assumptions and inputs.
>
An estimate of NPV at a base discount rate of 10.0% was included in Section 19 of the TRS.
>
NPV of the Buchanan, Russell, Mon Valley and Logan Properties was estimated to be $1.086 billion, $72.4 million, $365.2 million and $525.6 million, respectively.

>
The sensitivity study shows the NPV at the 10.0% discount rate when Base Case sales prices, operating costs, and capital costs are increased and decreased in increments of 5%
within a +/- 15% range.

Social

>
The status of agreements with key stakeholders and matters leading to social license to operate.
>
Portions of the properties are located near local communities.

Regulations prohibit mining
activities within 91 meters of a residential dwelling, school, church, or similar structure unless written consent is first obtained from the owner of the structure.

Where required,
such consents have been obtained where mining is proposed beyond the regulatory limits.
Other

To the extent relevant, the impact of the following on the project and/or on the estimation and classification of the Ore Reserves:

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon-Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Norther Appalachian Coal Basin
Pennsylvania, USA
Appendix D:

JORC Table 1
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Criteria JORC Code explanation Commentary
>
Any identified material naturally occurring risks.
>
No material naturally occurring risks have been identified.
>
The status of material legal agreements and marketing arrangements.
>
The Coronado coal resources are located in Buchanan, Russell and Tazewell Counties,
Virginia; Logan, Boone and Wyoming Counties, West Virginia; Allegheny, Washington

and
Westmoreland Counties, Pennsylvania.
>
MM&A has not carried out separate title verification for the coal properties and has not verified leases, deeds, surveys or other property control instruments pertinent to the subject resources.
>
Coronado has represented to MM&A that it controls the mining rights to the reserves as shown on its property maps, and MM&A has accepted these as being a true and accurate depiction of the mineral rights controlled by Coronado.

The TRS assumes the properties
are developed under responsible and experienced management.
>
The status of government agreements and approvals critical to the viability of the project, such as mineral tenement status and government and statutory approvals.
There must be reasonable grounds to expect that all necessary Government approvals will be received within the timeframes anticipated in the Pre-Feasibility or Feasibility study. Highlight and discuss the materiality of any unresolved matter that is dependent on a third part on which extraction of the reserve is contingent.
>
Coronado has obtained all mining and discharge permits to operate 13 underground mines,
8 surface mines, and 7 processing, loadout or related facilities.

MM&A is unaware of any
obvious or current Coronado permitting issues that are expected to prevent the issuance of future permits.

Coronado, along with all Central and Northern Appalachian basin coal producers, is subject to a level of uncertainty regarding future clean water permits due to
United States Environmental Protection Agency ( EPA )

involvement with state programs.
Classification

>
The basis for the classification of the Ore Reserves into varying confidence categories.
Whether the result appropriately reflects the Competent Person’s view of the deposit.
The proportion of Probable Ore Reserves that have been derived from Measured
Mineral Resources (if any).
>
Measured and indicated resources have been converted to proved and probable reserves, respectively.
>
None of the probable coal reserves have been derived from measured resources.
>
In a limited number of cases where there was only very limited data available to demonstrate the metallurgical suitability of a given coal deposit, that deposit was classified as a probable reserve instead of a proved reserve.
>
The results of this TRS define an estimated total initial ROM recoverable ore (coal) reserve estimate of 516 million tonnes for Coronado as follows:
a)

Buchanan =

169 Mt
b)

Logan

=

99 Mt
c)

Russell

=

50 Mt
d)

Mon Valley =

197 Mt

>
Coronado controls a total of 310 Mt (moist basis) of marketable coal reserves for Coronado as of December 31, 2024 (total may not add due to rounding).

Of that total, 71 percent are
proved, and 29 percent are probable.

Total reserves by complex are as follows:
a)

Buchanan

=

83 Mt
b)

Logan

=

62 Mt
c)

Russell

=

30 Mt
d)

Mon Valley =

134 Mt

Audits or reviews
>
The results of any audits or reviews of Ore Reserve estimates.
>
MM&A completed prepared a statement of coal resources and reserves for the Properties in accordance with the JORC Code as of December 31, 2017.

MM&A also subsequently

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon-Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Norther Appalachian Coal Basin
Pennsylvania, USA
Appendix D:

JORC Table 1
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Criteria JORC Code explanation Commentary
updated the estimate of resources and reserves for depletion as of December 31, 2018,
December 31, 2019, December 31, 2020, December 31, 2021, December 31, 2022

and
December 31, 2023.
>
MM&A performed a previous audit of the Properties in year 2017 for Coronado based on
U.S. Securities and Exchange Commission ( SEC )

Industry Guide 7 standards.

Earlier audits
were performed by various independent consultants for predecessors-in-title to Coronado and at various levels of detail depending on the clients concerns and the allotted time for completion.

Previous audits and reviews defined the primary coal resource areas and estimated the recoverable tonnes for each seam based on the expected mining methods.
>
Additionally, MM&A has performed proprietary evaluations for predecessors-in-title to
Coronado, which encompass portions of the Properties included in this TRS.
Discussion of relative
accuracy/ confidence

>
Where appropriate a statement of the relative accuracy and confidence level in the
Ore Reserve estimate using an approach or procedure deemed appropriate by the
Competent Person. For example, the application of statistical or geostatistical procedures to quantify the relative accuracy of the reserve within stated confidence limits, or, if such an approach is not deemed appropriate, a qualitative discussion of the factors which could affect the relative accuracy and confidence of the estimate.
>
Operations on the Properties by Coronado and its predecessors have been on-going for many years.

>
MM&A is confident that the mine plans and financial models are reasonably representative to provide an accurate estimation of coal reserves.
>
Mine development and operation have not been optimized within the TRS.
>
The statement should specify whether it relates to global or local estimates, and, if local, state the relevant tonnages, which should be relevant to technical and economic evaluation. Documentation should include assumptions made and the procedures used.
>
Proved and probable coal reserve were derived from the defined in-situ coal resource considering relevant processing, economic (including independent estimates of capital, revenue and cost), marketing, legal, environmental, socioeconomic, and regulatory factors on a global scale as current local data reflects the global assumptions.
>
Accuracy and confidence discussions should extend to specific discussions of any applied Modifying Factors that may have a material impact on Ore Reserve viability, or for which there are remaining areas of uncertainty at the current study stage.
The major risk factors for the active Coronado mines and future resource development are summarized below:
>
Mine Accidents
>
Highwall Failure.

Highwall failures are likely to result in a temporary mine closure and should not have a material impact on the mine sustainability.

The risk is considered to be
probable.

>
Adverse Geological Conditions.

Adverse geological conditions include such conditions as
faults and sandstone washouts.

The risk is considered to be probable.

The impact is
expected to be temporary with little material impact on mine sustainability.
>
Environmental Risk.

Numerous federal and state permits are required to operate coal mines and mine surface facilities. Permitting rules are complex and may change over time, making compliance difficult or impossible.
>
Water Quality.

Permit requirements to fulfill Clean Water Act obligations are subject to modification.

The probability of water quality changes having a material impact on mine operations is possible.

As a contemporary example, the selenium discharge issue that

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon-Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Norther Appalachian Coal Basin
Pennsylvania, USA
Appendix D:

JORC Table 1
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Criteria JORC Code explanation Commentary
affects western Canadian and Central Appalachian Basin operators has only recently emerged as a concern and its ultimate impact has not been determined.
>
New Permits.

Permit protests by environmental groups and individuals can contribute to permit delays or denial and increase the cost of permitting and delay development.

Surface mining activities, coal refuse disposal and construction of access roads in mountainous terrain often require storage of material in valley fills.

Authority to dispose of
fill material into waters of the United States must be granted by the United States Army
Corps of Engineers ( COE )
.

COE permits are increasingly difficult to obtain.
>
Regulatory Requirements.

Adverse impact from regulatory changes is considered to be
probable.

The impact will likely affect the broader industry and is not expected to result in mine closure.
>
Market Risk.

Metallurgical and thermal coal markets ultimately depend upon the global steel and thermal coal demand and are considered to be volatile.

Currently, the US coal
market has seen a decline in demand for thermal coal due to thermal plant closures, as a result of new air and water pollution regulations, and competition from other commodities used for power generation such as natural gas.

This has resulted in an overall decline in
CAPP coal production.

Continued regulatory changes and declining demand could result in material changes in domestic and global coal markets.

The impact cannot be predicted at
this time; however, while MM&A expects the coal reserve within this TRS to remain economically viable throughout the life of the projected mines, the LOM financial model is very sensitive to changes in coal sales price and therefore market risk is not insignificant.
>
Labor Risk.

Work stoppage due to organized labor protests is considered to be unlikely and not likely to lead to permanent mine closure.

The mines are likely to suffer the loss of key
supervisors and skilled employees due to retirement as the workforce ages.

The problem is
industry-wide and the impact is expected to be temporary and have no sustained impact on coal production.
>
Availability of Equipment and Supplies.

Risk of equipment and supply availability is likely to
be temporary and should not have a sustained adverse impact on the production of coal.
>
Transportation Delay.

Interruption of coal transport services by river or rail is considered to be probable but unlikely to have a sustained impact on coal production.
>
Other Operational Challenges.

Additional operational challenges recently encountered by
Coronado include hard cutting zones within the Eagle No. 1 and Muddy Bridge mines.

In
addition, recent discussions between Coronado and AEP have revealed recovery impacts in areas beneath towers supporting high-voltage electrical lines that cross some of Logan’s reserves.

Other potential challenges include flooded overlying mine workings from previous operations.

All of these additional challenges have the potential to impact overall recovery of the reserves.

Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Mon-Valley Complex Upper Freeport Holdings
in Accordance with the JORC Code and
United States SEC Regulation S-K 1300 as of December 31, 2024
Norther Appalachian Coal Basin
Pennsylvania, USA
Appendix D:

JORC Table 1
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Criteria JORC Code explanation Commentary
>
It is recognised that this may not be possible or appropriate in all circumstances.
These statements of relative accuracy and confidence of the estimate should be compared with production data, where available.
>
Mine plans, productivity expectations and cost estimates generally reflect historical performance and efforts have been made to adjust plans and costs to reflect future conditions.